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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21460

                          Pioneer Series Trust II
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2006 through December 31, 2006


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

                              [LOGO]PIONEER
                                   ----------
                                      AMPAC
                                     GROWTH
                                      FUND


                                     Annual
                                     Report
                                    12/31/06


                             [LOGO] PIONEER
                                    Investments(R)

 Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2

Portfolio Management Discussion                                 4

Portfolio Summary                                               9

Prices and Distributions                                       10

Performance Update                                             11

Comparing Ongoing Fund Expenses                                15

Schedule of Investments                                        17

Financial Statements                                           21

Notes to Financial Statements                                  29

Report of Independent Registered Public Accounting Firm        36

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        37

Trustees, Officers and Service Providers                       43


                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,


/s/John F. Cogan Jr., Chairman



John F. Cogan Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Solid economic growth and strong corporate profits propelled stock prices higher in 2006. With its exposure to international growth by investing in U.S. companies with offshore markets in the Pacific Rim, Pioneer AmPac Growth Fund shared in the strong growth of that region during the fiscal year ended December 31, 2006, as Rosellen Papp, a member of the Fund's management team, discusses in the following interview.

Q: In a year that investors heavily favored riskier investments, how did the Fund's larger, more established growth companies fare?

A: With the economic backdrop in both the United States and abroad so favorable for stock investing, all sectors of the equity market flourished in 2006 regardless of their individual focus - large or small, domestic or international, growth- or value-oriented. However, relatively speaking, it was a frustrating year for large company growth stocks, which trailed higher-risk investment strategies - many of which posted very strong performance regardless of the weak fundamentals underlying the companies.

     Despite this backdrop, the Fund performed very well versus its benchmark and peers. For the 12 months ended December 31, 2006, Class A shares generated a total return of 11.35%, at net asset value. In comparison, the Russell 1000 Growth Index posted a return of 9.07% for the same period. The average return of the 492 Multi-Capitalization Growth Funds tracked by Lipper Inc. was 8.19%. We think our decision to increase the portfolio's exposure to consumer discretionary stocks during the year contributed to this outperformance. Financial holdings also proved very rewarding.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Q: Why did you increase the portfolio's exposure to consumer discretionary stocks?

A: We have been watching this sector for some time, waiting for the right entry point to increase the Fund's allocation. Consumer discretionary stocks by their very nature are economically sensitive and rely on the willingness of the consumer to spend. The companies that we have targeted have the ability to weather all economic conditions, because of their market niche or their ability to maintain or even expand their market share when economic growth slows.

     During the stock market correction this past spring, the prices of many consumer discretionary stocks that we had been following became quite compelling. During the reporting period, we added three new stocks. Coach, the designer of classic accessories, handbags and other leather goods, is profiting from strong demand in Japan as well as in America. International Speedway, a leading promoter of motor sports activities in the United States, owns and operates 11 of the nation's motor sports entertainment facilities. We believe that management's efforts to attract fans and increase attendance in urban areas will pay off. Finally, we added the high-volume, low price retailer Target, which is one of the largest discounters in the United States.

     In the second half of the fiscal year, we added Nike - the world's largest athletic shoe maker. We purchased Nike because of its global brand awareness, record of product innovation and strong financial condition. Nike derives significant revenue from the Asia Pacific region and this revenue has doubled over the past five years.

     In the financial sector, both State Street and T. Rowe Price Group are enjoying strong global demand for their retirement services. Furthermore, State Street is profiting from its acquisition of Deutsche Bank's global security services, which has opened new business opportunities in Europe. In fact, this global bank earns 40% of its revenues from outside the United States. New management is targeting 50% over the next few years on the back of growing demand for retirement investment options worldwide.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

Q:   Were there any notable sales in the portfolio?

A: We like to buy companies with the intention of holding them for the long term to keep the portfolio's turnover rate well below the industry average and minimize the tax consequences for our shareowners. However, there are times when unforeseen events force our hand.

     During the reporting period we sold American International Group (AIG) based on our concerns about the quality of AIG's future earnings, especially in light of questionable accounting practices and the impact of extreme hurricane activity on its property and casualty insurance business. We also eliminated Eli Lilly, because we were uneasy about how Congressional efforts to address the high cost of drugs may impact the profitability of this otherwise attractive pharmaceutical company. We remain optimistic about the health care sector on a company-by-company basis and have focused on non-pharmaceutical businesses such as Techne, a small biotechnology company that produces proteins for use in medical research for oncology and neuroscience, and Johnson and Johnson, which is a well-diversified company with an expansive line of medical products outside its drug business.

     We also eliminated Symantec and Applied Materials from the portfolio during the second half of the year. We sold Symantec due to our concern regarding integration challenges with the Veritas acquisition. We sold Applied Materials due to our fear that the recovery of semiconductor capital equipment may be delayed.

Q: The faster-growing markets of Asia ranked as one of the top performing sectors in 2006. Could you mention some of the Fund's holdings with exposure to this region that contributed to performance?

A: Certainly. The Fund's strategy of investing in American companies that derive at least 15% of their earnings from the Pacific Rim was very rewarding during the fiscal year. We believe this approach offers a way to capitalize on this tremendous growth potential without investing directly in these developing markets. For the next several years, we think that the tremendous demand created by the modernization of China and India's economies is a catalyst for a new secular change. We think the timely identification of

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     companies poised to benefit from this catalyst could be very advantageous for the Fund.

     Three holdings exemplify this strategy. Cisco Systems is profiting from the introduction of high-speed Internet service throughout China and India. WPP Group, which owns such successful U.S.-based advertising agencies as Ogilvy Mather and J. Walter Thompson, is acquiring local advertising agencies in India and China to help expand its advertising business there. Stryker, a manufacturer of orthopedic replacements for hips and knees, derives a portion of its revenues from these heavily populated countries.

Q:   What is your outlook?

A: As the Fund enters the new fiscal year, the Federal Reserve Board (the Fed) has held its key interest rate steady since the last increase in June of 2006, after two years of raising rates. Most economists think the Fed will continue on this course in the current environment, as any increase would likely pressure consumer spending and further weaken the housing market by making mortgages more expensive.

     The U.S. economy continues to grow at a moderate rate, despite the slump in the housing market. We think moderate economic growth with low unemployment provides a healthy environment for the companies in your portfolio to prosper. And, after several years of lagging other asset classes, we think out-of-favor, large capitalization growth stocks have become quite attractive relative to other sectors of the stock market and may be poised to take the lead in 2007.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. Investing in the securities of U.S. issuers with substantial foreign activities involves many of the same risks as investing in the securities of foreign issuers. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A PIE CHART]

Portfolio Diversification
(As a percentage of total investment portfolio)

                                      Depositary Receipts
     U.S. Common Stocks             for International Stocks
           95.4%                             4.6%


--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A PIE CHART]
Sector Distribution
(As a percentage of equity holdings)
Information Technology                                           29.3%
Industrials                                                     17.8%
Consumer Discretionary                                          15.2%
Health Care                                                     14.7%
Financials                                                      12.7%
Consumer Staples                                                 7.1%
Energy                                                           3.2%

 10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.  State Street Corp.                 5.29%
    2.  Cisco Systems, Inc.                5.14
    3.  Microsoft Corp.                    4.84
    4.  Medtronic, Inc.                    4.61
    5.  WPP Group Plc                      4.60
    6.  T. Rowe Price Associates, Inc.     4.57
    7.  Johnson & Johnson                  4.48
    8.  Stryker Corp.                      4.32
    9.  Emerson Electric Co.               4.15
   10.  Microchip Technology               4.10

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

    Class       12/31/06        12/31/05
   -------     ----------      ---------
     A          $17.37          $16.08
     B          $16.97          $15.87
     C          $16.98          $15.87
     R          $16.81          $15.64

Distributions Per Share
--------------------------------------------------------------------------------

                                1/1/06 - 12/31/06
                -------------------------------------------
                    Net
                 Investment       Short-Term              Long-Term
  Class            Income       Capital Gains           Capital Gains
 -------        ------------    ---------------         --------------
    A             $0.0121         $  -                    $0.518
    B             $  -            $  -                    $0.518
    C             $  -            $  -                    $0.518
    R             $  -            $  -                    $0.518

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

     The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.


     The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 11, 12, 13 and 14.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A MOUNTAIN CHART]
   Value of a        Pioneer AmPac           Russell 1000
$10,000 Investment    Growth Fund            Growth Index
        3/97            10000                   10000
                        12403                   12979
        12/98           15841                   18003
                        19631                   23972
        12/00           19660                   18597
                        16748                   14799
        12/02           13267                   10672
                        16881                   13847
        12/04           16842                   14720
                        16619                   15494
        12/06           18634                   16900

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                                Net Asset                Public
                                  Value                 Offering
                                  (NAV)                Price (POP)
 Life-of-Class
 (3/14/1997)                       6.88%                  6.23%
 5 Years                           2.88                   1.66
 1 Year                           11.35                   4.95
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                  Gross                     Net
                                   2.23%                  1.40%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.


[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A MOUNTAIN CHART]

     Value of a         Pioneer AmPac    Russell 1000
  $10,000 Investment    Growth Fund      Growth Index
        3/97               10000           10000
                           12379           12979
        12/98              15772           18003
                           19497           23972
        12/00              19477           18597
                           16550           14799
        12/02              13078           10672
                           16598           13847
        12/04              16627           14720
                           16575           15494
        12/06              18270           16900

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
                                   Held       Redeemed
 Life-of-Class
 (3/14/1997)                       6.02%        6.02%
 5 Years                           2.00         2.00
 1 Year                           10.23         6.23
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                 Gross          Net
                                   3.30%        2.30%
--------------------------------------------------------------------------------


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES

 Investment Returns

--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A MOUNTAIN CHART]

        Value of a          Pioneer AmPac            Russell 1000
    $10,000 Investment       Growth Fund             Growth Index
           3/97                 10000                   10000
                                12379                   12979
          12/98                 15772                   18003
                                19497                   23972
          12/00                 19477                   18597
                                16550                   14799
          12/02                 13078                   10672
                                16598                   13847
          12/04                 16638                   14720
                                16575                   15494
          12/06                 18270                   16900

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                                    If            If
                                   Held        Redeemed
 Life-of-Class
 (3/14/1997)                       6.02%         6.02%
 5 Years                           2.01          2.01
 1 Year                           10.29         10.29
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                   Gross          Net
                                   3.20%         2.30%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense rfatio reflects contractual expense limitations currently in effect through 5/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AmPac Growth Fund, compared to that of the Russell 1000 Growth Index.

[THE FOLLOWING IS REPRESENTED IN THE PRINTED MATERIAL BY A MOUNTAIN CHART]

        Value of a       Pioneer AmPac          Russell 1000
   $10,000 Investment    Growth Fund            Growth Index
         3/97               9425                   10000
                           11736                   12979
        12/98              15064                   18003
                           18762                   23972
        12/00              18883                   18597
                           16167                   14799
        12/02              12872                   10672
                           16460                   13847
        12/04              16616                   14720
                           16734                   15494
        12/06              18471                   16900

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                                    If            If
                                   Held        Redeemed
 Life-of-Class
 (3/14/1997)                       6.11%         6.11%
 5 Years                           1.92          1.92
 1 Year                           10.82         10.82
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                   Gross          Net
                                   4.54%         1.65%
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class R Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class R shares of the Fund from March 14, 1997 to February 20, 2004 is the performance of Papp America-Pacific Rim Fund's single class, which has been restated to reflect any applicable sales charges, Rule 12b-1 fees and service fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp America-Pacific Rim Fund. Pioneer AmPac Growth Fund was created through the reorganization of predecessor Papp funds on February 21, 2004.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on actual returns from July 1, 2006 through December 31, 2006

Share Class                           A              B              C             R
------------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 7/1/06
 Ending Account Value             $1,109.40      $1,103.73      $1,104.34      $1,106.76
 On 12/31/06
 Expenses Paid During Period*     $    6.65      $   11.77      $   11.67      $    8.76

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.22%, 2.20% and 1.65% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AmPac Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006

Share Class                           A              B              C              R
------------------------------------------------------------------------------------------
 Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
 On 7/1/06
 Ending Account Value             $1,018.80      $1,014.01      $1,014.12      $   1,016
 On 12/31/06
 Expenses Paid During Period*     $    6.36      $   11.27      $   11.17      $    8.39

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.22%, 2.20% and 1.65% for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                            Value
              COMMON STOCKS - 97.9%
              Energy - 3.2%
              Integrated Oil & Gas - 3.2%
    8,400     Chevron Corp.                                    $   617,652
                                                               -----------
              Total Energy                                     $   617,652
                                                               -----------
              Capital Goods - 11.6%
              Electrical Component & Equipment - 4.1%
   18,000     Emerson Electric Co.                             $   793,620
                                                               -----------
              Industrial Conglomerates - 7.5%
    9,000     3M Co.                                           $   701,370
   20,800     General Electric Co.                                 773,968
                                                               -----------
                                                               $ 1,475,338
                                                               -----------
              Total Capital Goods                              $ 2,268,958
                                                               -----------
              Transportation - 5.8%
              Air Freight & Couriers - 5.8%
   15,000     Expeditors International of Washington, Inc.     $   607,500
    7,000     United Parcel Service                                524,860
                                                               -----------
                                                               $ 1,132,360
                                                               -----------
              Total Transportation                             $ 1,132,360
                                                               -----------
              Consumer Durables & Apparel - 4.4%
              Apparel, Accessories & Luxury Goods - 2.9%
   13,000     Coach, Inc.*                                     $   558,480
                                                               -----------
              Footwear - 1.5%
    3,000     Nike, Inc.                                       $   297,090
                                                               -----------
              Total Consumer Durables & Apparel                $   855,570
                                                               -----------
              Consumer Services - 3.9%
              Leisure Facilities - 3.9%
   15,000     International Speedway Corp.                     $   765,600
                                                               -----------
              Total Consumer Services                          $   765,600
                                                               -----------
              Media - 4.5%
              Advertising - 4.5%
   13,000     WPP Group Plc (A.D.R.)                           $   880,620
                                                               -----------
              Total Media                                      $   880,620
                                                               -----------

The accompanying notes are an integral part of these financial statements.   17

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

   Shares                                                       Value
              Retailing - 2.0%
              General Merchandise Stores - 2.0%
    7,000     Target Corp.                                $   399,350
                                                          -----------
              Total Retailing                             $   399,350
                                                          -----------
              Food, Beverage & Tobacco - 2.9%
              Packaged Foods & Meats - 2.9%
   11,000     William Wrigley Jr. Co.                     $   568,920
                                                          -----------
              Total Food, Beverage & Tobacco              $   568,920
                                                          -----------
              Household & Personal Products - 4.0%
              Household Products - 4.0%
   12,000     Colgate-Palmolive Co.                       $   782,880
                                                          -----------
              Total Household & Personal Products         $   782,880
                                                          -----------
              Health Care Equipment & Services - 10.0%
              Health Care Equipment - 8.7%
   16,500     Medtronic, Inc.                             $   882,915
   15,000     Stryker Corp.                                   826,650
                                                          -----------
                                                          $ 1,709,565
                                                          -----------
              Health Care Technology - 1.3%
    9,000     IMS Health, Inc.                            $   247,320
                                                          -----------
              Total Health Care Equipment & Services      $ 1,956,885
                                                          -----------
              Pharmaceuticals & Biotechnology - 4.4%
              Pharmaceuticals - 4.4%
   13,000     Johnson & Johnson                           $   858,260
                                                          -----------
              Total Pharmaceuticals & Biotechnology       $   858,260
                                                          -----------
              Banks - 2.8%
              Regional Banks - 2.8%
   31,000     UCBH Holdings, Inc.                         $   544,360
                                                          -----------
              Total Banks                                 $   544,360
                                                          -----------
              Diversified Financials - 9.7%
              Asset Management & Custody Banks - 9.7%
   15,000     State Street Corp.                          $ 1,011,600
   20,000     T. Rowe Price Associates, Inc.                  875,400
                                                          -----------
                                                          $ 1,887,000
                                                          -----------
              Total Diversified Financials                $ 1,887,000
                                                          -----------

18   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Shares                                                        Value
              Software & Services - 7.9%
              Application Software - 3.2%
   15,000     Adobe Systems, Inc.*                         $   616,800
                                                           -----------
              Systems Software - 4.7%
   31,000     Microsoft Corp.                              $   925,660
                                                           -----------
              Total Software & Services                    $ 1,542,460
                                                           -----------
              Technology Hardware & Equipment - 10.9%
              Communications Equipment - 5.0%
   36,000     Cisco Systems, Inc.*                         $   983,880
                                                           -----------
              Computer Hardware - 2.0%
    4,000     IBM Corp.                                    $   388,600
                                                           -----------
              Computer Storage & Peripherals - 2.5%
   37,500     EMC Corp.*                                   $   495,000
                                                           -----------
              Electronic Equipment & Instruments - 1.4%
   10,000     National Instruments Corp.                   $   272,400
                                                           -----------
              Total Technology Hardware & Equipment        $ 2,139,880
                                                           -----------
              Semiconductors - 9.9%
              Semiconductors - 9.9%
   34,500     Intel Corp.                                  $   698,625
   15,000     Linear Technology Corp.                          454,800
   24,000     Microchip Technology                             784,800
                                                           -----------
                                                           $ 1,938,225
                                                           -----------
              Total Semiconductors                         $ 1,938,225
                                                           -----------
              TOTAL COMMON STOCK
              (Cost $14,373,345)                           $19,138,980
                                                           -----------
              TOTAL INVESTMENT IN SECURITIES - 97.9%
              (Cost $14,373,345)(a)                        $19,138,980
                                                           -----------
              OTHER ASSETS AND LIABILITIES - 2.1%          $   407,258
                                                           -----------
              TOTAL NET ASSETS - 100.0%                    $19,546,238
                                                           ===========

The accompanying notes are an integral part of these financial statements.   19

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

*    Non-income producing security.

(A.D.R.) American Depositary Receipt

(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $14,373,345 was as follows:


       Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost            $ 5,111,911

       Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value               (346,276)
                                                                  -----------
       Net unrealized gain                                        $ 4,765,635
                                                                  ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $2,541,716 and $4,776,715, respectively.

20   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost of $14,373,345)         $19,138,980
  Cash                                                       494,252
  Receivables -
    Fund shares sold                                          44,242
    Dividends, interest and foreign taxes withheld            19,264
    Due from Pioneer Investment Management, Inc.              17,137
  Other                                                          978
                                                         -----------
     Total assets                                        $19,714,853
                                                         -----------
LIABILITIES:
  Payables -
    Investment securities purchased                      $    99,618
    Fund shares repurchased                                    4,179
  Due to affiliates                                            9,697
  Accrued expenses                                            55,121
                                                         -----------
     Total liabilities                                   $   168,615
                                                         -----------
NET ASSETS:
  Paid-in capital                                        $14,708,872
  Undistributed net investment income                          6,314
  Accumulated net realized gain on investments                65,417
  Net unrealized gain on investments                       4,765,635
                                                         -----------
     Total net assets                                    $19,546,238
                                                         ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $15,723,527/905,269 shares)          $     17.37
                                                         ===========
  Class B (based on $1,479,430/87,154 shares)            $     16.97
                                                         ===========
  Class C (based on $2,335,740/137,518 shares)           $     16.98
                                                         ===========
  Class R (based on $7,541/449 shares)                   $     16.81
                                                         ===========
MAXIMUM OFFERING PRICE:
  Class A ($17.37 [divided by] 94.25%)                   $     18.43
                                                         ===========

The accompanying notes are an integral part of these financial statements.   21

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $443)        $274,144
  Interest                                                    8,185
  Income from securities loaned, net                            188
                                                           --------
     Total investment income                                              $  282,517
                                                                          ----------
EXPENSES:
  Management fees                                          $138,302
  Transfer agent fees and expenses
    Class A                                                  33,734
    Class B                                                   5,914
    Class C                                                   9,854
    Class R                                                     632
  Distribution fees
    Class A                                                  36,536
    Class B                                                  13,226
    Class C                                                  23,281
    Class R                                                      48
  Administrative reimbursements                               4,147
  Custodian fees                                             14,651
  Registration fees                                          32,865
  Professional fees                                          35,370
  Printing expense                                           10,289
  Fees and expenses of nonaffiliated trustees                 6,196
  Miscellaneous                                               6,317
                                                           --------
     Total expenses                                                       $  371,362
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                     (104,992)
     Less fees paid indirectly                                                (1,056)
                                                                          ----------
     Net expenses                                                         $  265,314
                                                                          ----------
       Net investment income                                              $   17,203
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                        $  746,548
  Change in net unrealized gain on investments                             1,151,481
                                                                          ----------
    Net gain on investments                                               $1,898,029
                                                                          ----------
    Net increase in net assets resulting from operations                  $1,915,232
                                                                          ==========

22   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                          Year Ended        Year Ended
                                                            12/31/06          12/31/05
FROM OPERATIONS:
Net investment income (loss)                              $    17,203       $   (23,966)
Net realized gain on investments                              746,548           371,160
Change in net unrealized gain (loss) on investments         1,151,481          (338,464)
                                                          -----------       -----------
    Net increase in net assets resulting from
     operations                                           $ 1,915,232       $     8,730
                                                          -----------       -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.01 and $0.00 per share, respectively)     $   (10,889)      $    (3,362)
Net realized gain:
    Class A ($0.52 and $0.00 per share, respectively)        (438,991)                -
    Class B ($0.52 and $0.00 per share, respectively)         (43,714)                -
    Class C ($0.52 and $0.00 per share, respectively)         (69,454)                -
    Class R ($0.52 and $0.00 per share, respectively)            (221)                -
                                                          -----------       -----------
     Total distributions to shareowners                   $  (563,269)      $    (3,362)
                                                          -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 3,568,042       $ 4,436,171
Reinvestment of distributions                                 460,429             2,821
Cost of shares repurchased                                 (5,510,420)       (7,900,842)
                                                          -----------       -----------
    Net decrease in net assets resulting from
     Fund share transactions                              $(1,481,949)      $(3,461,850)
                                                          -----------       -----------
     Net decrease in net assets                           $  (129,986)      $(3,456,482)
NET ASSETS:
Beginning of year                                          19,676,224        23,132,706
                                                          -----------       -----------
End of year                                               $19,546,238       $19,676,224
                                                          ===========       ===========
Undistributed net investment income                       $     6,314       $         -
                                                          ===========       ===========

The accompanying notes are an integral part of these financial statements.   23

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '06 Shares       '06 Amount      '05 Shares       '05 Amount
CLASS A
Shares sold                        158,366       $ 2,712,824        192,558       $ 3,049,556
Reinvestment of distributions       21,963           378,228            174             2,821
Less shares repurchased           (256,600)       (4,262,526)      (403,331)       (6,339,140)
                                  --------       -----------       --------       -----------
    Net decrease                   (76,271)      $(1,171,474)      (210,599)      $(3,286,763)
                                  ========       ===========       ========       ===========
CLASS B
Shares sold                         27,777       $   463,573         22,676       $   354,627
Reinvestment of distributions        1,961            32,973              -                 -
Less shares repurchased            (19,722)         (320,206)       (19,404)         (300,157)
                                  --------       -----------       --------       -----------
    Net increase                    10,016       $   176,340          3,272       $    54,470
                                  ========       ===========       ========       ===========
CLASS C
Shares sold                         23,616       $   387,769         65,277       $ 1,019,684
Reinvestment of distributions        2,914            49,039              -                 -
Less shares repurchased            (56,814)         (922,404)       (79,989)       (1,249,079)
                                  --------       -----------       --------       -----------
    Net decrease                   (30,284)      $  (485,596)       (14,712)      $  (229,395)
                                  ========       ===========       ========       ===========
CLASS R
Shares sold                            241       $     3,876            792       $    12,304
Reinvestment of distributions           12               189              -                 -
Less shares repurchased               (316)           (5,284)          (813)          (12,466)
                                  --------       -----------       --------       -----------
    Net decrease                       (63)      $    (1,219)           (21)      $      (162)
                                  ========       ===========       ========       ===========

24   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended   Year Ended    Year Ended    Year Ended   Year Ended
                                                                 12/31/06     12/31/05    12/31/04 (b)    12/31/03     12/31/02

CLASS A
Net asset value, beginning of period                             $ 16.08     $ 15.97        $ 15.87       $ 12.38      $  15.51
                                                                 -------     -------        -------       -------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.05     $  0.02        $  0.06       $ (0.11)     $  (0.08)
 Net realized and unrealized gain (loss) on investments             1.77        0.09           0.10          3.60         (3.05)
                                                                 -------     -------        -------       -------      --------
  Net increase (decrease) from investment operations             $  1.82     $  0.11        $  0.16       $  3.49      $  (3.13)
Distributions to shareowners:
 Net investment income                                             (0.01)          -(a)       (0.06)            -             -
 Net realized gain                                                 (0.52)          -              -             -             -
                                                                 =======     =======        =======       =======      ========
Net increase (decrease) in net asset value                       $  1.29     $  0.11        $  0.10       $  3.49      $  (3.13)
                                                                 -------     -------        -------       -------      --------
Net asset value, end of period                                   $ 17.37     $ 16.08        $ 15.97       $ 15.87      $  12.38
                                                                 =======     =======        =======       =======      ========
Total return*                                                      11.35%       0.71%          0.99%**      28.19%       (20.18)%
Ratio of net expenses to average net assets+                        1.25%       1.25%          1.25%         1.25%         1.25%
Ratio of net investment income (loss) to average net assets+        0.28%       0.08%          0.43%        (0.20)%       (0.38)%
Portfolio turnover rate                                               14%         16%            11%           15%            8%
Net assets, end of period (in thousands)                         $15,724     $15,780        $19,042       $12,222      $ 11,108
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.82%       2.23%          2.22%         1.56%         1.52%
 Net investment loss                                               (0.29)%     (0.90)%        (0.54)%       (0.51)%       (0.65)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%       1.25%          1.25%         1.25%         1.25%
 Net investment income (loss)                                       0.28%       0.08%          0.43%        (0.20)%       (0.38)%

(a)  Amount rounds to less than $.01 per share.
(b) Effective February 20, 2004 Pioneer Investment Management became the Advisor of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**   Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              Year Ended    Year Ended      2/21/04 (a) to
                                               12/31/06      12/31/05          12/31/04
CLASS B
Net asset value, beginning of period           $ 15.87       $ 15.93         $   16.32
                                               -------       -------         ---------
Increase (decrease) from investment
  operations:
  Net investment loss                          $ (0.10)      $ (0.15)        $   (0.01)
  Net realized and unrealized gain (loss)
   on investments                                 1.72          0.09             (0.38)
                                               -------       -------         ---------
   Net increase (decrease) from
     investment operations                     $  1.62       $ (0.06)        $   (0.39)
Distributions to shareowners:
  Net realized gain                              (0.52)            -                 -
                                               -------       -------         ---------
Net increase (decrease) in net
  asset value                                  $  1.10       $ (0.06)        $   (0.39)
                                               -------       -------         ---------
Net asset value, end of period                 $ 16.97       $ 15.87         $   15.93
                                               =======       =======         =========
Total return*                                    10.23%        (0.38)%           (2.39)%(b)
Ratio of net expenses to average
  net assets+                                     2.23%         2.32%             2.08%**
Ratio of net investment loss to average
  net assets+                                    (0.69)%       (0.98)%           (0.07)%**
Portfolio turnover rate                             14%           16%               11%
Net assets, end of period (in thousands)       $ 1,479       $ 1,224         $   1,177
Ratios with no waiver of management
  fees and assumption of expenses by
  PIM and no reduction for fees paid
  indirectly:
  Net expenses                                    2.79%         3.30%             3.14%**
  Net investment loss                            (1.25)%       (1.96)%           (1.14)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    2.22%         2.32%             2.08%**
  Net investment loss                            (0.68)%       (0.98)%           (0.07)%**

(a)  Class B shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized
+    Ratios with no reduction for fees paid indirectly.

26   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                Year Ended    Year Ended      2/21/04 (a) to
                                                 12/31/06      12/31/05          12/31/04
CLASS C
Net asset value, beginning of period             $ 15.87       $ 15.92         $   16.32
                                                 -------       -------         ---------
Increase (decrease) from investment
  operations:
  Net investment income (loss)                   $ (0.11)      $ (0.15)        $    0.01
  Net realized and unrealized gain (loss)
   on investments                                   1.74          0.10             (0.41)
                                                 -------       -------         ---------
   Net increase (decrease) from
     investment operations                       $  1.63       $ (0.05)        $   (0.40)
Distributions to shareowners:
  Net realized gain                                (0.52)            -                 -
                                                 -------       -------         ---------
Net increase (decrease) in net asset value       $  1.11       $ (0.05)        $   (0.40)
                                                 -------       -------         ---------
Net asset value, end of period                   $ 16.98       $ 15.87         $   15.92
                                                 =======       =======         =========
Total return*                                      10.29%        (0.31)%           (2.45)%(b)
Ratio of net expenses to average
  net assets+                                       2.20%         2.23%             2.12%**
Ratio of net investment income (loss) to
  average net assets+                              (0.67)%       (0.90)%            0.14%**
Portfolio turnover rate                               14%           16%               11%
Net assets, end of period (in thousands)         $ 2,336       $ 2,664         $   2,905
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                      2.77%         3.20%             3.16%**
  Net investment loss                              (1.24)%       (1.87)%           (0.89)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                      2.20%         2.22%             2.12%**
  Net investment income (loss)                     (0.67)%       (0.89)%            0.14%**

(a)  Class C shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   27

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                              Year Ended    Year Ended      2/21/04 (a) to
                                               12/31/06      12/31/05          12/31/04
CLASS R
Net asset value, beginning of period           $ 15.64       $ 15.85         $   16.32
                                               -------       -------         ---------
Increase (decrease) from investment
  operations:
  Net investment loss                          $ (0.03)      $ (0.51)        $   (0.03)
  Net realized and unrealized gain (loss)
   on investments                                 1.72          0.30             (0.44)
                                               -------       -------         ---------
   Net increase (decrease) from
     investment operations                     $  1.69       $ (0.21)        $   (0.47)
Distributions to shareowners:
  Net realized gain                              (0.52)            -                 -
                                               -------       -------         ---------
Net increase (decrease) in net
  asset value                                  $  1.17       $ (0.21)        $   (0.47)
                                               -------       -------         ---------
Net asset value, end of period                 $ 16.81       $ 15.64         $   15.85
                                               =======       =======         =========
Total return*                                    10.82%        (1.33)%           (2.88)%(b)
Ratio of net expenses to average
  net assets+                                     1.71%         3.03%             2.84%**
Ratio of net investment loss to average
  net assets+                                    (0.19)%       (1.73)%           (0.51)%**
Portfolio turnover rate                             14%           16%               11%
Net assets, end of period (in thousands)       $     8       $     8         $       8
Ratios with no waiver of management
  fees and assumption of expenses
  by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                    8.44%         4.54%             3.86%**
  Net investment loss                            (6.92)%       (3.24)%           (1.53)%**
Ratios with waiver of management fees
  and assumption of expenses by PIM
  and reduction for fees paid indirectly:
  Net expenses                                    1.65%         3.01%             2.84%**
  Net investment loss                            (0.13)%       (1.71)%           (0.51)%**

(a)  Class R shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

28   The accompanying notes are an integral part of these financial statements.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer AmPac Growth Fund (the Fund) (formerly, Pioneer Papp America-Pacific Rim
Fund), is a diversified series of Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which commenced operations on February 20, 2004, is the successor to the Papp America-Pacific Rim Fund, Inc. Papp America-Pacific Rim Fund, Inc. transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Papp America-Pacific Rim Fund, Inc. on February 20, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.


A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
                                         2006         2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                      $ 10,889      $3,362
  Long-term capital gain                552,380           -
                                       --------      ------
    Total                              $563,269      $3,362
                                       ========      ======
--------------------------------------------------------------------------------


    The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006:

--------------------------------------------------------------------------------
                                        2006
--------------------------------------------------------------------------------
  Undistributed ordinary income      $    6,314
  Undistributed long-term gain           65,417
  Unrealized appreciation             4,765,635
                                     ----------
    Total                            $4,837,366
                                     ==========
--------------------------------------------------------------------------------


C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $2,037

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     in underwriting commissions on the sale of Class A shares during the year ended December 31, 2006.


D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares bear different transfer agent and distribution fees.


E.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


2.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% of the excess over $1 billion. For the year ended December 31, 2006, the net management fee was equivalent to 0.75% of average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub-advisory services to the Fund.

Through December 31, 2006, PIM had agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares were reduced only to the extent that such expenses were reduced for Class A shares.

Effective May 1, 2006, PIM has agreed to further limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30%, 2.30% and 1.65% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through May 1, 2007. PIM expects to continue its limitation of expenses unless the expense limit agreement with the Fund is terminated pursuant to the terms of the expense limit agreement. However, there can be no assurance that PIM will extend the expense limitation beyond May 1, 2007. The Fund may terminate the expense limitation agreement at any time; provided, however, that the Board of Trustees would not take such action unless it determined termination of the agreement be in the best interests of the Fund and its shareowners.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On December 31, 2006, $36 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $9,035 in transfer agent fees payable to PIMSS at December 31, 2006.


4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in due to affiliates is $626 in distribution fees payable to PFD at December 31, 2006. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class R shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $4,412 were paid to PFD.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced by $1,056 under such arrangements.


6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


7. Subsequent Event

On September 19, 2006, the Board of Trustees approved the liquidation of the Fund's Class R shares. This liquidation took place on February 1, 2007.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and the
Shareowners of Pioneer AmPac Growth Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer AmPac Growth Fund, one of the series constituting Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AmPac Growth Fund of the Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                   /s/Ernst & Young LLP



Boston, Massachusetts
February 21, 2007

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and
(ix) the investment and compliance staff and operations of the Subadviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fee under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Independent Trustees for this purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fifth quintile of the peer group for the three years ended June 30, 2006, and the second quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees, focusing on three year total returns, concluded that the Fund underperformed relative to its peers. The Trustees noted, however, an improved performance trend and that the return of the Fund, before deduction of expenses, exceeded the return of the Fund's benchmark index for the 12-month period ended June 30, 2006.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser and Subadviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to expense limitations) for the 12 months ended June 30, 2006 to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.


Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Subadviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Subadviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder and the Subadvisory Agreement, was fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Subadvisory Agreement for another year.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 87 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Length of Service
Name and Age               With the Fund        and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the      Trustee since 2003.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or
                                                removal.

                                                                                    Other Directorships Held
Name and Age               Principal Occupation During Past Five Years              by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset   Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman       Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and
                           affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary
                           Counseling, Inc.; President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------
44

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Length of Service
Name, Age and Address       With the Fund    and Term of Office
David R. Bock (63)          Trustee          Trustee since 2005.
3050 K. Street NW,                           Serves until a
Washington, DC 20007                         successor trustee
                                             is elected or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee          Trustee since 2003.
3509 Woodbine Street,                        Serves until a
Chevy Chase, MD 20815                        successor trustee
                                             is elected or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee          Trustee since 2003.
1001 Sherbrooke Street                       Serves until a
West, Montreal, Quebec,                      successor trustee
Canada                                       is elected or earlier
H3A1G5                                       retirement or
                                             removal.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name, Age and Address       Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (63)          Senior Vice President and Chief Financial Officer, I-trax,   Director of The
3050 K. Street NW,          Inc. (publicly traded health care services company)          Enterprise Social
Washington, DC 20007        (2001 - present); Managing Partner, Federal City             Investment Company
                            Capital Advisors (boutique merchant bank) (2002 to           (privately-held affordable
                            2004); and Executive Vice President and Chief Financial      housing finance
                            Officer, Pedestal Inc. (internet-based mortgage trading      company); and Director
                            company) (2000 - 2002)                                       of New York Mortgage
                                                                                         Trust (publicly traded
                                                                                         mortgage REIT)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           President, Bush International (international financial       Director of Brady
3509 Woodbine Street,       advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                    identification and
                                                                                         specialty coated
                                                                                         material products
                                                                                         manufacturer); Director
                                                                                         of Briggs & Stratton Co.
                                                                                         (engine manufacturer);
                                                                                         Director of Mortgage
                                                                                         Guaranty Insurance
                                                                                         Corporation; and
                                                                                         Director of UAL
                                                                                         Corporation (airline
                                                                                         holding company)
------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street      firm); and Desautels Faculty of Management, McGill
West, Montreal, Quebec,     University
Canada
H3A1G5
------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name, Age and Address           With the Fund    and Term of Office
Thomas J. Perna (56)            Trustee          Trustee since 2006.
89 Robbins Avenue,                               Serves until a
Berkeley Heights, NJ 07922                       successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Trustee since 2003.
200 State Street, 12th Floor,                    Serves until a
Boston, MA 021098                                successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Trustee since 2003.
One North Adgers Wharf,                          Serves until a
Charleston, SC 29401                             successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------

                                                                                           Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and        Inc. (technology
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                         products for securities
                                                                                           lending industry)
------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Boston, MA 021098                                                                          (closed-end investment
                                                                                           company)
------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment    None
One North Adgers Wharf,         firm)
Charleston, SC 29401
------------------------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                       Positions Held   Length of Service
Name and Age           With the Fund    and Term of Office
Osbert M. Hood (54)+   Executive Vice   Since 2003. Serves
                       President        at the discretion of
                                        the Board

+Mr. Hood resigned as EVP effective January 9, 2007.
-----------------------------------------------------------------------------------------------------------

                                                                                 Other Directorships Held
Name and Age           Principal Occupation During Past Five Years               by this Officer
Osbert M. Hood (54)+   President and Chief Executive Officer, PIM-USA since      Trustee of certain
                       May 2003 (Director since January 2001); Executive         Pioneer Funds
                       Vice President and Chief Operating Officer from
                       November 2000 - May 2003); Director of PGAM since
                       June 2003; President and Director of Pioneer since May
                       2003; President and Director of Pioneer Institutional
                       Asset Management, Inc. since February 2006;
                       Chairman and Director of Pioneer Investment
                       Management Shareholder Services, Inc. ("PIMSS")
                       since May 2003; Director of PFD since May 2006;
                       Director of Oak Ridge Investments, LLC (a registered
                       investment adviser in which PIM USA owns a minority
                       interest) since January 2005; Director of Vanderbilt
                       Capital Advisors, LLC (an institutional investment
                       adviser wholly-owned by PIM USA) since June 2006;
                       and Executive Vice President of all of the Pioneer Funds
                       since June 2003
-----------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal                None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July            None
                             2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
-----------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and            None
                             Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
-----------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and              None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------

Pioneer AmPac Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Positions Held        Length of Service
Name and Age                  With the Fund         and Term of Office
Luis I. Presutti (41)         Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance      Since 2006. Serves
                              Officer               at the discretion of
                                                    the Board
--------------------------------------------------------------------------------

                                                                                      Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years             by this Officer
Luis I. Presutti (41)         Assistant Vice President - Fund Accounting,                       None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,                        None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
                              since May 2002
-----------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,                    None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June 2002
                              to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting, Administration
                              and Controllership Services (Fund Accounting Manager
                              from August 1999 to May 2002); and Assistant
                              Treasurer of all of the Pioneer Funds since
                              September 2003
-----------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the                None
                              Pioneer Funds since March 2006; Vice President and
                              Senior Counsel of Pioneer since September 2004; and
                              Senior Vice President and Counsel, State Street
                              Research & Management Company (February 1998 to
                              September 2004)
-----------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                            This page for your notes.

                            This page for your notes.

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     PIONEER
                                     -------
                                   AMT-FREE CA
                                    MUNICIPAL
                                      FUND*

                                     Annual
                                     Report

                                    12/31/06

                                 [LOGO]PIONEER
                                       Investments(R)

* Formerly Pioneer California Tax Free Income Fund. Name change effective January 20, 2006.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Portfolio Summary                                               8
Prices and Distributions                                        9
Performance Update                                             10
Comparing Ongoing Fund Expenses                                13
Schedule of Investments                                        15
Financial Statements                                           18
Notes to Financial Statements                                  26
Report of Independent Registered Public Accounting Firm        33
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        34
Trustees, Officers and Service Providers                       40

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25%

Letter

thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent fiscal year, Fund performance, his investment philosophy and strategy and his outlook.

Q: How did the Fund perform during the most recent 12-month period ended December 31, 2006?

A: For the 12 months Pioneer AMT-Free CA Municipal Fund's Class A shares produced a 5.23% return, at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.84%, and the average return of the 116 funds in the Lipper California Municipal Debt Funds Category was 4.55%. Lipper is an independent monitor of mutual fund performance.

Q: Will you describe the investing environment for tax-exempt bonds during the time period?

A: For the 12-month period, the U.S. economy continued to perform well, despite wide swings in energy prices and continuing geopolitical uncertainty. Some analysts went as far as to predict a "perfect economic landing" in the near term, where U.S. growth would slow just slightly, avoiding recession as well as economic overheating that might cause a resurgence in inflation. One of the biggest surprises during the two-year period from June 2004 through June 2006, when the Federal Reserve raised short-term interest rates by a quarter of a percentage point 17 times (up to 5.25%), has been the negligible rise of long-term interest rates in response. We believe the reason, in part, may be that inflation remains quiescent, though slightly higher than the Fed's ideal range. The Fed nevertheless paused in raising rates at its August meeting, anticipating that higher rates will further calm inflationary pressures, and the Fed appears to be "on hold" at present.

     Long-term municipal bonds were strong performers over the 12-month period, as yields of AAA 30-year municipal issues declined by almost one third of a percentage point.

     The biggest surprise during the most recent reporting period was municipals' significant outperformance of Treasuries. At the start of the year, 30-year AAA-rated municipal bonds were yielding approximately 97% of comparable Treasury bonds. By the close of the period, they were yielding 85% of Treasuries, meaning

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     that tax-free bonds' price performance has been far better than that of Treasuries.

     We believe the reason for municipals' outperformance was supply and demand dynamics. In recent years, strong demand for municipal bonds has emerged from non-traditional buyers in the fast-growing hedge fund marketplace. (A major brokerage firm recently estimated that hedge funds and other non-traditional municipal bond purchasers hold approximately $150 billion in municipal bonds.) In contrast, new issue volume of tax-free bonds declined approximately 10% in 2006 over the same period in 2005.

     Within the state of California, the economy was strong, and tax revenues were surprisingly high in 2006, based on increased income tax and capital gains tax revenues. Unlike the recent past when the state unwisely spent its surplus during the technology "boomlet," California has been redeeming debt and has created an additional reserve fund. Though the state continues to face fiscal challenges, California's debt was upgraded by major ratings agencies last spring.

Q:   Please discuss your portfolio strategy during the 12-month period.

A: The principal portfolio strategy for the period was to purchase discounted long-term bonds, as they were the most attractively valued fixed-income instruments in the municipal marketplace and offered higher yields. These bonds were attractively priced due to the general - but in the end incorrect - consensus that long-term municipal rates would rise in 2006. In addition, we sought discount bonds to balance the large number of premium-priced bonds in the portfolio. We generally avoided lower-rated bonds, because in recent years the "spread," or difference in yield between higher and lower quality bonds, has narrowed. This means that investors are not being rewarded with sufficiently high yields to take on the additional risk of buying lower-quality bonds.

     Over the 12-month period, the Fund sold several advanced-refunded bonds for cash, and made two principal purchases of discounted bonds. The first was California Statewide Authority bonds for Kaiser Health, a group of large cooperative hospitals in California and the Western United States that has been posting dramatically improved financials. The second purchase was tax

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     allocation bonds of Redding, California. In this case, existing real estate holders agreed to tax themselves to raise money for improvement of roads, sewers and other critical infrastructure. New development should ensue, and lead to higher property values and increased tax revenue to pay off the bonds.

     As of the close of the period, 51% of the Fund's portfolio was rated AAA or the equivalent (the highest rating). In addition, the Fund is broadly diversified among 35 issuers from all areas of the state.

Q:   What is your outlook?

A: Typically, following a period when municipals have strongly outperformed Treasuries, such as during the past year, market watchers predict that municipals will underperform. However, we think the present relationship, where municipals are yielding approximately 85% of Treasuries, may continue for some time, because it is unclear when the underlying supply/demand dynamics within the tax-free bond market might change. Hedge funds will most likely continue their strong participation in the municipal market. On the supply side, a strong economy could mean more municipal borrowing to fund projects, but a lack of heavy refinancing volume should keep supply relatively subdued.

     The general level of interest rates (bond prices move in the opposite direction of interest rates) is impossible to predict, but a resurgence in inflation seems unlikely in the near term. The Fed's number one goal is to restrain inflation, and we are confident that Chairman Bernanke and the Fed governors will step in to restrain inflationary pressures if needed. A continued low level of inflation would be very good news for the long-term municipal bond market. We believe that Pioneer AMT-Free California Municipal Fund continues to be a suitable vehicle for long-term investors seeking a high level of interest income free from federal income tax and California state personal income tax.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing primarily in the securities issued by California and it's municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Insured                                                                     46.4%
Health                                                                      17.3%
Various Revenues                                                            16.4%
Escrowed                                                                    12.9%
Special Revenues                                                             5.0%
General Obligation                                                           1.6%
Reserves                                                                     0.4%

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

AAA                                                                         51.2%
AA                                                                           4.4%
A                                                                           20.4%
BBB                                                                         18.3%
BB & Lower                                                                   5.3%
Commercial Paper                                                             0.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)

 1. San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33          5.31%
 2. California Statewide Community Authority, 5.25%, 3/1/45                 4.54
 3. Central California Joint Powers Health Financing Center,
      6.0%, 2/1/30                                                          4.50
 4. California State Department of Veteran Affairs, 4.75%, 12/1/25          4.40
 5. California Health Facilities Financing Authority, 5.0%, 3/1/33          4.40
 6. Alameda Corridor Transportation Authority, 4.75%, 10/1/25               4.38
 7. Duarte California Certificates of Participation, 5.25%, 4/1/31          3.85
 8. Alameda County California Redevelopment Agency,
      4.375%, 8/1/30                                                        3.66
 9. California State Department of Water Resources Power Supply,
      5.25%, 5/1/20                                                         3.50
10. University of California Revenues, 5.0%, 5/15/36                        3.39

The list excludes temporary cash investments and derivative investments. Fund holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class    12/31/06          12/31/05
-----    --------          --------
  A       $12.84            $12.86
  B       $12.77            $12.79
  C       $12.73            $12.76

Class    12/10/06          12/31/05
-----    --------          --------
Investor  $12.89            $12.83

Distributions Per Share
--------------------------------------------------------------------------------
                          1/1/06 - 12/31/06
                          -----------------
         Net Investment     Short-Term       Long-Term
Class       Income         Capital Gains    Capital Gains
-----       ------         -------------    -------------
    A        $0.5230            $ -            $0.1548
    B        $0.4125            $ -            $0.1548
    C        $0.4251            $ -            $0.1548

                          1/1/06 - 12/10/06
                          -----------------
         Net Investment     Short-Term       Long-Term
Class       Income         Capital Gains    Capital Gains
-----       ------         -------------    -------------
Investor     $0.5206            $ -            $ -

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)

                         Net Asset               Public Offering
Period                  Value (NAV)                Price (POP)
Life-of-Class
(9/30/96)                  5.97%                     5.38%
5 Years                    6.10                      5.13
1 Year                     5.23                      0.47
----------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                           Gross                      Net
                           1.06%                     0.86%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                        Pioneer AMT-Free         Lehman Brothers
                       CA Municipal Fund       Municipal Bond Index
12/96                      $ 9,450                   $10,000
                           $10,518                   $10,919
12/98                      $11,120                   $11,627
                           $10,073                   $11,388
12/00                      $11,926                   $12,718
                           $12,382                   $13,370
12/02                      $13,410                   $14,654
                           $14,052                   $15,433
12/04                      $14,794                   $16,124
                           $15,820                   $16,691
12/06                      $16,647                   $17,499

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class A shares of the Fund includes the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)

                            If                        If
Period                     Held                    Redeemed
10 Years                   4.98%                     4.98%
5 Years                    5.16                      5.16
1 Year                     4.36                      0.36
-----------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                           Gross                      Net
                           1.95%                     1.76%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investmet

                        Pioneer AMT-Free         Lehman Brothers
                       CA Municipal Fund       Municipal Bond Index
12/96                      $10,000                   $10,000
                           $11,046                   $10,919
12/98                      $11,596                   $11,627
                           $10,428                   $11,388
12/00                      $12,265                   $12,718
                           $12,637                   $13,370
12/02                      $13,580                   $14,654
                           $14,118                   $15,433
12/04                      $14,778                   $16,124
                           $15,575                   $16,691
12/06                      $16,253                   $17,499

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC).

Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class B shares of the Fund includes the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund were reflected, the performance would be lower. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free CA Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)

                            If                        If
Period                     Held                    Redeemed
Life-of-Class
(10/1/03)                  5.05%                     5.05%
1 Year                     4.39                      4.39
-----------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                           Gross                      Net
                           1.76%                     1.76%

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investmet

                        Pioneer AMT-Free         Lehman Brothers
                       CA Municipal Fund       Municipal Bond Index
10/03                      $10,000                   $10,000
                           $10,225                   $10,188
12/04                      $10,695                   $10,644
                           $11,281                   $11,018
12/06                      $11,776                   $11,552

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class C shares of the Fund includes the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If all the expenses of the Pioneer fund Class C shares were reflected, the performance would be lower. Pioneer AMT-Free CA Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on actual returns from July 1, 2006 through December 31, 2006.**

                                                                         Investor
Share Class                     A              B              C           Class
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06
Ending Account Value        $1,052.51      $1,048.21      $1,047.78      $1,060.50
On 12/31/06**
Expenses Paid               $    4.45      $    9.09      $    9.08      $    2.76
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.76%, 1.76%, and 0.60% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares).
**   12/10/06 for Investor Class shares.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free CA Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.**

                                                                         Investor
Share Class                     A              B              C            Class
----------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06
Ending Account Value        $1,020.87      $1,016.33      $1,016.33      $1,019.65
On 12/31/06**
Expenses Paid               $    4.38      $    8.94      $    8.94      $    2.71
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.76%, 1.76%, and 0.60% for Class A, Class B, Class C, and Investor Class shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares).
**   12/10/06 for Investor Class shares.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                                  Value
                            MUNICIPAL BONDS - 98.6%
                            Municipal Government - 4.5%
$1,500,000    A+/A1         California State, 4.75%, 4/1/29                          $ 1,515,660
 2,750,000    AAA/Aaa       Oakland California, 4.5%, 1/15/36                          2,762,128
                                                                                     -----------
                                                                                     $ 4,277,788
                                                                                     -----------
                            Municipal Airport - 2.7%
 2,500,000    AAA/Aaa       San Francisco California City & County Airports,
                            4.5%, 5/1/32                                             $ 2,499,875
                                                                                     -----------
                            Municipal Development - 6.8%
 3,500,000    AAA/Aaa       Alameda County California Redevelopment Agency,
                            4.375%, 8/1/30                                           $ 3,411,835
 3,000,000    A-/A3         San Jose California Redevelopment Agency Tax
                            Allocation, 4.75%, 8/1/22                                  3,007,470
                                                                                     -----------
                                                                                     $ 6,419,305
                                                                                     -----------
                            Municipal Facilities - 5.5%
 2,100,000    AAA/Aaa       Fresno Joint Powers Financing Authority Lease
                            Revenue, 4.75%, 9/1/28                                   $ 2,133,810
 3,000,000    AAA/Aaa       Los Angeles County CA Certificates of
                            Participation, 4.75%, 3/1/23                               3,051,360
                                                                                     -----------
                                                                                     $ 5,185,170
                                                                                     -----------
                            Municipal General - 5.6%
 4,000,000    A+/NR         California Statewide Community Authority,
                            5.25%, 3/1/45                                            $ 4,236,440
 1,000,000    AAA/Aaa       Sacramento City Financing Authority,
                            5.0%, 12/1/32                                              1,057,150
                                                                                     -----------
                                                                                     $ 5,293,590
                                                                                     -----------
                            Municipal Higher Education - 8.2%
 2,000,000    NR/Baa3       California State University Fresno Association, Inc.,
                            6.0%, 7/1/26                                             $ 2,253,160
 2,000,000    NR/Baa3       California State University Fresno Association, Inc.,
                            6.0%, 7/1/31                                               2,253,160
 3,000,000    AAA/Aaa       University of California Revenues, 5.0%, 5/15/36           3,158,640
                                                                                     -----------
                                                                                     $ 7,664,960
                                                                                     -----------
                            Municipal Housing - 4.4%
 4,000,000    AA-/Aa2       California State Department of Veteran Affairs,
                            4.75%, 12/1/25                                           $ 4,106,000
                                                                                     -----------

The accompanying notes are an integral part of these financial statements.   15

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                              Value
                            Municipal Medical - 15.3%
$4,000,000    A/NR          California Health Facilities Financing Authority,
                            5.0%, 3/1/33                                         $ 4,102,160
 4,000,000    BBB-/Baa2     Central California Joint Powers Health Financing
                            Center, 6.0%, 2/1/30                                   4,197,640
 3,500,000    A-/A3         Duarte CA Certificates of Participation,
                            5.25%, 4/1/31                                          3,593,940
 2,500,000    A/A3          San Bernardino County CA Certificates of
                            Participation, 5.5%, 8/1/24                            2,502,450
                                                                                 -----------
                                                                                 $14,396,190
                                                                                 -----------
                            Municipal Power - 5.7%
 2,990,000    A-/Aaa        California State Department of Water Resources
                            Power Supply, 5.25%, 5/1/20                          $ 3,259,877
 2,000,000    AAA/Aaa       Southern California Public Power Project,
                            5.0%, 7/1/33                                           2,093,740
                                                                                 -----------
                                                                                 $ 5,353,617
                                                                                 -----------
                            Municipal School District - 5.8%
 2,180,000    AAA/Aaa       Pomona Unified School District, 6.55%, 8/1/29        $ 2,881,502
 2,500,000    NR/Aaa        Sacramento City Unified School District,
                            4.75%, 7/1/29                                          2,548,700
                                                                                 -----------
                                                                                 $ 5,430,202
                                                                                 -----------
                            Municipal Tobacco - 8.9%
 2,500,000    BBB/Baa3      Golden State Tobacco Securitization,
                            6.75%, 6/1/39                                        $ 2,862,300
 1,500,000    BBB/Baa3      Golden State Tobacco Securitization,
                            7.9%, 6/1/42                                           1,838,475
 2,095,000    BBB+/NR       Redding California Redevelopment,
                            4.5%, 9/1/26                                           2,081,362
 1,500,000    BBB+/NR       Redding California Redevelopment,
                            5.0%, 9/1/36                                           1,538,325
                                                                                 -----------
                                                                                 $ 8,320,462
                                                                                 -----------
                            Municipal Transportation - 9.6%
 4,000,000    AAA/Aaa       Alameda Corridor Transportation Authority,
                            4.75%, 10/1/25                                       $ 4,083,320
 5,000,000    BB-/NR        San Joaquin Hills Transportation Corridor Agency,
                            5.0%, 1/1/33                                           4,949,000
                                                                                 -----------
                                                                                 $ 9,032,320
                                                                                 -----------

16 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

              S&P/Moody's
Principal     Ratings
Amount        (unaudited)                                                           Value
                            Municipal Utilities - 7.8%
$2,000,000    AAA/Aaa       Los Angeles California Wastewater System
                            Revenue, 5.0%, 6/1/29                             $ 2,098,560
 3,000,000    AAA/NR        Modesto California Waste & Water Revenue,
                            4.25%, 11/1/36                                      2,849,010
 2,315,000    AAA/Aaa       Orange County Sanitation District Certificates
                            of Participation, 5.0%, 2/1/33                      2,424,615
                                                                              -----------
                                                                               $7,372,185
                                                                              -----------
                            Municipal Water - 7.8%
 2,645,000    AAA/Aaa       Capistrano Beach California Water District,
                            4.75%, 12/1/28                                     $2,685,548
 1,475,000    AAA/Aaa       Capistrano Beach California Water District,
                            4.75%, 12/1/28                                      1,497,612
 1,200,000    AAA/Aaa       Los Angeles Department of Water & Power
                            Waterworks Revenue, 4.25%, 10/15/34                 1,201,188
 2,000,000    AAA/Aaa       Madera California Public, 4.375%, 3/1/31            1,963,280
                                                                              -----------
                                                                               $7,347,628
                                                                              -----------
                            TOTAL CALIFORNIA MUNICIPAL BONDS
                            (Cost $85,443,321)                                $92,699,292
                                                                              -----------
    Shares                  TAX-EXEMPT MONEY MARKET MUTUAL FUND - 0.6%
   559,803                  Blackrock Provident Institutional Fund            $   559,803
                                                                              -----------
                            TOTAL TAX-EXEMPT
                            MONEY MARKET MUTUAL FUND
                            (Cost $559,803)                                   $   559,803
                                                                              -----------
                            TOTAL INVESTMENT IN SECURITIES - 99.2%
                            (Cost $86,003,124) (a)                            $93,259,095
                                                                              -----------
                            OTHER ASSETS AND LIABILITIES - 0.8%               $   790,049
                                                                              -----------
                            TOTAL NET ASSETS - 100.0%                         $94,049,144
                                                                              ===========

NR   Not rated.

(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $85,174,127 was as follows:

     Aggregate gross unrealized gain for all investments in which there
     is an excess of value over tax cost                                      $ 8,100,099
     Aggregate gross unrealized loss for all investments in which there
     is an excess of tax cost over value                                          (15,131)
                                                                              -----------
     Net unrealized gain                                                      $ 8,084,968
                                                                              ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $22,192,396 and $10,790,880, respectively.

The accompanying notes are an integral part of these financial statements.   17

Pioneer AMT-Free CA Municipal Fund
-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $86,003,124)                        $93,259,095
  Receivables -
    Fund shares sold                                                     170,417
    Dividends and interest                                             1,377,076
    Due from Pioneer Investment Management, Inc.                          15,942
  Other                                                                    2,197
                                                                     -----------
     Total assets                                                    $94,824,727
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $   131,105
    Dividends                                                             88,541
  Due to bank                                                            484,103
  Due to affiliates                                                       14,957
  Accrued expenses                                                        56,877
                                                                     -----------
     Total liabilities                                               $   775,583
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $85,858,631
  Undistributed net investment income                                    934,542
  Net unrealized gain on investments                                   7,255,971
                                                                     -----------
     Total net assets                                                $94,049,144
                                                                     ===========
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (bases on $86,345,013/6,726,843 shares)                    $     12.84
                                                                     ===========
  Class B (based on $768,786/60,210 shares)                          $     12.77
                                                                     ===========
  Class C (based on $6,935,345/544,847 shares)                       $     12.73
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($12.84 [divided by] 95.50%)                               $     13.45
                                                                     ===========

18 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Interest                                               $4,529,052
                                                         ----------
     Total investment income                                              $4,529,052
                                                                          ----------
EXPENSES:
  Management fees                                        $  445,612
  Transfer agent fees and expenses
    Class A                                                  12,888
    Class B                                                   1,493
    Class C                                                   2,036
    Investor Class                                           38,921
  Distribution fees
    Class A                                                  40,416
    Class B                                                   6,163
    Class C                                                  38,486
  Administrative reimbursements                              21,416
  Custodian fees                                             18,121
  Registration fees                                           2,520
  Professional fees                                          64,762
  Printing expense                                           33,265
  Fees and expenses of nonaffiliated trustees                 5,609
  Miscellaneous                                              20,329
                                                         ----------
     Total expenses                                                       $  752,037
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                      (99,725)
     Less fees paid indirectly                                                (1,233)
                                                                          ----------
     Net expenses                                                         $  651,079
                                                                          ----------
       Net investment income                                              $3,877,973
                                                                          ----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments                                        $1,102,126
                                                                          ----------
  Change in net unrealized loss on investments                            $ (317,218)
                                                                          ----------
  Net gain on investments                                                 $  784,908
                                                                          ----------
  Net increase in net assets resulting from operations                    $4,662,881
                                                                          ==========

The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free CA Municipal Fund
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                             Year               Year
                                                             Ended             Ended
                                                            12/31/06           12/31/05
FROM OPERATIONS:
Net investment income                                     $ 3,877,973        $ 3,844,835
Net realized gain on investments                            1,102,126            836,085
Change in net unrealized gain (loss) on investments          (317,218)           964,991
                                                          -----------        -----------
    Net increase in net assets resulting from
     operations                                           $ 4,662,881        $ 5,645,911
                                                          -----------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.52 and $0.53 per share, respectively)     $  (686,640)       $  (167,882)
    Class B ($0.41 and $0.40 per share, respectively)         (19,872)            (4,181)
    Class C ($0.43 and $0.43 per share, respectively)        (126,430)           (19,537)
    Investor Class ($0.52 and $0.56 per share,
     respectively)                                         (2,915,073)        (3,467,686)
Net realized gain:
    Class A ($0.15 and $0.13 per share, respectively)        (194,664)           (73,020)
    Class B ($0.15 and $0.13 per share, respectively)          (9,237)            (3,916)
    Class C ($0.15 and $0.13 per share, respectively)         (79,086)           (13,832)
    Investor Class ($0.15 and $0.13 per share,
     respectively)                                           (847,754)          (736,088)
                                                          -----------        -----------
     Total distributions to shareowners                   $(4,878,756)       $(4,486,142)
                                                          -----------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $18,338,780        $14,078,561
Reinvestment of distributions                               3,271,792          3,169,129
Cost of shares repurchased                                (13,776,201)       (17,261,133)
                                                          -----------        -----------
    Net increase (decrease) in net assets
     resulting from Fund share transactions               $ 7,834,371        $   (13,443)
                                                          -----------        -----------
    Net increase in net assets                            $ 7,618,496        $ 1,146,326
NET ASSETS:
Beginning of year                                          86,430,648         85,284,322
                                                          -----------        -----------
End of year                                               $94,049,144        $86,430,648
                                                          ===========        ===========
Undistributed net investment income                       $   934,542        $   805,003
                                                          ===========        ===========

20 The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                  '06 Shares        '06 Amounts         '05 Shares        '05 Amounts
CLASS A
Shares sold                          927,165        $ 11,946,294           934,703        $ 12,067,294
Conversion of Investor shares
  to class A shares                5,505,272          71,073,066                 -                   -
Reinvestment of distributions         42,475             546,756             5,596              71,961
Less shares repurchased             (540,086)         (6,927,444)         (155,148)         (1,996,475)
                                  ----------        ------------        ----------        ------------
    Net increase                   5,934,826        $ 76,638,672           785,151        $ 10,142,780
                                  ==========        ============        ==========        ============
CLASS B
Shares sold                           31,640        $    402,576            33,051        $    425,291
Reinvestment of distributions            518               6,639               224               2,857
Less shares repurchased               (4,131)            (52,779)           (1,883)            (24,182)
                                  ----------        ------------        ----------        ------------
    Net increase                      28,027        $    356,436            31,392        $    403,966
                                  ==========        ============        ==========        ============
CLASS C
Shares sold                          465,953        $  5,954,719           122,969        $  1,585,976
Reinvestment of distributions          2,750              35,195               307               3,918
Less shares repurchased              (46,171)           (581,704)           (1,753)            (22,000)
                                  ----------        ------------        ----------        ------------
    Net increase                     422,532        $  5,408,210           121,523        $  1,567,894
                                  ==========        ============        ==========        ============
INVESTOR CLASS
Shares sold                            2,748        $     35,191                 -        $          -
Reinvestment of distributions        208,887           2,683,202           240,524           3,090,393
Conversion of Investor Class
  shares to Class A shares        (5,512,811)        (71,073,066)                -                   -
Less shares repurchased             (485,551)         (6,214,274)       (1,182,707)        (15,218,476)
                                  ----------        ------------        ----------        ------------
    Net decrease                  (5,786,727)       $(74,568,947)         (942,183)       $(12,128,083)
                                  ==========        ============        ==========        ============

The accompanying notes are an integral part of these financial statements.   21

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year        Year        Year         Year       Year
                                                                 Ended       Ended        Ended        Ended     Ended
                                                               12/31/06     12/31/05   12/31/04 (a)   12/31/03   12/31/02
CLASS A
Net asset value, beginning of period                            $ 12.86     $ 12.65      $ 12.69      $ 12.67    $ 12.40
                                                                -------     -------      -------      -------    -------
Increase from investment operations:
 Net investment income                                          $  0.42     $  0.45      $  0.53(b)   $  0.56    $  0.57
 Net realized and unrealized gain on investments                   0.23        0.42         0.12         0.03       0.43
                                                                -------     -------      -------      -------    -------
  Net increase from investment operations                       $  0.65     $  0.87      $  0.65      $  0.59    $  1.00
Distributions to shareowners:
 Net investment income                                            (0.52)      (0.53)       (0.53)       (0.53)     (0.51)
 Distributions in excess of net investment income                     -           -            -            -      (0.04)
 Net realized gain                                                (0.15)      (0.13)       (0.16)       (0.04)     (0.18)
                                                                -------     -------      -------      -------    -------
Net increase (decrease) in net asset value                      $ (0.02)    $  0.21      $ (0.04)     $  0.02    $  0.27
                                                                -------     -------      -------      -------    -------
Net asset value, end of period                                  $ 12.84     $ 12.86      $ 12.65      $ 12.69    $ 12.67
                                                                =======     =======      =======      =======    =======
Total return*                                                      5.23%       6.94%        5.22%        4.79%      8.31%
Ratio of net expenses to average net assets+                       0.86%       0.86%        0.86%        0.86%      1.06%
Ratio of net investment income to average net assets+              4.19%       4.23%        4.21%        4.49%      4.25%
Portfolio turnover rate                                              13%          7%          22%          19%        25%
Net assets, end of period (in thousands)                        $86,345     $10,186      $    87      $   741    $   636
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                      1.03%       1.06%        1.04%        1.06%      1.06%
 Net investment income                                             4.02%       4.03%        4.03%        4.29%      4.25%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                      0.86%       0.86%        1.04%        1.06%      1.06%
 Net investment income                                             4.19%       4.23%        4.03%        4.29%      4.25%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Year       Year        Year         Year       Year
                                                                 Ended      Ended       Ended        Ended     Ended
                                                               12/31/06   12/31/05    12/31/04 (a)  12/31/03   12/31/02
CLASS B
Net asset value, beginning of period                           $ 12.79    $ 12.64      $ 12.66      $ 12.65    $ 12.39
                                                               -------    -------      -------      -------    -------
Increase from investment operations:
 Net investment income                                         $  0.37    $  0.32      $  0.43(b)   $  0.47    $  0.48
 Net realized and unrealized gain on investments                  0.17       0.36         0.14         0.02       0.42
                                                               -------    -------      -------      -------    -------
  Net increase from investment operations                      $  0.54    $  0.68      $  0.57      $  0.49    $  0.90
Distributions to shareowners:
 Net investment income                                           (0.41)     (0.40)       (0.43)       (0.44)     (0.42)
 Distributions in excess of net investment income                    -          -            -            -      (0.04)
 Net realized gain                                               (0.15)     (0.13)       (0.16)       (0.04)     (0.18)
                                                               -------    -------      -------      -------    -------
Net increase (decrease) in net asset value                     $ (0.02)   $  0.15      $ (0.02)     $  0.01    $  0.26
                                                               -------    -------      -------      -------    -------
Net asset value, end of period                                 $ 12.77    $ 12.79      $ 12.64      $ 12.66    $ 12.65
                                                               =======    =======      =======      =======    =======
Total return*                                                     4.36%      5.39%        4.62%        3.96%      7.47%
Ratio of net expenses to average net assets+                      1.76%      1.78%        1.68%        1.61%      1.77%
Ratio of net investment income to average net assets+             3.35%      3.40%        3.61%        3.74%      3.54%
Portfolio turnover rate                                             13%         7%          22%          19%        25%
Net assets, end of period (in thousands)                       $   769    $   411      $    10      $ 1,021    $ 1,111
Ratios with no waivers of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                     1.94%      1.95%        1.88%        1.76%      1.77%
 Net investment income                                            3.17%      3.23%        3.41%        3.59%      3.54%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                     1.76%      1.78%        1.88%        1.76%      1.77%
 Net investment income                                            3.35%      3.40%        3.41%        3.59%      3.54%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements. 23

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       Year       Year     Year
                                                                                       Ended      Ended    Ended       10/01/03 (c)
                                                                                     12/31/06   12/31/05 12/31/04 (a)  to 12/31/03
CLASS C
Net asset value, beginning of period                                                 $ 12.76    $ 12.63   $ 12.66       $  12.55
                                                                                     -------    -------   -------       --------
Increase from investment operations:
 Net investment income                                                               $  0.34    $  0.35   $  0.43(b)    $   0.14
 Net realized and unrealized gain on investments                                        0.21       0.34      0.13           0.09
                                                                                     -------    -------   -------       --------
  Net increase from investment operations                                            $  0.55    $  0.69   $  0.56       $   0.23
Distributions to shareowners:
 Net investment income                                                                 (0.43)     (0.43)    (0.43)         (0.11)
 Distributions in excess of net investment income                                          -          -         -          (0.01)
 Net realized gain                                                                     (0.15)     (0.13)    (0.16)             -
                                                                                     -------    -------   -------       --------
Net increase (decrease) in net asset value                                           $ (0.03)   $  0.13   $ (0.03)      $   0.11
                                                                                     -------    -------   -------       --------
Net asset value, end of period                                                       $ 12.73    $ 12.76   $ 12.63       $  12.66
                                                                                     =======    =======   =======       ========
Total return*                                                                           4.39%      5.49%     4.54%          1.91%^
Ratio of net expenses to average net assets+                                            1.76%      1.56%     1.61%          1.61%**
Ratio of net investment income to average net assets+                                   3.31%      3.50%     3.47%          4.60%**
Portfolio turnover rate                                                                   13%         7%       22%            19%
Net assets, end of period (in thousands)                                             $ 6,935    $ 1,561   $    10       $    101
Ratios with no waivers of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                           1.76%      1.72%     2.06%          4.09%**
 Net investment income                                                                  3.31%      3.34%     3.02%          2.12%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                           1.76%      1.56%     1.61%          1.61%**
 Net investment income                                                                  3.31%      3.50%     3.47%          4.60%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
^    Not annualized.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
(c)  Class C shares were first publicly offered on October 1, 2003.

24    The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  Year         Year          Year        Year
                                                                  1/1/06 to       Ended        Ended         Ended       Ended
                                                                 12/10/06 (c)    12/31/05    12/31/04 (a)   12/31/03    12/31/02
INVESTOR CLASS
Net asset value, beginning of period                               $ 12.83       $ 12.66      $ 12.68       $ 12.67     $ 12.39
                                                                   -------       -------      -------       -------     -------
Increase from investment operations:
 Net investment income                                             $  0.55       $  0.60      $  0.59(b)    $  0.60     $  0.61
 Net realized and unrealized gain on investments                      0.18          0.26         0.11          0.02        0.44
                                                                   -------       -------      -------       -------     -------
  Net increase from investment operations                          $  0.73       $  0.86      $  0.70       $  0.62     $  1.05
Distributions to shareowners:
 Net investment income                                               (0.52)        (0.56)       (0.56)        (0.57)      (0.55)
 Distributions in excess of net investment income                        -             -            -             -       (0.04)
 Distributions from realized gain                                    (0.15)        (0.13)       (0.16)        (0.04)      (0.18)
                                                                   -------       -------      -------       -------     -------
Net increase in net asset value                                    $  0.06       $  0.17      $ (0.02)      $  0.01     $  0.28
                                                                   -------       -------      -------       -------     -------
Net asset value, end of period                                     $ 12.89       $ 12.83      $ 12.66       $ 12.68     $ 12.67
                                                                   =======       =======      =======       =======     =======
Total return*                                                         5.87%         6.86%        5.63%         4.97%       8.76%
Ratio of net expenses to average net assets+                          0.63%**       0.63%        0.63%         0.63%       0.73%
Ratio of net investment income to average net assets+                 4.47%**       4.54%        4.72%         4.72%       4.57%
Portfolio turnover rate                                                 13%            7%          22%           19%         25%
Net assets, end of period (in thousands)                           $    71       $74,272      $85,177       $85,731     $93,293
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                         0.74%**       0.70%        0.74%         0.75%       0.73%
 Net investment income                                                4.37%**       4.47%        4.60%         4.60%       4.57%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                         0.63%**       0.63%        0.74%         0.75%       0.73%
 Net investment income                                                4.47%**       4.54%        4.60%         4.60%       4.57%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(a) Effective August 2, 2004, PIM became sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
(c)  On December 10, 2006, Investor Class shares converted to Class A shares

The accompanying notes are an integral part of these financial statements. 25

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer AMT-Free CA Municipal Fund (the Fund) (formerly Pioneer California Tax Free Income Fund) is a diversified series of Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and California state personal income tax as is consistent with the relative stability of capital.

The Fund offers three classes of shares designated as Class A, Class B and Class
C. As planned, Investor Class shares were converted to Class A shares on December 10, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Investing primarily in the securities issued by California and its municipalities makes the Fund more vulnerable to unfavorable developments in California than are funds that invest in municipal securities of many states.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. At December 31, 2006 there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has reclassified $419 to decrease undistributed net investment income and $419 to increase accumulated net realized gain on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                          2006           2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income                                      $   35,252     $   16,444
  Tax exempt income                                     3,713,182      3,642,842
  Long-term capital gain                                1,130,322        826,856
                                                       ----------     ----------
    Total                                              $4,878,756     $4,486,142
                                                       ==========     ==========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                                         2006
--------------------------------------------------------------------------------
Undistributed tax exempt income                                       $  105,545
Unrealized appreciation                                                8,084,968
                                                                      ----------
    Total                                                             $8,190,513
                                                                      ----------
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $13,754 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2006.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Investor Class shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Investor Class shares can bear different transfer agent and distribution fees.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million, 0.45% on assets between $250 million and $750 million and 0.40% on the excess of $750 million. The management fee was equivalent to 0.50% of the average daily net assets.

Through May 1, 2006, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.86% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Investor Class shares will be reduced only to the extent that such expenses are reduced for Class A shares.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

PIM has agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.86%, 1.76% and 1.76% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2007.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.63% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $4,033 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $8,654 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $2,270 in distribution fees payable to PFD at December 31, 2006.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares (except Investor Class shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $9,435 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced by $1,233 under such arrangements.

6.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free CA Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free CA Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free CA Municipal Fund of the Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                         /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect to the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, break points in the management fee and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based, upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Municipal Bond Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before the deduction of expenses, compared to the yield of the index. The Trustees concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareholders of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 (after giving effect to the expense limitation) to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In light of the break points in the management fee, the Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 87 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Length of Service     Principal Occupation During           Other Directorships Held
Name and Age               With the Fund        and Term of Office    Past Five Years                       by this Trustee
John F. Cogan, Jr. (80)*   Chairman of the      Trustee since 2003.   Deputy Chairman and a Director of     Director of ICI Mutual
                           Board, Trustee and   Serves until a        Pioneer Global Asset Management       Insurance Company
                           President            successor trustee     S.p.A. ("PGAM"); Non-Executive
                                                is elected or         Chairman and a Director of Pioneer
                                                earlier retirement    Investment Management USA Inc.
                                                or removal.           ("PIM-USA"); Chairman and a
                                                                      Director of Pioneer; Chairman and
                                                                      Director of Pioneer Institutional
                                                                      Asset Management, Inc. (since
                                                                      2006); Director of Pioneer
                                                                      Alternative Investment Management
                                                                      Limited (Dublin); President and a
                                                                      Director of Pioneer Alternative
                                                                      Investment Management (Bermuda)
                                                                      Limited and affiliated funds;
                                                                      Director of PIOGLOBAL Real Estate
                                                                      Investment Fund (Russia) (until
                                                                      June 2006); Director of Nano-C,
                                                                      Inc. (since 2003); Director of Cole
                                                                      Investment Corporation (since
                                                                      2004); Director of Fiduciary
                                                                      Counseling, Inc.; President and
                                                                      Director of Pioneer Funds
                                                                      Distributor, Inc. ("PFD") (until
                                                                      May 2006); President of all of the
                                                                      Pioneer Funds; and Of Counsel,
                                                                      Wilmer Cutler Pickering Hale and
                                                                      Dorr LLP (counsel to PIM-USA and
                                                                      the Pioneer Funds)

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                              Positions Held  Length of Service       Principal Occupation During           Other Directorships Held
Name, Age and Address         With the Fund   and Term of Office      Past Five Years                       by this Trustee
David R. Bock (63)            Trustee         Trustee since 2005.     Senior Vice President and Chief       Director of The
3050 K. Street NW,                            Serves until a          Financial Officer, I-trax, Inc.       Enterprise Social
Washington, DC 20007                          successor trustee       (publicly traded health care          Investment Company
                                              is elected or earlier   services company) (2001 - present);   (privately-held
                                              retirement or           Managing Partner, Federal City        affordable housing
                                              removal.                Capital Advisors (boutique merchant   finance company); and
                                                                      bank) (2002 to 2004); and Executive   Director of New York
                                                                      Vice President and Chief Financial    Mortgage Trust (publicly
                                                                      Officer, Pedestal Inc.                traded mortgage REIT)
                                                                      (internet-based mortgage trading
                                                                      company) (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)             Trustee         Trustee since 2003.     President, Bush International         Director of Brady
3509 Woodbine Street,                         Serves until a          (international financial advisory     Corporation (industrial
Chevy Chase, MD 20815                         successor trustee       firm)                                 identification and
                                              is elected or earlier                                         specialty coated
                                              retirement or                                                 material products
                                              removal.                                                      manufacturer); Director
                                                                                                            of Briggs & Stratton Co.
                                                                                                            (engine manufacturer);
                                                                                                            Director of Mortgage
                                                                                                            Guaranty Insurance
                                                                                                            Corporation; and
                                                                                                            Director of UAL
                                                                                                            Corporation (airline
                                                                                                            holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)     Trustee         Trustee since 2003.     Founding Director, The Winthrop       None
1001 Sherbrooke Street West,                  Serves until a          Group, Inc. (consulting firm); and
Montreal, Quebec, Canada                      successor trustee       Desautels Faculty of Management,
H3A 1G5                                       is elected or earlier   McGill University
                                              retirement or
                                              removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Positions Held  Length of Service      Principal Occupation During           Other Directorships Held
Name, Age and Address          With the Fund   and Term of Office     Past Five Years                       by this Trustee
Thomas J. Perna (56)           Trustee         Trustee since 2006.    Private investor (2004 - present);    Director of Quadriserv
89 Robbins Avenue,                             Serves until a         and Senior Executive Vice             Inc. (technology
Berkeley Heights, NJ 07922                     successor trustee      President, The Bank of New York       products for securities
                                               is elected or earlier  (financial and securities services)   lending industry)
                                               retirement or          (1986 - 2004)
                                               removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)       Trustee         Trustee since 2003.    President and Chief Executive         Director of New America
200 State Street, 12th Floor,                  Serves until a         Officer, Newbury, Piret & Company,    High Income Fund, Inc.
Boston, MA 021098                              successor trustee      Inc. (investment banking firm)        (closed-end investment
                                               is elected or earlier                                        company)
                                               retirement or
                                               removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)             Trustee         Trustee since 2003.    President, John Winthrop & Co.,       None
One North Adgers Wharf,                        Serves until a         Inc. (private investment firm)
Charleston, SC 29401                           successor trustee
                                               is elected or earlier
                                               retirement or
                                               removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                      Positions Held  Length of Service     Principal Occupation During            Other Directorships Held
Name and Age          With the Fund   and Term of Officer   Past Five Years                        by this Officer
Osbert M. Hood (54)+  Executive Vice  Since 2003. Serves    President and Chief Executive          Trustee of certain
                      President       at the discretion of  Officer, PIM-USA since May 2003        Pioneer Funds
                                      the Board             (Director since January 2001);
                                                            Executive Vice President and Chief
                                                            Operating Officer from November
                                                            2000 - May 2003); Director of PGAM
                                                            since June 2003; President and
                                                            Director of Pioneer since May 2003;
                                                            President and Director of Pioneer
                                                            Institutional Asset Management,
                                                            Inc. since February 2006; Chairman
                                                            and Director of Pioneer Investment
                                                            Management Shareholder Services,
                                                            Inc. ("PIMSS") since May 2003;
                                                            Director of PFD since May 2006;
                                                            Director of Oak Ridge Investments,
                                                            LLC (a registered investment
                                                            adviser in which PIM USA owns a
                                                            minority interest) since January
                                                            2005; Director of Vanderbilt
                                                            Capital Advisors, LLC (an
                                                            institutional investment adviser
                                                            wholly-owned by PIM USA) since June
                                                            2006; and Executive Vice President
                                                            of all of the Pioneer Funds since
                                                            June 2003

+ Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            Positions Held       Length of Service      Principal Occupation During          Other Directorships
Name and Age                With the Fund        and Term of Office     Past Five Years                      Held by this Officer
Dorothy E. Bourassa (58)    Secretary            Since 2003. Serves     Secretary of PIM-USA; Senior Vice    None
                                                 at the discretion of   President - Legal of Pioneer;
                                                 the Board              Secretary/Clerk of most of
                                                                        PIM-USA's subsidiaries; and
                                                                        Secretary of all of the Pioneer
                                                                        Funds since September 2003
                                                                        (Assistant Secretary from November
                                                                        2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)  Assistant Secretary  Since 2003. Serves     Vice President and Senior Counsel    None
                                                 at the discretion of   of Pioneer since July 2002; Vice
                                                 the Board              President and Senior Counsel of
                                                                        BISYS Fund Services, Inc. (April
                                                                        2001 to June 2002); Senior Vice
                                                                        President and Deputy General
                                                                        Counsel of Funds Distributor, Inc.
                                                                        (July 2000 to April 2001); and
                                                                        Assistant Secretary of all of the
                                                                        Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)  Assistant Secretary  Since 2006. Serves     Partner, Wilmer Cutler Pickering     None
                                                 at the discretion of   Hale and Dorr LLP; and Assistant
                                                 the Board              Secretary of all of the Pioneer
                                                                        Funds since July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)           Treasurer            Since 2003. Serves     Vice President - Fund Accounting,    None
                                                 at the discretion of   Administration and Controllership
                                                 the Board              Services of Pioneer; and Treasurer
                                                                        of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)        Assistant Treasurer  Since 2004. Serves     Deputy Treasurer of Pioneer since    None
                                                 at the discretion of   2004; Treasurer and Senior Vice
                                                 the Board              President, CDC IXIS Asset
                                                                        Management Services from 2002 to
                                                                        2003; Assistant Treasurer and Vice
                                                                        President, MFS Investment
                                                                        Management from 1997 to 2002; and
                                                                        Assistant Treasurer of all of the
                                                                        Pioneer Funds since November 2004
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free CA Municipal Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held       Length of Service     Principal Occupation During            Other Directorships
Name and Age                 With the Fund        and Term of Office    Past Five Years                        Held by this Officer
Luis I. Presutti (41)        Assistant Treasurer  Since 2003. Serves    Assistant Vice President - Fund        None
                                                  at the discretion of  Accounting, Administration and
                                                  the Board             Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of
                                                                        the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer  Since 2003. Serves    Fund Accounting Manager - Fund         None
                                                  at the discretion of  Accounting, Administration and
                                                  the Board             Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of
                                                                        the Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)  Assistant Treasurer  Since 2003. Serves    Fund Administration Manager - Fund     None
                                                  at the discretion of  Accounting, Administration and
                                                  the Board             Controllership Services since June
                                                                        2003; Assistant Vice President -
                                                                        Mutual Fund Operations of State
                                                                        Street Corporation from June 2002
                                                                        to June 2003 (formerly Deutsche
                                                                        Bank Asset Management); Pioneer
                                                                        Fund Accounting, Administration and
                                                                        Controllership Services (Fund
                                                                        Accounting Manager from August 1999
                                                                        to May 2002); and Assistant
                                                                        Treasurer of all of the Pioneer
                                                                        Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)      Chief Compliance     Since 2006. Serves    Chief Compliance Officer of Pioneer    None
                             Officer              at the discretion of  and all of the Pioneer Funds since
                                                  the Board             March 2006; Vice President and
                                                                        Senior Counsel of Pioneer since
                                                                        September 2004; and Senior Vice
                                                                        President and Counsel, State Street
                                                                        Research & Management Company
                                                                        (February 1998 to September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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

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

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

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     PIONEER
                                  -------------
                                    AMT-FREE
                                    MUNICIPAL
                                      FUND*


                                     Annual
                                     Report


                                    12/31/06

                              [Logo] PIONEER
                                     Investments(R)

*Formerly Pioneer Municipal Bond Fund. Name change effective January 20, 2006.

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        8

Prices and Distributions                                                 9

Performance Update                                                      10

Comparing Ongoing Fund Expenses                                         14

Schedule of Investments                                                 16

Financial Statements                                                    23

Notes to Financial Statements                                           32

Report of Independent Registered Public Accounting Firm                 40

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                 41

Trustees, Officers and Service Providers                                47

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus

Letter

far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed-income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Portfolio Manager Stephen C. Bauer outlines the investment environment for tax-free bonds during the Fund's most recent fiscal year, Fund performance, his investment philosophy and strategy and his outlook.

Q:   How did the Fund perform during the most recent 12-month period?

A: For the 12 months ended December 31, 2006, Pioneer AMT-Free Municipal Fund's Class A shares produced a 5.20% return, at net asset value. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 4.84%, and the average return of the 257 funds in the Lipper General Municipal Debt Funds Category was 4.50%. Lipper is an independent monitor of mutual fund performance.

Q: Will you describe the investing environment for tax-exempt bonds during the time period ended December 31, 2006?

A: For the 12-month period, the U.S. economy continued to perform well, despite wide swings in energy prices and continuing geopolitical uncertainty. Some analysts went as far as to predict a "perfect economic landing" in the near term, where U.S. growth would slow just slightly, avoiding recession as well as economic overheating that might cause a resurgence in inflation. One of the biggest surprises during the two-year period from June 2004 through June 2006, when the Federal Reserve raised short-term interest rates by a quarter of a percentage point 17 times (up to 5.25%), has been the negligible rise of long-term interest rates in response. We believe the reason, in part, may be that inflation remains quiescent, though slightly higher than the Fed's ideal range. The Fed nevertheless paused in raising rates at its August meeting, anticipating that higher rates will further calm inflationary pressures, and the Fed appears to be "on hold" at present.

     Long-term municipal bonds were strong performers over the 12-month period, as yields of AAA 30-year municipal issues declined by almost one-third of a percentage point. The biggest surprise during the most recent period was the significant outperformance of Treasuries by municipals. At the start of the year, 30-year AAA-rated municipal bonds were yielding approximately 97% of comparable Treasury bonds. By the close of the period,

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     they were yielding 85% of Treasuries, meaning that tax-free bonds' price performance has been far better than that of Treasuries.

     The reason for municipals' outperformance was supply and demand dynamics. In recent years, strong demand for municipal bonds has emerged from non-traditional buyers in the fast-growing hedge fund marketplace. (A major brokerage firm recently estimated that hedge funds and other non-traditional municipal bond purchasers hold approximately $150 billion in municipal bonds.) In contrast, new issue volume of tax-free bonds declined approximately 10% in 2006 over the same period in 2005.

Q:   Please discuss your portfolio strategy during the 12-month period.

A: The principal portfolio strategy for the period was to purchase discounted long-term bonds, as they were the most attractively valued fixed-income instruments in the municipal marketplace and offered higher yields. These bonds were attractively priced due to the general - but in the end incorrect - consensus that long-term municipal rates would rise in 2006. In addition, we sought discount bonds to balance the large number of premium-priced bonds in the portfolio. We generally avoided lower-rated bonds, because in recent years the "spread," or difference in yield between higher and lower quality bonds, has narrowed. This means that investors are not being rewarded with sufficiently high yields to take on the additional risk of buying lower-quality bonds.

     Over the 12-month period, we sold several advanced-refunded bonds for cash, and made two principal purchases of discounted bonds, both in the health care area: Indiana Health & Educational Facility bonds and California Statewide Authority bonds. In the case of the Indiana bonds, they raised funds for a Clarion Health regional hospital, which had a healthy balance sheet, and lacked strong local competition. The California bond issue was for Kaiser Health, a group of large cooperative hospitals in California and the Western United States that experienced dramatically improved financials.

     In addition, during the period, we sold the Fund's entire position in Puerto Rico Electric bonds because, first, their yield was only slightly higher than the average AAA-rated bond, which means that they had very little price appreciation potential. Second, though the utility itself was financially sound, there was a lot of bad news

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     in 2006 surrounding Puerto Rico, including a one-week government shutdown, downgrades of the Commonwealth by rating agencies and burdensome debt obligations. This was the only portfolio sale that was made for reasons other than to raise cash to purchase discounted long-term bonds.

     At of the close of the period, 52% of the Fund's portfolio was rated AAA or the equivalent (the highest rating). In addition, the Fund is broadly diversified among 26 states.

Q:   What is your outlook?

A: Typically, following a period when municipals have strongly outperformed Treasuries, such as during the past year, market watchers predict that municipals will underperform. However, we think the present relationship, where municipals are yielding approximately 85% of Treasuries, may continue for some time, because it is unclear when the underlying supply/demand dynamics within the tax-free bond market might change. We believe hedge funds will most likely continue their strong participation in the municipal market. On the supply side, a strong economy could mean more municipal borrowing to fund projects, but, first, healthy balance sheets among many states (and therefore less need for state borrowing to fund budget deficits) and, second, a lack of heavy refinancing volume (such as in 2005) should keep supply relatively subdued.

     The general level of interest rates (bond prices move in the opposite direction of interest rates) is impossible to predict, but a resurgence in inflation seems unlikely in the near term. The Fed's number one goal is to restrain inflation, and we believe that Chairman Bernanke and the Fed governors will step in to restrain inflationary pressures if needed. A continued low level of inflation would be very good news for the long-term municipal bond market. We believe that Pioneer AMT-Free Municipal Fund continues to be a suitable vehicle for long-term investors seeking a high level of current interest income free from federal taxes.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     When interest rates rise, the prices of fixed-income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is not guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

AAA                                                                     52.4%
AA                                                                      12.6%
A                                                                       12.2%
BBB                                                                     15.0%
BB & Lower                                                               6.4%
Commercial Paper                                                         1.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

Insured                                                                 34.7%
Escrowed                                                                23.7%
Various Revenues                                                        16.7%
Health                                                                  11.5%
Power                                                                    6.8%
General Obligation                                                       2.4%
Housing                                                                  1.5%
Reserves                                                                 1.4%
Water & Sewer                                                            0.9%
Pollution Control Revenue                                                0.2%
Education                                                                0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.    San Joaquin Hills Transportation Corridor Agency, 5.0%, 1/1/33       4.84%
 2.    Massachusetts State Housing Finance Agency, 5.4%, 12/1/28            4.03
 3.    Indianapolis State Development Finance Authority, 5.6%, 12/1/32      3.84
 4.    Piedmont Municipal Power Agency, 5.25%, 1/1/21                       2.99
 5.    North Carolina Eastern Municipal Power, 6.0%, 1/1/22                 2.74
 6.    Pittsburg California Redevelopment Agency, 5.8%, 8/1/34              2.68
 7.    West Virginia State Hospital Finance Authority, 6.75%, 9/1/30        2.62
 8.    Illinois Educational Facilities Authority, 6.25%, 5/1/30             2.21
 9.    San Jose California Redevelopment Agency Tax, 4.9%, 8/1/33           2.20
10.    Golden State Tobacco Security Corp. California, 5.5%, 6/1/43         2.16

* This list excludes temporary cash and derivative instruments. Fund holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

   Class      12/31/06   12/31/05
------------ ---------- ----------
   A           $14.11     $14.13
   B           $14.03     $14.07
   C           $14.02     $14.04

   Class      12/10/06   12/31/05
------------ ---------- ----------
  Investor     $14.12     $14.07

   Class      12/31/06   11/10/06
------------ ---------- ----------
   Y           $14.09     $14.17

Distributions Per Share
--------------------------------------------------------------------------------

                            1/1/06 - 12/31/06
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
   Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
   A             $0.6132          $  -            $0.1237
   B             $0.5159          $  -            $0.1237
   C             $0.5172          $  -            $0.1237

                            1/1/06 - 12/10/06
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
   Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
  Investor       $0.6132          $  -            $0.1237

                           11/10/06 - 12/31/06
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
   Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
   Y             $0.1098          $  -            $ -

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts shown on pages 10-13.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer AMT-Free Municipal Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
  (As of December 31, 2006)
                                   Net          Public
                                  Asset        Offering
Period                         Value (NAV)    Price (POP)
 10 Years                         5.80%           5.20%
 5 Years                          6.20            5.23
 1 Year                           5.20            0.44
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                  Gross            Net
                                  1.16%           0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer AMT-Free        Lehman Brothers
Date            Municipal Fund          Municipal Bond Index
12/96               9,550                    10,000
                   10,414                    10,919
12/98              11,014                    11,627
                   10,299                    11,388
12/00              11,715                    12,718
                   12,291                    13,370
12/02              13,517                    14,654
                   14,281                    15,433
12/04              15,060                    16,124
                   15,783                    16,691
12/06              16,605                    17,499

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of Class A shares of the Fund includes the performance of the predecessor fund's Class A shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco Funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
Period                             Held       Redeemed
 10 Years                         5.02%         5.02%
 5 Years                          5.37          5.37
 1 Year                           4.36          0.37
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                  Gross          Net
                                  1.68%         1.68%
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer AMT-Free        Lehman Brothers
Date            Municipal Fund          Municipal Bond Index
12/96              10,000                    10,000
                   10,941                    10,919
12/98              11,512                    11,627
                   10,688                    11,388
12/00              12,063                    12,718
                   12,562                    13,370
12/02              13,700                    14,654
                   14,376                    15,433
12/04              15,035                    16,124
                   15,638                    16,691
12/06              16,319                    17,499

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of Class B shares of the Fund includes the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
Period                             Held       Redeemed
 Life-of-Class
 (10/1/03)                        4.38%         4.38%
 1 Year                           4.52          4.52
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                 Gross           Net
                                  1.63%         1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer AMT-Free        Lehman Brothers
Date            Municipal Fund          Municipal Bond Index
10/03              10,000                    10,000
12/03              10,210                    10,188
12/04              10,663                    10,644
12/05              11,065                    11,018
12/06              11,566                    11,552

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of Class C shares of the Fund includes the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer AMT-Free Municipal Fund, compared to that of the Lehman Brothers Municipal Bond Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If            If
Period                             Held        Redeemed
 10 Years                          5.80%         5.80%
 5 Years                           6.21          6.21
 1 Year                            5.24          5.24
--------------------------------------------------------------------------------
 Expense Ratio
 (As of May 1, 2006)
                                  Gross          Net
                                   0.56%         0.56%
--------------------------------------------------------------------------------

[THE FOLLOWING IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                Pioneer AMT-Free        Lehman Brothers
Date            Municipal Fund          Municipal Bond Index
12/96              10,000                    10,000
                   11,017                    10,919
12/98              11,651                    11,627
                   10,895                    11,388
12/00              12,393                    12,718
                   13,002                    13,370
12/02              14,299                    14,654
                   15,108                    15,433
12/04              15,932                    16,124
                   16,697                    16,691
12/06              17,572                    17,499

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to its inception would have been higher. Class A shares are used as a proxy through November 10, 2006, the inception date of Class Y shares. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance of Class Y shares of the fund includes the net asset value performance of the predecessor fund's Class A shares prior to the reorganization, which has not been restated to reflect differences in expenses, including 12b-1 fees. Pioneer AMT-Free Municipal Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on actual returns from July 1, 2006 through December 31, 2006**.

Share Class                     A            B            C        Investor         Y
-------------------------------------------------------------------------------------------
 Beginning Account Value    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 7/1/06***

 Ending Account Value       $1,050.00    $1,045.17    $1,046.67    $1,055.07    $1,052.40
 On 12/31/06**

 Expenses Paid              $    4.44    $    8.71    $    8.51    $    2.66    $    0.88
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.69%, 1.65%, 0.58% and 0.60%, for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares) (52/365 for Class Y shares).
**   12/10/06 for Investor Class shares.
***  11/10/06 for Class Y shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer AMT-Free Municipal Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006**.


Share Class                     A            B            C        Investor         Y
-------------------------------------------------------------------------------------------
 Beginning Account Value    $1,000.00    $1,000.00    $1,000.00    $1,000.00    $1,000.00
 On 7/1/06***

 Ending Account Value       $1,020.87    $1,016.69    $1,016.89    $1,019.74    $1,006.27
 On 12/31/06**

 Expenses Paid              $    4.38    $    8.59    $    8.39    $    2.62    $    0.86
 During Period*

* Expenses are equal to the Fund's annualized expense ratio of 0.86%, 1.69%, 1.65%, 0.58% and 0.60%, for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares) (52/365 for Class Y shares).
**   12/10/06 for Investor Class shares.
***  11/10/06 for Class Y shares.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                Value
                               MUNICIPAL BONDS - 97.8%
                               Alabama - 0.9%
$ 5,000,000      AAA/Aaa       Alabama Drinking Water Finance Authority,
                                 4.0%, 8/15/28                                       $  4,663,000
                                                                                     ------------
                                                                                     $  4,663,000
                                                                                     ------------
                               Arizona - 2.3%
  7,155,000      AAA/Aaa       Maricopa County Arizona High School District,
                                 3.5%, 7/1/25                                        $  6,404,226
  5,000,000      BBB+/A3       Scottsdale Healthcare, 6.8%, 12/1/31                     5,505,400
                                                                                     ------------
                                                                                     $ 11,909,626
                                                                                     ------------
                               California - 21.1%
  8,000,000      AAA/Aaa       California Infrastructure & Economic Development,
                                 5.0%, 7/1/36                                        $  9,056,000
  9,325,000      AA-/Aa2       California State Department of Veteran Affairs,
                                 4.75%, 12/1/25                                         9,572,113
  7,000,000      A+/A1         California State, 5.0%, 2/1/32                           7,293,790
  6,000,000      A+/NR         California Statewide Community Authority,
                                 5.25%, 3/1/45                                          6,354,660
 10,020,000      AAA/Aaa       Golden State Tobacco Security Corp.,
                                 5.5%, 6/1/43                                          11,054,365
  3,000,000      AAA/NR        Los Angeles County Sanitation Dist. Fing. Auth.
                                 Rev., 4.5%, 10/1/35                                    3,006,270
  1,680,000      AAA/Aaa       Madera California Public, 4.375%, 3/1/31                 1,649,155
  3,550,000      NR/A2         Northern California Power Agency, 5.0%, 7/1/09           3,640,738
 11,995,000      AAA/Aaa       Pittsburg California Redevelopment Agency,
                                 5.80%, 8/1/34                                         13,704,647
  7,010,000      AAA/Aaa       San Joaquin County California, 4.75%, 11/15/19           7,013,715
 25,000,000      BB-/NR        San Joaquin Hills Transportation Corridor Agency,
                                 5.0%, 1/1/33                                          24,745,000
 10,865,000      AAA/Aaa       San Jose California Redevelopment Agency Tax,
                                 4.9%, 8/1/33                                          11,261,681
                                                                                     ------------
                                                                                     $108,352,134
                                                                                     ------------
                               Colorado - 3.8%
  6,555,000      A-/A3         Colorado Springs Colorado Hospital Revenue,
                                 6.375%, 12/15/30                                    $  7,138,264
  8,220,000      AAA/Aaa       Colorado Water & Power Development Authority,
                                 4.375%, 8/1/35                                         8,055,353
  4,000,000      NR/Baa1       University of Colorado Hospital Authority Revenue,
                                 5.6%, 11/15/31                                         4,200,560
                                                                                     ------------
                                                                                     $ 19,394,177
                                                                                     ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                              Value
                               Florida - 8.9%
$   545,000      AAA/Aaa       Altamonte Springs Health, 5.6%, 10/1/10             $    575,902
  1,000,000      A/A2          Brevard County Florida Health, 5.0%, 4/1/34            1,037,360
  1,000,000      AAA/Aa1       Broward County Florida Education, 5.0%, 4/1/36         1,048,250
    500,000      AA/A1         Broward County Florida Gas Tax, 5.25%, 9/1/09            520,295
    700,000      AAA/Aaa       Clearwater Florida Municipal Utility,
                                 6.1%, 12/1/07                                          716,086
  8,000,000      AA/Aa2        Escambia County Florida Health Facilities,
                                 5.25%, 11/15/32                                      8,443,600
  1,000,000      AAA/Aaa       Escambia County, 5.0%, 1/1/08                          1,013,800
  1,000,000      AAA/Aaa       Flagler County Florida Capital Improvement
                               Revenue, 5.0%, 10/1/35                                 1,056,690
  1,000,000      AAA/Aaa       Florida State Board of Education Lottery,
                                 5.25%, 7/1/09                                        1,033,150
  2,000,000      AAA/Aa1       Florida State Board of Education, Public
                               Education, 4.5%, 6/1/28                                2,006,040
  1,000,000      AA+/NR        Florida State Department Children and Families
                                 CTFS, 5.0%, 10/01/25                                 1,054,290
  2,000,000      AAA/Aaa       Florida State Division of Finance, 5.0%, 7/1/12        2,033,140
  2,750,000      NR/NR         Florida State Mid-Bay Bridge Authority Revenue,
                                 6.05%, 10/1/22                                       2,867,370
  1,000,000      AAA/Aaa       Florida Water Pollution, 5.5%, 1/15/14                 1,072,910
  1,000,000      NR/A3         Hillsborough County Florida, 5.25%, 10/1/24            1,059,330
     75,000      AAA/Aaa       Jefferson County Florida Water & Sewer,
                                 Prerefunded-B, 5.25%, 10/01/09                          78,295
  1,500,000      AAA/Aaa       Key West Florida Utility Brd Electric,
                                 6.0%, 10/1/13                                        1,700,145
  1,000,000      AAA/Aaa       Lee County Transportation Facilities Revenue,
                                 5.0%, 10/1/35                                        1,050,710
  1,060,000      AAA/Aaa       Miami-Dade County Florida Facilities,
                                 5.75%, 4/1/13                                        1,134,666
  1,675,000      AAA/Aaa       Okeechobee Florida Utility Authority,
                                 5.25%, 10/1/14                                       1,756,120
  1,025,000      AAA/NR        Orange County Health Facilities, 5.0%, 1/1/16          1,106,283
  1,000,000      AAA/Aaa       Polk County Florida Public Facilities Revenue,
                                 5.0%, 12/1/33                                        1,058,990
  1,000,000      AAA/Aa1       Referendum-Department of Transportation - Right
                                 of Way, 5.0%, 7/1/26                                 1,069,450
  1,000,000      A-1/NR        St. Lucie County Florida Pollution Control,
                                 5.0%, 9/1/28                                         1,000,000

The accompanying notes are an integral part of these financial statements.   17

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                               Value
                               Florida - (continued)
$ 7,500,000      NR/Baa2       Tallahassee Florida Health, 6.375%, 12/1/30          $  8,041,950
  1,000,000      AAA/Aaa       Tampa-Hillsborough County Florida, 5.0%, 7/1/10         1,016,870
  1,000,000      AAA/Aaa       Village Center Community Development Florida,
                                 5.0%, 11/1/32                                         1,050,320
                                                                                    ------------
                                                                                    $ 45,602,012
                                                                                    ------------
                               Illinois - 7.5%
  9,000,000      AAA/Aaa       Chicago Illinois, 5.5%, 1/1/35                       $  9,505,800
 10,000,000      NR/Baa3       Illinois Educational Facilities Authority,
                                 6.25%, 5/1/30                                        11,322,300
 10,000,000      AAA/Aaa       Metropolitan Pier & Expo, 5.25%, 6/15/42               10,698,300
  5,000,000      AAA/Aaa       Metropolitan Pier & Expo, 7.0%, 7/1/26                  6,650,450
                                                                                    ------------
                                                                                    $ 38,176,850
                                                                                    ------------
                               Indiana - 5.3%
  5,000,000      A+/A2         Indiana Health & Education Facility Authority,
                                 4.75%, 2/15/34                                     $  5,032,900
 19,000,000      BBB+/Baa1     Indianapolis State Development Finance Authority,
                                 5.6%, 12/1/32                                        19,652,080
  2,500,000      AAA/Aaa       St. Joseph County Indiana Authority,
                                 4.5%, 8/15/18                                         2,523,400
                                                                                    ------------
                                                                                    $ 27,208,380
                                                                                    ------------
                               Kentucky - 0.4%
  1,565,000      NR/NR         Kentucky Economic Development Finance,
                                 6.625%, 10/1/28                                    $  1,734,756
    435,000      NR/NR         Kentucky Economic Development Finance,
                                 6.625%, 10/1/28                                         481,536
                                                                                    ------------
                                                                                    $  2,216,292
                                                                                    ------------
                               Lousiana - 1.0%
  5,000,000      AAA/Aaa       Louisiana State Gas & Fuels, 4.5%, 5/1/41            $  4,905,350
                                                                                    ------------
                                                                                    $  4,905,350
                                                                                    ------------
                               Massachusetts - 6.0%
 20,000,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                 5.4%, 12/1/28                                      $ 20,603,000
  5,740,000      AAA/Aaa       Massachusetts State Housing Finance Agency,
                                 6.2%, 7/1/38                                          5,863,927
  5,000,000      AA/Aa2        Massachusetts State Water Authority,
                                 4.0%, 8/1/46                                          4,462,050
                                                                                    ------------
                                                                                    $ 30,928,977
                                                                                    ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                           Value
                               Maryland - 1.2%
$ 3,400,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                 5.0%, 7/1/24                                   $  3,811,332
  1,865,000      AAA/Aaa       Baltimore Maryland Project Revenue,
                                 5.0%, 7/1/24                                      2,075,689
                                                                                ------------
                                                                                $  5,887,021
                                                                                ------------
                               Michigan - 1.4%
  2,000,000      AAA/Aaa       Allen Park Michigan Public School District,
                                 4.25%, 5/1/33                                  $  1,926,180
  5,000,000      AA/Aa2        Michigan State Hospital Finance Authority,
                                 5.5%, 11/15                                       5,283,050
                                                                                ------------
                                                                                $  7,209,230
                                                                                ------------
                               Minnesota - 1.1%
  5,000,000      A-/A2         Minnesota Health Care Revenue,
                                 5.75%, 11/15/32                                $  5,405,350
                                                                                ------------
                                                                                $  5,405,350
                                                                                ------------
                               Mississippi - 1.1%
  5,500,000      AAA/Aaa       Harrison County Mississippi Wastewater,
                                 4.75%, 2/1/27                                  $  5,622,650
                                                                                ------------
                                                                                $  5,622,650
                                                                                ------------
                               Montana - 0.6%
  2,785,000      AAA/Aaa       Forsyth Montana Pollution Control Revenue,
                                 5.0%, 3/1/31                                   $  2,925,113
                                                                                ------------
                                                                                $  2,925,113
                                                                                ------------
                               North Carolina - 2.7%
 12,000,000      BBB/Baa2      North Carolina Eastern Municipal Power,
                                 6.0%, 1/1/22                                   $ 14,034,720
                                                                                ------------
                                                                                $ 14,034,720
                                                                                ------------
                               North Dakota - 0.6%
  3,000,000      NR/Baa2       Grand Forks North Dakota Health Care Systems,
                                 7.125%, 8/15/24                                $  3,314,820
                                                                                ------------
                                                                                $  3,314,820
                                                                                ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                Value
                               New York - 4.7%
$   285,000      AAA/Aaa       Long Island Power Authority, 5.125%, 12/1/22          $    294,035
    615,000      AAA/Aaa       Long Island Power Authority, 5.125%, 12/1/22               634,496
  3,820,000      AAA/Aaa       Metropolitan Transportation Authority New York,
                                 4.75%, 4/1/28                                          4,107,073
  5,500,000      AA-/A1        New York State Dormitory Authority Revenue,
                                 5.25%, 5/15/15                                         5,957,050
  1,425,000      AA-/A1        New York State Dormitory Authority Revenue,
                                 7.5%, 5/15/11                                          1,571,105
  1,950,000      AA-/A1        New York State Dormitory Authority Revenue,
                                 7.5%, 5/15/11                                          2,146,521
  5,250,000      AA-/A1        New York State Dormitory Authority Revenue,
                                 7.5%, 5/15/13                                          6,313,703
  1,000,000      A/A2          New York State Urban Development Corp.,
                                 5.125%, 7/1/21                                         1,064,320
  1,500,000      AA-/A1        Port Authority of New York & New Jersey, Ninety
                                 Third Series, 6.125%, 6/1/94                           1,824,885
                                                                                     ------------
                                                                                     $ 23,913,188
                                                                                     ------------
                               Ohio - 0.8%
  4,000,000      AAA/Aaa       Cleveland-Cuyahoga County Ohio Port Authority
                                 Revenue, 4.5%, 8/1/36                               $  3,954,680
                                                                                     ------------
                                                                                     $  3,954,680
                                                                                     ------------
                               Oklahoma - 1.3%
  5,590,000      AAA/Aaa       McGee Creek Authority Water Revenue, 6.0%,
                                 1/1/23                                              $  6,593,461
                                                                                     ------------
                                                                                     $  6,593,461
                                                                                     ------------
                               Pennsylvania - 3.7%
 10,000,000      AAA/Aaa       Lehigh County PA Industrial Development Authority
                                 Pollution Control, 4.75%, 2/15/27                   $ 10,243,400
  5,000,000      A+/Aa3        Pennsylvania State Higher Education,
                                 6.0%, 1/15/31                                          5,434,000
  3,000,000      AAA/Aaa       Southeastern Development Finance Transportation
                                 Authority Development Finance, 4.75%, 3/1/29           3,038,310
                                                                                     ------------
                                                                                     $ 18,715,710
                                                                                     ------------
                               South Carolina - 7.3%
  1,000,000      A/A2          Dorchester, South Carolina County School District,
                                 5.25%, 12/1/29                                      $  1,054,250
  7,000,000      AA-/Aaa       Greenville, South Carolina County School District,
                                 5.5%, 12/1/28                                          7,712,880
 15,000,000      BBB/Baa2      Piedmont Municipal Power Agency, 5.25%, 1/1/21          15,276,150

20   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                                Value
                               South Carolina - (continued)
$ 5,000,000      AAA/Aa1       Scago Education Facility Corp. For School Project,
                                 4.375%, 12/1/31                                     $  4,805,300
  7,500,000      NR/NR         South Carolina Jobs Economic Development
                                 Authority, 7.375%, 12/15/21                            8,618,475
                                                                                     ------------
                                                                                     $ 37,467,055
                                                                                     ------------
                               Texas - 5.8%
  2,245,000      AAA/Aaa       Austin Texas Utilities System Revenue,
                                 12.5%, 11/15/07                                     $  2,414,093
  7,755,000      AAA/Aaa       Austin Texas Utility System Revenue,
                                 12.5%, 11/15/07                                        8,334,066
  4,475,000      AAA/Aaa       Crowley Texas Independent School District,
                                 3.5%, 8/1/36                                           3,727,720
  7,500,000      AAA/Aaa       Houston Texas Independent School District,
                                 4.25%, 2/15/26                                         7,289,025
  3,000,000      AAA/Aaa       Houston Texas Independent School District,
                                 4.75%, 2/15/22                                         3,034,320
     10,000      AAA/Aaa       Lower Colorado River Authority Texas Revenue,
                                 5.625%, 1/1/17                                            11,286
  5,000,000      AA/Aa1        San Antonio Texas Electricity & Gas, Series A,
                                 4.5%, 2/1/21                                           5,023,550
                                                                                     ------------
                                                                                     $ 29,834,060
                                                                                     ------------
                               Virginia - 1.6%
  2,500,000      AAA/Aaa       Loudoun County Virginia Sanitation Authority,
                                 4.75%, 1/1/30                                       $  2,545,600
  3,085,000      AA+/Aa1       Virginia State Public School Revenue,
                                 4.75%, 8/1/26                                          3,194,178
  2,235,000      AA+/Aa1       Virginia State Public School Revenue,
                                 4.75%, 8/1/27                                          2,311,169
                                                                                     ------------
                                                                                     $  8,050,947
                                                                                     ------------
                               Washington - 3.5%
    700,000      AAA/Aaa       CDP-King County III Washington Lease Revenue,
                                 5.25%, 6/1/26                                       $    710,857
  3,029,000      AAA/NR        Seattle, Washington Housing Authority,
                                 6.6%, 8/20/38                                          3,189,325
  6,290,000      NR/NR         Vancouver Washington Housing Authority
                                 5.65%, 3/1/31                                          6,308,115
  7,750,000      AAA/Aaa       Washington State, 4.5%, 7/1/23                           7,768,988
                                                                                     ------------
                                                                                     $ 17,977,285
                                                                                     ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

                 S&P/Moody's
Principal        Ratings
Amount           (unaudited)                                                             Value
                               West Virginia - 3.2%
$12,055,000      NR/A2         West Virginia State Hospital Finance Authority,
                                 6.75%, 9/1/30                                    $ 13,398,046
  2,945,000      NR/A2         West Virginia State Hospital Finance Authority,
                                 6.75%, 9/1/30                                       3,232,638
                                                                                  ------------
                                                                                  $ 16,630,684
                                                                                  ------------
                               TOTAL MUNICIPAL BONDS
                               (Cost $454,715,117)                                $500,892,772
                                                                                  ------------
    Shares
                               TAX-EXEMPT MONEY MARKET MUTUAL FUND - 2.1%
 10,698,310                    Blackrock Liquidity Funds MuniFund Portfolio       $ 10,698,310
                                                                                  ------------
                               TOTAL TAX-EXEMPT MONEY MARKET
                               MUTUAL FUND
                               (Cost $10,698,310)                                 $ 10,698,310
                                                                                  ------------
                               TOTAL INVESTMENT IN SECURITIES - 99.9%
                               (Cost $465,413,427) (a)                            $511,591,082
                                                                                  ------------
                               OTHER ASSETS AND LIABILITIES - 0.1%                $    304,837
                                                                                  ------------
                               TOTAL NET ASSETS - 100.0%                          $511,895,919
                                                                                  ============

NR  Not rated.


(a) At December 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $461,688,719 was as follows:

     Aggregate gross unrealized gain for all investments in which there is
     an excess of value over tax cost                                          $50,638,811
     Aggregate gross unrealized loss for all investments in which there is
     an excess of tax cost over value                                             (736,448)
                                                                               -----------
     Net unrealized gain                                                       $49,902,363
                                                                               ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $40,996,954 and $35,729,156, respectively.

22   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
-----------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $465,413,427)            $511,591,082
  Receivables -
    Fund shares sold                                         1,809,690
    Dividends, interest and foreign taxes withheld           7,435,168
    Due from Pioneer Investment Management, Inc.                51,488
  Other                                                         50,140
                                                          ------------
     Total assets                                         $520,937,568
                                                          ------------
LIABILITIES:
  Payables -
    Investment securities purchased                       $  1,935,200
    Fund shares repurchased                                    605,886
    Dividends                                                  528,450
  Due to bank                                                5,831,540
  Due to affiliates                                             47,705
  Accrued expenses                                              92,868
                                                          ------------
     Total liabilities                                    $  9,041,649
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $462,139,336
  Undistributed net investment income                        3,602,999
  Accumulated net realized loss on investments                 (24,071)
  Net unrealized gain on investments                        46,177,655
                                                          ------------
     Total net assets                                     $511,895,919
                                                          ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $471,083,788/33,381,944 shares)       $      14.11
                                                          ============
  Class B (based on $6,228,166/444,064 shares)            $      14.03
                                                          ============
  Class C (based on $5,891,113/420,318 shares)            $      14.02
                                                          ============
  Class Y (based on $28,692,852/2,035,809 shares)         $      14.09
                                                          ============
MAXIMUM OFFERING PRICE:
  Class A ($14.11 [divided by] 95.5%)                     $      14.77
                                                          ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Interest                                                                  $25,765,885
                                                                            -----------
EXPENSES:
  Management fees                                          $2,305,134
  Transfer agent fees and expenses
    Class A                                                    48,909
    Class B                                                     5,731
    Class C                                                     3,291
    Investor Class                                            211,027
    Class Y                                                        18
  Distribution fees
    Class A                                                   127,312
    Class B                                                    39,620
    Class C                                                    30,481
  Administrative reimbursements                                95,017
  Custodian fees                                               17,753
  Registration fees                                            39,279
  Professional fees                                            91,654
  Printing expense                                             36,570
  Fees and expenses of nonaffiliated trustees                   9,691
  Miscellaneous                                                22,882
                                                           ----------
     Total expenses                                                         $ 3,084,369
     Less management fees waived and
       expenses reimbursed by Pioneer
       Investment Management, Inc.                                              (45,827)
     Less fees paid indirectly                                                   (6,928)
                                                                            -----------
     Net expenses                                                           $ 3,031,614
                                                                            -----------
       Net investment income                                                $22,734,271
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
  Net realized gain on investments                                          $ 2,726,785
                                                                            -----------
  Change in net unrealized loss on Investments                              $   (28,272)
                                                                            -----------
    Net gain on investments                                                 $ 2,698,513
                                                                            -----------
    Net increase in net assets resulting from operations                    $25,432,784
                                                                            ===========

24   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                              Year Ended       Year Ended
                                                               12/31/06         12/31/05
FROM OPERATIONS:
Net investment income                                       $  22,734,271    $  23,049,624
Net realized gain on investments                                2,726,785       10,655,557
Change in net unrealized loss on investments                      (28,272)     (10,336,729)
                                                            -------------    -------------
    Net increase in net assets resulting from operations    $  25,432,784    $  23,368,452
                                                            -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.61 and $0.64 per share, respectively)       $  (2,201,057)   $    (318,149)
    Class B ($0.52 and $0.55 per share, respectively)            (145,477)         (25,269)
    Class C ($0.52 and $0.54 per share, respectively)            (110,633)         (18,038)
    Investor Class ($0.61 and $0.69 per share,
     respectively)                                            (19,583,608)     (23,149,406)
    Class Y ($0.11 and $0.00 per share, respectively)            (210,826)               -
Net realized gain:
    Class A ($0.12 and $0.29 per share, respectively)            (284,531)        (286,210)
    Class B ($0.12 and $0.29 per share, respectively)             (40,966)         (27,642)
    Class C ($0.12 and $0.29 per share, respectively)             (39,163)         (22,633)
    Investor Class ($0.12 and $0.29 per share,
     respectively)                                             (3,847,599)      (9,365,690)
                                                            -------------    -------------
     Total distributions to shareowners                     $ (26,463,860)   $ (33,213,037)
                                                            -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  38,870,551    $  27,797,893
Shares issued in reorganization                                30,236,184
Reinvestment of distributions                                  17,919,661       23,229,179
Cost of shares repurchased                                    (57,016,681)     (74,953,994)
                                                            -------------    -------------
    Net increase (decrease) in net assets resulting
     from Fund share transactions                           $  30,009,715    $ (23,926,922)
                                                            -------------    -------------
    Net increase (decrease) in net assets                   $  28,978,639    $ (33,771,507)
NET ASSETS:
Beginning of year                                             482,917,280      516,688,787
                                                            -------------    -------------
End of year                                                 $ 511,895,919    $ 482,917,280
                                                            =============    =============
Undistributed net investment income                         $   3,602,999    $   3,149,562
                                                            =============    =============

The accompanying notes are an integral part of these financial statements.   25

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                                   '06 Shares       '06 Amount        '05 Shares      '05 Amount
CLASS A
Shares sold                         2,025,657     $   28,539,895       1,635,540    $  23,541,141
Shares issued
  in reorganization                    98,279          1,392,613               -                -
Shares converted from
  Investor Class                   30,999,492        439,882,794               -                -
Reinvestment of distributions         145,398          2,054,522          25,947          367,905
Less shares repurchased            (1,021,695)       (14,394,637)       (542,448)      (7,802,346)
                                  -----------     --------------      ----------    -------------
    Net increase                   32,247,131     $  457,475,187       1,119,039    $  16,106,700
                                  ===========     ==============      ==========    =============
CLASS B
Shares sold                           191,872     $    2,692,447         177,267    $   2,523,705
Shares issued
  in reorganization                   112,188          1,580,730               -                -
Reinvestment of distributions           4,377             61,536           1,136           15,994
Less shares repurchased               (32,708)          (459,551)        (10,767)        (155,303)
                                  -----------     --------------      ----------    -------------
    Net increase                      275,729     $    3,875,162         167,636    $   2,384,396
                                  ===========     ==============      ==========    =============
CLASS C
Shares sold                           370,308     $    5,198,722         121,358    $   1,733,047
Shares issued
  in reorganization                       698              9,834               -                -
Reinvestment of distributions           4,462             62,550           1,146           16,098
Less shares repurchased               (39,415)          (553,207)        (38,938)        (547,462)
                                  -----------     --------------      ----------    -------------
    Net increase                      336,053     $    4,717,899          83,566    $   1,201,683
                                  ===========     ==============      ==========    =============
INVESTOR CLASS
Shares sold                            34,478     $      480,714               -    $           -
Reinvestment of distributions       1,122,348         15,740,657       1,604,146       22,829,182
Shares converted to
  Class A shares                  (31,150,072)      (439,882,794)              -                -
Less shares repurchased            (2,944,771)       (41,235,859)     (4,627,035)     (66,448,883)
                                  -----------     --------------      ----------    -------------
    Net decrease                  (32,938,017)    $ (464,897,282)     (3,022,889)   $ (43,619,701)
                                  ===========     ==============      ==========    =============
CLASS Y*
Shares sold                           138,894     $    1,958,773
Shares issued in
  reorganization                    1,923,289         27,253,007
Reinvestment of distributions              29                396
Less shares repurchased               (26,403)          (373,427)
                                  -----------     --------------
    Net increase                    2,035,809     $   28,838,749
                                  ===========     ==============

* Class Y shares were first publicly offered on November 10, 2006.

26  The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended      Year Ended     Year Ended    Year Ended    Year Ended
                                                               12/31/06        12/31/05      12/31/04 (a)   12/31/03      12/31/02
CLASS A
Net asset value, beginning of period                          $     14.13     $    14.38     $    14.45    $    14.46    $    13.98
                                                              -----------     ----------     ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                        $      0.53     $     0.54     $     0.61(b) $     0.66    $     0.66
 Net realized and unrealized gain on investments                     0.18           0.14           0.14          0.13          0.69
                                                              -----------     ----------     ----------    ----------    ----------
  Net increase from investment operations                     $      0.71     $     0.68     $     0.75    $     0.79    $     1.35
Distributions to shareowners:
 Net investment income                                              (0.61)         (0.64)         (0.60)        (0.63)        (0.64)
 Net realized gain                                                  (0.12)         (0.29)         (0.22)        (0.17)        (0.23)
                                                              -----------     ----------     ----------    ----------    ----------
Net increase (decrease) in net asset value                    $     (0.02)    $    (0.25)    $    (0.07)   $    (0.01)   $     0.48
                                                              -----------     ----------     ----------    ----------    ----------
Net asset value, end of period                                $     14.11     $    14.13     $    14.38    $    14.45    $    14.46
                                                              ===========     ==========     ==========    ==========    ==========
Total return*                                                        5.20%          4.81%          5.40%         5.66%         9.99%
Ratio of net expenses to average net assets+                         0.86%          0.87%          0.91%         0.87%         0.89%
Ratio of net investment income to average net assets+                4.48%          4.42%          4.25%         4.58%         4.74%
Portfolio turnover rate                                                 8%            12%             7%           20%           19%
Net assets, end of period (in thousands)                      $   471,084     $   16,033     $      227    $    6,538    $    3,787
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        0.96%          1.16%          0.91%         0.87%         0.89%
 Net investment income                                               4.38%          4.13%          4.25%         4.58%         4.74%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                        0.86%          0.87%          0.91%         0.87%         0.89%
 Net investment income                                               4.48%          4.42%          4.25%         4.58%         4.74%


(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                                                12/31/06       12/31/05     12/31/04 (a)    12/31/03      12/31/02
CLASS B
Net asset value, beginning of period                          $     14.07     $    14.34     $    14.42    $    14.42    $    13.95
                                                              -----------     ----------     ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                        $      0.46     $     0.45     $     0.49(b) $     0.55    $     0.55
 Net realized and unrealized gain on investments                     0.14           0.12           0.14          0.14          0.68
                                                              -----------     ----------     ----------    ----------    ----------
  Net increase from investment operations                     $      0.60     $     0.57     $     0.63    $     0.69    $     1.23
Distributions to shareowners:
 Net investment income                                              (0.52)         (0.55)         (0.49)        (0.52)        (0.53)
 Net realized gain                                                  (0.12)         (0.29)         (0.22)        (0.17)        (0.23)
                                                              -----------     ----------     ----------    ----------    ----------
Net increase (decrease) in net asset value                    $     (0.04)    $    (0.27)    $    (0.08)   $       --    $     0.47
                                                              -----------     ----------     ----------    ----------    ----------
Net asset value, end of period                                $     14.03     $    14.07     $    14.34    $    14.42    $    14.42
                                                              ===========     ==========     ==========    ==========    ==========
Total return*                                                        4.36%          4.02%          4.52%         4.93%         9.07%
Ratio of net expenses to average net assets+                         1.69%          1.41%          1.70%         1.66%         1.68%
Ratio of net investment income to average net assets+                3.62%          3.90%          3.49%         3.78%         3.86%
Portfolio turnover rate                                                 8%            12%             7%           20%           19%
Net assets, end of period (in thousands)                      $     6,228     $    2,369     $       10    $    3,141    $    2,494
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                        1.69%          1.68%          1.70%         1.66%         1.68%
 Net investment income                                               3.62%          3.63%          3.49%         3.78%         3.86%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                        1.69%          1.41%          1.70%         1.66%         1.68%
 Net investment income                                               3.62%          3.90%          3.49%         3.78%         3.86%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                Year Ended   Year Ended   Year Ended    10/01/03 (b)
                                                                                 12/31/06      12/31/05   12/31/04 (a)  to 12/31/03
                                                                                ---------     ---------     ------       -------
CLASS C
Net asset value, beginning of period                                            $   14.04    $   14.34    $   14.42    $   14.45
                                                                                ---------     ---------     ------       -------
Increase from investment operations:
 Net investment income                                                          $    0.44    $    0.44    $    0.47(c) $    0.16
 Net realized and unrealized gain on investments                                     0.18         0.09         0.14         0.04
                                                                                ---------     ---------     ------       -------
  Net increase from investment operations                                       $    0.62    $    0.53    $    0.61    $    0.20
Distributions to shareowners:
 Net investment income                                                              (0.52)       (0.54)       (0.47)       (0.13)
 Net realized gain                                                                  (0.12)       (0.29)       (0.22)       (0.10)
                                                                                ---------     ---------     ------       -------
Net decrease in net asset value                                                 $   (0.02)   $   (0.30)   $   (0.08)   $   (0.03)
                                                                                ---------     ---------     ------       -------
Net asset value, end of period                                                  $   14.02    $   14.04    $   14.34    $   14.42
                                                                                ---------     ---------     ------       -------
Total return*                                                                        4.52%        3.78%        4.38%        1.40%^
Ratio of net expenses to average net assets+                                         1.65%        1.38%        1.84%        1.87%**
Ratio of net investment income to average net assets+                                3.58%        3.87%        3.35%        4.36%**
Portfolio turnover rate                                                                 8%          12%           7%          20%
Net assets, end of period (in thousands)                                        $   5,891    $   1,183    $      10    $     100
Ratios assuming no waiver of management fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                        1.65%        1.63%        1.84%       43.13%**
 Net investment income                                                               3.58%        3.62%        3.35%      (36.90)%**
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                                        1.65%        1.38%        1.84%        1.87%**
 Net investment income                                                               3.58%        3.87%        3.35%        4.36%**

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b)  Initial issue date of Class C Shares.
(c) Net investment income per share has been calculated using the average shares method.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
^    Not annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              1/1/2006 to      Year Ended     Year Ended    Year Ended   Year Ended
                                                              12/10/2006 (c)    12/31/05     12/31/04 (a)    12/31/03     12/31/02
INVESTOR CLASS
Net asset value, beginning of period                          $     14.07     $    14.36     $    14.44    $    14.45    $    13.97
                                                              -----------     ----------     ----------    ----------    ----------
Increase from investment operations:
 Net investment income                                        $      0.72     $     0.79     $     0.67(b) $     0.70    $     0.71
 Net realized and unrealized gain (loss) on investments              0.06          (0.10)          0.11          0.13          0.69
                                                              -----------     ----------     ----------    ----------    ----------
  Net increase from investment operations                     $      0.78     $     0.69     $     0.78    $     0.83    $     1.40
Distributions to shareowners:
 Net investment income                                              (0.61)         (0.69)         (0.64)        (0.67)        (0.69)
 Net realized gain                                                  (0.12)         (0.29)         (0.22)        (0.17)        (0.23)
                                                              -----------     ----------     ----------    ----------    ----------
Net increase (decrease) in net asset value                    $      0.05     $    (0.29)    $    (0.08)   $    (0.01)   $     0.48
                                                              -----------     ----------     ----------    ----------    ----------
Net asset value, end of period                                $     14.12     $    14.07     $    14.36    $    14.44    $    14.45
                                                              ===========     ==========     ==========    ==========    ==========
Total return*                                                        5.76%          4.88%          5.63%         5.96%        10.33%
Ratio of net expenses to average net assets+                         0.58%**        0.58%          0.63%         0.61%         0.61%
Ratio of net investment income to average net assets+                4.75%**        4.69%          4.78%         4.83%         4.91%
Portfolio turnover rate                                                 8%            12%             7%           20%           19%
Net assets, end of period (in thousands)                      $   439,883     $  463,333     $  516,442    $  563,305    $  569,484
Ratios assuming no waiver of management fees and
 assumption of expenses by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                        0.58%**        0.58%          0.63%         0.61%         0.61%
 Net investment income                                               4.75%**        4.69%          4.78%         4.83%         4.91%
Ratios with waiver of management fees by PIM and reduction
 for fees paid indirectly:
 Net expenses                                                        0.58%**        0.58%          0.63%         0.61%         0.61%
 Net investment income                                               4.75%**        4.69%          4.78%         4.83%         4.91%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
(b) Net investment income per share has been calculated using the average shares method.
(c)  Investor Class shares were converted to Class A shares on December 10,
     2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                11/10/06 to
                                                                12/31/06 (a)
CLASS Y
Net asset value, beginning of period                             $    14.17
                                                                 ----------
Increase (decrease) from investment operations:
  Net investment income                                          $     0.09
  Net realized and unrealized loss on investments                     (0.06)
                                                                 ----------
   Net increase from investment operations                       $     0.03
Distributions to shareowners:
  Net investment income                                               (0.11)
                                                                 ----------
Net decrease in net asset value                                  $    (0.08)
                                                                 ----------
Net asset value, end of period                                   $    14.09
                                                                 ==========
Total return*                                                          0.21%(b)
Ratio of net expenses to average net assets+                           0.60%**
Ratio of net investment income to average net assets+                  4.49%**
Portfolio turnover rate                                                   8%**
Net assets, end of period (in thousands)                         $   28,693
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                         0.60%**
  Net investment income                                                4.49%**
Ratios with waiver of management fees by PIM and reduction
  for fees paid indirectly:
  Net expenses                                                         0.60%**
  Net investment income                                                4.49%**


(a)  Class Y Shares were first publicly offered November 10, 2006.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios assuming no reduction for fees paid indirectly.
(b)  Not annualized.

  The accompanying notes are an integral part of these financial statements.  31

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer AMT-Free Municipal Fund (the Fund) (effective January 20, 2006, the Fund changed its name from Pioneer Municipal Bond Fund to Pioneer AMT-Free Municipal
Fund) is a diversified series of Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax as is consistent with the relative stability of capital.

The Trustees have authorized the issuance of four classes of shares of the Fund. The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. As planned on December 10, 2006, Investor Class shares converted to Class A shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the exchange. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available market quotations are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Discount and premium on debt securities are accreted or amortized, respectively daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

     The Fund has reclassified $42,546 to decrease undistributed net investment income and $42,546 to increase accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund had a net capital loss carryforward of $24,071 which will expire in 2013 if not utilized.

     The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                    2006             2005
--------------------------------------------------------------------------------
Distributions paid from:
Tax-exempt income                               $22,066,033      $23,133,946
Ordinary income                                     228,114          966,312
Long-term capital gain                            4,169,713        9,112,779
                                                -----------      -----------
  Total                                         $26,463,860      $33,213,037
                                                ===========      ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006:

--------------------------------------------------------------------------------
                                                              2006
--------------------------------------------------------------------------------
Capital loss carryforward from merger with Pioneer
 Florida Tax-Free Income Fund                             $   (24,071)
Current year dividend payable                                (121,709)
Unrealized appreciation                                    49,902,363
                                                          -----------
  Total                                                   $49,756,583
                                                          ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax-basis unrealized appreciation is attributable to the tax treatment of premium and amortization.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $31,024 in

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     underwriting commissions on the sale of Class A shares during the year ended December 31, 2006.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class and Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

2.   Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% of the excess over $750 million. For the year ended December 31, 2006, the net management fee was equivalent to 0.48% of average daily net assets.

Through May 1, 2006, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 0.87% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares will

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

be reduced only to the extent that such expenses are reduced for Class A shares.

PIM has further agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.87%, 1.77% and 1.77% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through May 1, 2007.

Through December 10, 2006, PIM agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 0.62% of the average daily net assets attributable to Investor Class shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $20,854 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $16,177 in transfer agent fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (except Class Y shares) (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and Class C shares. Included in due to affiliates is $10,674 in distribution fees payable to PFD at December 31, 2006.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $8,813 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced $6,928 under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2006, the Fund had no borrowings under this agreement.

7.   Merger Information

On October 17, 2006, beneficial owners of Pioneer Florida Tax-Free Income Fund approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer Florida Tax-Free Income Fund's net assets in Class A,

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

Class B, Class C and Class Y for Pioneer AMT-Free Municipal Fund's shares, based on Pioneer AMT-Free Municipal Fund's Class A, Class B, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

----------------------------------------------------------------------------------------------
                         Pioneer AMT-Free       Pioneer Florida Tax-       Pioneer AMT-Free
                          Municipal Fund          Free Income Fund          Municipal Fund
                       (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
----------------------------------------------------------------------------------------------
Net Assets
 Class A              $ 33,206,249                 $ 1,392,613              $ 34,598,862
 Class B              $  4,711,109                 $ 1,580,730              $  6,291,839
 Class C              $  4,921,208                 $     9,834              $  4,931,042
 Investor Class       $440,617,835                 $         -              $440,617,835
 Class Y              $          -                 $27,253,007              $ 27,253,007
Total Net
 Assets               $483,456,401                 $30,236,184              $513,692,585
Shares Outstanding
 Class A                 2,344,181                     134,923                 2,422,460
 Class B                   334,253                     153,802                   446,441
 Class C                   349,602                         954                   350,291
 Investor Class         31,259,271                           -                31,259,271
 Class Y                         -                   2,645,273                 1,923,289
Shares Issued
 in Reorganization
 Class A                                                                          98,279
 Class B                                                                         112,188
 Class C                                                                             698
 Class Y                                                                       1,923,289
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Unrealized       Accumulated
                                          Appreciation On       Loss On
                                           Closing Date      Closing Date
--------------------------------------------------------------------------------
Pioneer Florida Tax-Free
  Income Fund                              $   620,784        $  (210,349)
                                           ===========        ===========
--------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer AMT-Free Municipal Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer AMT-Free Municipal Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer AMT-Free Municipal Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer AMT-Free Municipal Fund of the Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index, considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three, and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, break points in the management fee and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based, upon total return, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the Lehman Brothers Municipal Bond Index. The Fund's performance, based upon total return, was in the first quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006, and the first quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield of the Fund, before the deduction of expense, compared to the yield of the index. The Trustees, focusing on the three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, such as transfer agency and administration, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the second quintile relative to the management fees paid by the other funds in that peer group for the 12 months ended June 30, 2006. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to the expense limitation) for the 12 months ended June 30, 2006 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In light of the break points in the management fee, the Trustees concluded that, because of breakpoints at future asset levels, any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.


Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 87 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the        Trustee since 2003.    Deputy Chairman and a Director of       Director of ICI
                          Board, Trustee and     Serves until a         Pioneer Global Asset Management         Mutual Insurance
                          President              successor trustee      S.p.A. ("PGAM"); Non-Executive          Company
                                                 is elected or earlier  Chairman and a Director of Pioneer
                                                 retirement or          Investment Management USA Inc.
                                                 removal.               ("PIM-USA"); Chairman and a Director
                                                                        of Pioneer; Chairman and Director of
                                                                        Pioneer Institutional Asset
                                                                        Management, Inc. (since 2006);
                                                                        Director of Pioneer Alternative
                                                                        Investment Management Limited
                                                                        (Dublin); President and a Director of
                                                                        Pioneer Alternative Investment
                                                                        Management (Bermuda) Limited and
                                                                        affiliated funds; Director of
                                                                        PIOGLOBAL Real Estate Investment Fund
                                                                        (Russia) (until June 2006); Director
                                                                        of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Investment
                                                                        Corporation (since 2004); Director of
                                                                        Fiduciary Counseling, Inc.; President
                                                                        and Director of Pioneer Funds
                                                                        Distributor, Inc. ("PFD") (until May
                                                                        2006); President of all of the
                                                                        Pioneer Funds; and Of Counsel, Wilmer
                                                                        Cutler Pickering Hale and Dorr LLP
                                                                        (counsel to PIM-USA and the Pioneer
                                                                        Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock (63)        Trustee                Trustee since 2005.    Senior Vice President and Chief         Director of The
3050 K. Street NW,                               Serves until a         Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee      (publicly traded health care services   Investment Company
                                                 is elected or earlier  company) (2001 - present); Managing     (privately-held
                                                 retirement or          Partner, Federal City Capital           affordable housing
                                                 removal.               Advisors (boutique merchant             finance company);
                                                                        bank)(2002 to 2004); and Executive      and Director of New
                                                                        Vice President and Chief Financial      York Mortgage Trust
                                                                        Officer, Pedestal Inc.                  (publicly traded
                                                                        (internet-based mortgage trading        mortgage REIT)
                                                                        company) (2000-2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         Trustee                Trustee since 2003.    President, Bush International           Director of Brady
3509 Woodbine Street,                            Serves until a         (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee      firm)                                   (industrial
                                                 is elected or earlier                                          identification and
                                                 retirement or                                                  specialty coated
                                                 removal.                                                       material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59) Trustee                Trustee since 2003.    Founding Director, The Winthrop         None
1001 Sherbrooke Street                           Serves until a         Group, Inc. (consulting firm); and
West, Montreal, Quebec,                          successor trustee is   Desautels Faculty of Management,
Canada H3A1G5                                    elected or earlier     McGill University
                                                 retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Thomas J. Perna (56)      Trustee                Trustee since 2006.    Private investor (2004 - present);      Director of
89 Robbins Avenue,                               Serves until a         and Senior Executive Vice President,    Quadriserv Inc.
Berkeley Heights, NJ 07922                       successor trustee      The Bank of New York (financial and     (technology products
                                                 is elected or earlier  securities services) (1986 - 2004)      for securities
                                                 retirement or                                                  lending industry)
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)  Trustee                Trustee since 2003.    President and Chief Executive           Director of New
200 State Street,                                Serves until a         Officer, Newbury, Piret & Company,      America High Income
12th Floor,                                      successor trustee      Inc. (investment banking firm)          Fund, Inc.
Boston, MA 021098                                is elected or earlier                                          (closed-end
                                                 retirement or                                                  investment company)
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)        Trustee                Trustee since 2003.    President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                          Serves until a         (private investment firm)
Charleston, SC 29401                             successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Officer
Osbert M. Hood (54)+      Executive Vice         Since 2003. Serves     President and Chief Executive           Trustee of certain
                          President              at the discretion of   Officer, PIM-USA since May 2003         Pioneer Funds
                                                 the Board              (Director since January 2001);
                                                                        Executive Vice President and Chief
                                                                        Operating Officer from November 2000
                                                                        - May 2003); Director of PGAM since
                                                                        June 2003; President and Director of
                                                                        Pioneer since May 2003; President and
                                                                        Director of Pioneer Institutional
                                                                        Asset Management, Inc. since February
                                                                        2006; Chairman and Director of
                                                                        Pioneer Investment Management
                                                                        Shareholder Services, Inc. ("PIMSS")
                                                                        since May 2003; Director of PFD since
                                                                        May 2006; Director of Oak Ridge
                                                                        Investments, LLC (a registered
                                                                        investment adviser in which PIM USA
                                                                        owns a minority interest) since
                                                                        January 2005; Director of Vanderbilt
                                                                        Capital Advisors, LLC (an
                                                                        institutional investment adviser
                                                                        wholly-owned by PIM USA) since June
                                                                        2006; and Executive Vice President of
                                                                        all of the Pioneer Funds since June
                                                                        2003

+Mr. Hood resigned as EVP effective January 9, 2007.
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)  Secretary              Since 2003. Serves     Secretary of PIM-USA; Senior Vice       None
                                                 at the discretion of   President - Legal of Pioneer;
                                                 the Board              Secretary/Clerk of most of PIM-USA's
                                                                        subsidiaries; and Secretary of all of
                                                                        the Pioneer Funds since September
                                                                        2003 (Assistant Secretary from
                                                                        November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Officer
Christopher J. Kelley     Assistant Secretary    Since 2003. Serves     Vice President and Senior Counsel of    None
(42)                                             at the discretion of   Pioneer since July 2002; Vice
                                                 the Board              President and Senior Counsel of BISYS
                                                                        Fund Services, Inc. (April 2001 to
                                                                        June 2002); Senior Vice President and
                                                                        Deputy General Counsel of Funds
                                                                        Distributor, Inc. (July 2000 to April
                                                                        2001); and Assistant Secretary of all
                                                                        of the Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey     Assistant Secretary    Since 2006. Serves     Partner, Wilmer Cutler Pickering Hale   None
(45)                                             at the discretion of   and Dorr LLP; and Assistant Secretary
                                                 the Board              of all of the Pioneer Funds since
                                                                        July 2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)         Treasurer              Since 2003. Serves     Vice President - Fund Accounting,       None
                                                 at the discretion of   Administration and Controllership
                                                 the Board              Services of Pioneer; and Treasurer of
                                                                        all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)      Assistant Treasurer    Since 2004. Serves     Deputy Treasurer of Pioneer since
                                                 at the discretion of   2004; Treasurer and Senior Vice
                                                 the Board              President, CDC IXIS Asset Management
                                                                        Services from 2002 to 2003; Assistant
                                                                        Treasurer and Vice President, MFS
                                                                        Investment Management from 1997 to
                                                                        2002; and Assistant Treasurer of all
                                                                        of the Pioneer Funds since November
                                                                        2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)     Assistant Treasurer    Since 2003. Serves     Assistant Vice President - Fund         None
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer AMT-Free Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Officer
Gary Sullivan (48)        Assistant Treasurer    Since 2003. Serves     Fund Accounting Manager - Fund          None
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan    Assistant Treasurer    Since 2003. Serves     Fund Administration Manager - Fund      None
(33)                                             at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services since June
                                                                        2003; Assistant Vice President -
                                                                        Mutual Fund Operations of State
                                                                        Street Corporation from June 2002 to
                                                                        June 2003 (formerly Deutsche Bank
                                                                        Asset Management); Pioneer Fund
                                                                        Accounting, Administration and
                                                                        Controllership Services (Fund
                                                                        Accounting Manager from August 1999
                                                                        to May 2002); and Assistant Treasurer
                                                                        of all of the Pioneer Funds since
                                                                        September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance       Since 2006. Serves     Chief Compliance Officer of Pioneer     None
                          Officer                at the discretion of   and all of the Pioneer Funds since
                                                 the Board              March 2006; Vice President and Senior
                                                                        Counsel of Pioneer since September
                                                                        2004; and Senior Vice President and
                                                                        Counsel, State Street Research &
                                                                        Management Company (February 1998 to
                                                                        September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                1-800-225-4240


Our internet e-mail address                  ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                      pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.


The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                                     -------
                                     GROWTH
                                     LEADERS
                                      FUND

                                     Annual
                                     Report

                                    12/31/06

                                 [LOGO] PIONEER
                                        Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2
Portfolio Management Discussion                                 4
Portfolio Summary                                               7
Prices and Distributions                                        8
Performance Update                                              9
Comparing Ongoing Fund Expenses                                13
Schedule of Investments                                        15
Financial Statements                                           19
Notes to Financial Statements                                  27
Report of Independent Registered Public Accounting Firm        34
Factors Considered by the Independent Trustees in Approving
the Management Contract                                        35
Trustees, Officers and Service Providers                       41

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan

Letter

ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Investors in high-quality, domestic growth stocks faced a challenging environment during 2006, as strategies that took the greatest investment risk tended to reap the greatest rewards. Although most stock market indices made impressive gains during the 12 months ended December 31, 2006, the stocks of better-quality companies with more consistent earnings did not fully participate in the gains. In the following interview, L. Roy Papp and Rosellen Papp, portfolio managers responsible for the management of Pioneer Growth Leaders Fund, discuss the factors that influenced the Fund's performance during the 12 months ended December 31, 2006.

Q: How did the Fund perform during 2006?

A: The Fund's emphasis on large-cap growth companies was not rewarded during the year. Pioneer Growth Leaders Fund (Class A shares) had a total return of 5.93%, at net asset value, for the 12 months ended December 31, 2006. During the same year, the Russell 1000 Growth Index returned 9.07% while the average return of the 814 funds in Lipper's Large-Cap Core category was 13.53%.

   Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

   The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that influenced performance for the period?

A: The year did not favor our investment strategy, which focuses on consistent-growth companies that have superior long-term earnings potential and that tend to be leaders in their specific industries. These stocks did not perform well relative to the overall market in either 2005 or 2006 as investors appeared to favor the riskiest parts of the market. As an example, the best-performing stock in the Dow Jones Industrial Average during 2006 was General Motors, as investors speculated that the giant auto company would be able to avoid bankruptcy. However, this is not the kind

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   of stock that we would own, as General Motors has been losing money and market share in a highly cyclical business.

   We tend to avoid corporations in cyclical industries, preferring solid companies with strong balance sheets and the ability to grow their profits steadily. We look for companies that are the beneficiaries of long-term secular growth trends. For example, we like information technology companies, whose products are helping to drive productivity increases, and we like health-care and financial services companies whose products and services are in demand as our population ages and the baby boomer generation reaches their 60s. In addition, we look for those corporations that are the beneficiaries of the globalization of commerce. When we find good companies, we tend to wait until their price is attractive enough to invest, as we do not want to overpay.

   We made several adjustments to the portfolio during 2006. In the first half of the year, we reduced the size of some of our larger holdings, while adding positions in biotechnology company Amgen and diversified industrial and technology company United Technologies. During the second half of the year, we purchased retailer Target and soft drink company Pepsi, while selling our positions in technology companies Applied Materials, Symantec and IBM, and retailer Wal-Mart.

Q: What were some of the investments that most affected Fund results?

A: Several technology companies helped results, including Adobe and Cisco
   Systems, as well as long-term holding Microsoft. We purchased Adobe when its stock price had dipped temporarily in 2005, but it later recovered and helped support Fund results for the period. Adobe has assumed the leadership position in digital imagery over the Internet and should be able to maintain its position. Cisco, which we purchased in 2006 when its stock price appeared attractive, was supported as corporations have invested in networking infrastructure as a way to improve productivity. We also purchased specialty retailer Coach during 2006, when it and several other consumer discretionary stocks had dipped. We were pleased when the stock performed well after our investment in it. Among our financial services holdings, two outstanding performers were State Street and T. Rowe Price, both of which gained as

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                             (continued)
--------------------------------------------------------------------------------

   money flowed into retirement plans. State Street also does a significant business outside the United States.

   Two of our key long-term technology holdings did not fare as well. Intel underperformed as it lost market share to Advance Micro Devices in the market for semiconductors used in personal computers. Linear Technology, which produces semiconductors used in many consumer products, also fell out of favor for the period and underperformed. During a period in which health-care stocks lagged the market, several of our holdings did not do well, including medical equipment company Medtronic; Techne, which produces proteins used by the biotechnology industry; and pharmacy chain Walgreen. Nevertheless, we still like the fundamentals of these companies and have retained positions.

Q: What is your investment outlook?

A: We believe the economy should do well. Corporations enter the year with very strong balance sheets and growing earnings, while the investment backdrop is supported by relatively low unemployment and strong flows of tax receipts to the government. However, we believe economic growth is likely to be less robust than we have seen in the past two years. In this environment, we believe the types of stocks that we emphasize should do well, as they have more durable and consistent earnings growth.

Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was depicted as a pie chart in the printed material.]

U.S. Common Stocks                             93.3%
Temporary Cash Investment                       3.4%
Depositary Receipts for International Stocks    3.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following table was depicted as a pie chart in the printed material.]

Information Technology                         26.3%
Industrials                                    17.7%
Health Care                                    17.3%
Consumer Staples                               14.6%
Financials                                     12.4%
Consumer Discretionary                          9.1%
Energy                                          2.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Microsoft Corp.                    5.84%
 2.   Omnicom Group                      5.71
 3.   State Street Corp.                 5.37
 4.   Intel Corp.                        5.21
 5.   Techne Corp.                       4.86
 6.   General Electric Co.               4.82
 7.   Johnson & Johnson                  4.81
 8.   Target Corp.                       4.80
 9.   T. Rowe Price Associates, Inc.     4.78
10.   Medtronic, Inc.                    4.75

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class   12/31/06  12/31/05
-------  --------  --------
   A      $15.00    $19.22
   B      $14.21    $18.69
   C      $14.10    $18.59
   R      $14.09    $18.38

Distributions Per Share
--------------------------------------------------------------------------------

                      1/1/06 - 12/31/06
         --------------------------------------------
                         Short-Term       Long-Term
 Class    Dividends    Capital Gains    Capital Gains
-------  -----------  ---------------  --------------
   A       $0.0033         $  -            $5.3418
   B       $   -           $  -            $5.3418
   C       $   -           $  -            $5.3418
   R       $   -           $  -            $5.3418

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 9-12.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                       CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund at public offering price, compared to that of the Russell 1000 Growth Index.

--------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

                         Net Asset      Public Offering
Period                  Value (NAV)       Price (POP)
10 Years                    5.18%             4.56%
5 Years                     1.02             -0.17
1 Year                      5.93             -0.14
--------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                           Gross              Net
                            1.59%             1.25%
--------------------------------------------------------

Value of $10,000 Investment

[The following table was depicted as a mountain chart in the printed material.]

                 Pioneer Growth        Russell 1000
                  Leaders Fund         Growth Index
12/96                 9425                10000
                     12518                13049
12/98                15855                18100
                     18188                24101
12/00                17050                18697
                     14849                14878
12/02                11260                10730
                     13924                13926
12/04                13954                14799
                     14750                15577
12/06                15625                16991

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A shares of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                       CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

                                 If            If
Period                          Held        Redeemed
10 Years                        4.20%         4.20%
5 Years                        -0.10         -0.10
1 Year                          4.69          1.65
---------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                Gross          Net
                                2.67%         2.33%
---------------------------------------------------------

Value of $10,000 Investment

[The following table was depicted as a mountain chart in the printed material.]

                 Pioneer Growth        Russell 1000
                  Leaders Fund         Growth Index
12/96                10000                10000
                     13180                13049
12/98                16570                18100
                     18866                24101
12/00                17553                18697
                     15172                14878
12/02                11418                10730
                     14014                13926
12/04                13819                14799
                     14418                15577
12/06                15094                16991

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                       CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

                                 If             If
Period                          Held         Redeemed
10 Years                        4.16%          4.16%
5 Years                        -0.18          -0.18
1 Year                          4.64           4.64
---------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                Gross           Net
                                2.66%          2.32%
---------------------------------------------------------

Value of $10,000 Investment

[The following table was depicted as a mountain chart in the printed material.]

                 Pioneer Growth        Russell 1000
                  Leaders Fund         Growth Index
12/96                10000                10000
                     13180                13049
12/98                16570                18100
                     18866                24101
12/00                17553                18697
                     15172                14878
12/02                11418                10730
                     14014                13926
12/04                13759                14799
                     14371                15577
12/06                15038                16991

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                       CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Leaders Fund, compared to that of the Russell 1000 Growth Index.

---------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)

                                 If             If
Period                          Held         Redeemed
10 Years                        4.39%          4.39%
5 Years                         0.01           0.01
1 Year                          5.83           5.83
---------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                Gross           Net
                               17.63%         17.63%
---------------------------------------------------------

Value of $10,000 Investment

[The following table was depicted as a mountain chart in the printed material.]

                 Pioneer Growth        Russell 1000
                  Leaders Fund         Growth Index
12/96                10000                10000
                     13213                13049
12/98                16653                18100
                     19007                24101
12/00                17729                18697
                     15363                14878
12/02                11591                10730
                     14262                13926
12/04                13935                14799
                     14526                15577
12/06                15372                16991

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class R shares of the Fund from 11/29/89 to 2/20/04 is the performance of Papp Stock Fund's single class, which has been restated to reflect the higher distribution and service fees of Class R shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Stock Fund. Pioneer Growth Leaders Fund was created through the reorganization of the predecessor Papp funds on February 20, 2004.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on actual returns from July 1, 2006 through December 31, 2006.

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06

Ending Account Value             $1,077.29      $1,071.00      $1,070.05      $1,077.70
On 12/31/06

Expenses Paid During Period*     $    6.54      $   12.48      $   13.20      $    8.85

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.37%, 2.51% and 1.36%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                      (continued)
--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Leaders Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.

Share Class                          A              B              C              R
---------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06
Ending Account Value             $1,018.90      $1,013.16      $1,012.45      $1,016.69
On 12/31/06
Expenses Paid During Period*     $    6.36      $   12.13      $   12.83      $    8.59

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.37%, 2.51% and 1.36%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

   Shares                                                            Value
              COMMON STOCKS - 99.9%
              Energy - 2.6%
              Integrated Oil & Gas - 2.6%
   15,400     Chevron Corp.                                    $ 1,132,362
                                                               -----------
              Total Energy                                     $ 1,132,362
                                                               -----------
              Capital Goods - 8.4%
              Aerospace & Defense - 1.0%
    7,000     United Technologies Corp.                        $   437,640
                                                               -----------
              Industrial Conglomerates - 7.4%
   14,500     3M Co.                                           $ 1,129,985
   57,000     General Electric Co.                               2,120,970
                                                               -----------
                                                               $ 3,250,955
                                                               -----------
              Total Capital Goods                              $ 4,820,957
                                                               -----------
              Transportation - 9.3%
              Air Freight & Couriers - 5.9%
   39,000     Expeditors International of Washington, Inc.     $ 1,579,500
   13,500     United Parcel Service                              1,012,230
                                                               -----------
                                                               $ 2,591,730
                                                               -----------
              Railroads - 3.4%
   35,000     Canadian National Railway Co. (b)                $ 1,506,050
                                                               -----------
              Total Transportation                             $ 4,097,780
                                                               -----------
              Consumer Durables & Apparel - 1.1%
              Apparel, Accessories & Luxury Goods - 1.1%
   11,000     Coach, Inc.*                                     $   472,560
                                                               -----------
              Total Consumer Durables & Apparel                $   472,560
                                                               -----------
              Consumer Services - 2.3%
              Leisure Facilities - 2.3%
   20,000     International Speedway Corp.                     $ 1,020,800
                                                               -----------
              Total Consumer Services                          $ 1,020,800
                                                               -----------
              Media - 5.7%
              Advertising - 5.7%
   24,000     Omnicom Group                                    $ 2,508,960
                                                               -----------
              Total Media                                      $ 2,508,960
                                                               -----------


The accompanying notes are an integral part of these financial statements.    15

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

   Shares                                                      Value
              Retailing - 4.8%
              General Merchandise Stores - 4.8%
   37,000     Target Corp.                               $ 2,110,850
                                                         -----------
              Total Retailing                            $ 2,110,850
                                                         -----------
              Food & Drug Retailing - 5.0%
              Drug Retail - 4.0%
   38,000     Walgreen Co.                               $ 1,743,820
                                                         -----------
              Food Distributors - 1.0%
   12,500     Sysco Corp.                                $   459,500
                                                         -----------
              Total Food & Drug Retailing                $ 2,203,320
                                                         -----------
              Food Beverage & Tobacco - 1.4%
              Soft Drinks - 1.4%
   10,000     PepsiCo, Inc.                              $   625,500
                                                         -----------
              Total Food Beverage & Tobacco              $   625,500
                                                         -----------
              Household & Personal Products - 3.4%
              Household Products - 3.4%
   23,000     Clorox Co.                                 $ 1,475,450
                                                         -----------
              Total Household & Personal Products        $ 1,475,450
                                                         -----------
              Health Care Equipment & Services - 5.9%
              Health Care Equipment - 4.7%
   39,000     Medtronic, Inc.                            $ 2,086,890
                                                         -----------
              Health Care Services - 1.2%
    9,828     Medco Health Solutions, Inc.*              $   525,208
                                                         -----------
              Total Health Care Equipment & Services     $ 2,612,098
                                                         -----------
              Pharmaceuticals & Biotechnology - 11.4%
              Biotechnology - 1.7%
   11,000     Amgen, Inc.*                               $   751,410
                                                         -----------
              Life Sciences Tools & Services - 4.9%
   38,500     Techne Corp.*                              $ 2,134,825
                                                         -----------
              Pharmaceuticals - 4.8%
   32,000     Johnson & Johnson                          $ 2,112,640
                                                         -----------
              Total Pharmaceuticals & Biotechnology      $ 4,998,875
                                                         -----------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Shares                                                     Value
              Diversified Financials - 12.4%
              Asset Management & Custody Banks - 12.4%
  16,500      Northern Trust Corp.                      $ 1,001,385
  35,000      State Street Corp.                          2,360,400
  48,000      T. Rowe Price Associates, Inc.              2,100,960
                                                        -----------
                                                        $ 5,462,745
                                                        -----------
              Total Diversified Financials              $ 5,462,745
                                                        -----------
              Software & Services - 12.9%
              Application Software - 1.7%
  18,000      Adobe Systems, Inc.*                      $   740,160
                                                        -----------
              Data Processing & Outsourced Services - 5.4%
  49,000      CA Western Union Co.*                     $ 1,098,580
  49,000      First Data Corp.                            1,250,480
                                                        -----------
                                                        $ 2,349,060
                                                        -----------
              Systems Software - 5.8%
  86,000      Microsoft Corp.                           $ 2,567,960
                                                        -----------
              Total Software & Services                 $ 5,657,180
                                                        -----------
              Technology Hardware & Equipment - 2.7%
              Communications Equipment - 2.2%
  35,000      Cisco Systems, Inc.*                      $   956,550
                                                        -----------
              Computer Storage & Peripherals - 0.5%
  19,000      EMC Corp.*                                $   250,800
                                                        -----------
              Total Technology Hardware & Equipment     $ 1,207,350
                                                        -----------
              Semiconductors - 10.6%
              Semiconductors - 10.6%
 113,000      Intel Corp.                               $ 2,288,250
  65,000      Linear Technology Corp.                     1,970,800
  13,000      Microchip Technology                          425,100
                                                        -----------
                                                        $ 4,684,150
                                                        -----------
              Total Semiconductors                      $ 4,684,150
                                                        -----------
              TOTAL COMMON STOCKS
              (Cost $21,439,511)                        $43,958,575
                                                        -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                     (continued)
--------------------------------------------------------------------------------

    Shares                                                         Value
               TEMPORARY CASH INVESTMENTS - 3.5%
               Security Lending Collateral - 3.5%
 1,559,250     Securities Lending Investment Fund, 5.26%     $ 1,559,250
                                                             -----------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $1,559,250)                             $ 1,559,250
                                                             -----------
               TOTAL INVESTMENT IN SECURITIES - 103.4%
               (Cost $22,998,761) (a)                        $45,517,825
                                                             -----------
               OTHER ASSETS AND LIABILITIES - (3.4)%         $(1,506,548)
                                                             -----------
               TOTAL NET ASSETS - 100.0%                     $44,011,277
                                                             ===========

*   Non-income producing security.

(a) At December, 31, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $22,998,761 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
       excess of value over tax cost.                                               $22,685,221
       Aggregate gross unrealized loss for all investments in which there is an
       excess of value over tax cost.                                                  (166,157)
                                                                                    -----------
       Net Unrealized gain                                                          $22,519,064
                                                                                    ===========

(b) At December 31, 2006, the following security was out on loan:

Shares          Security                              Value
  34,650        Canadian National Railway Co.     $1,490,990
                                                  ----------
                Total                             $1,490,990
                                                  ==========

Purchases and sales of securities (excluding temporary cash investments) for the six months ended December 31, 2006 aggregated $10,844,902 and $26,785,275, respectively.


18    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $1,490,990) (cost $22,998,761)                            $45,517,825
  Cash                                                            235,189
  Receivables -
    Fund shares sold                                                3,080
    Dividends, interest and foreign taxes withheld                 51,195
    Due from Pioneer Investment Management, Inc.                    3,753
  Other                                                             3,460
                                                              -----------
     Total assets                                             $45,814,502
                                                              -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                   $   164,444
    Upon return of securities loaned                            1,559,250
  Due to affiliates                                                10,584
  Accrued expenses                                                 68,947
                                                              -----------
     Total liabilities                                        $ 1,803,225
                                                              -----------
NET ASSETS:
  Paid-in capital                                             $19,961,964
  Undistributed net investment income                               7,732
  Accumulated net realized gain on investments                  1,522,517
  Net unrealized gain on investments                           22,519,064
                                                              -----------
     Total net assets                                         $44,011,277
                                                              ===========
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $42,168,649/2,810,847 shares)             $     15.00
                                                              ===========
  Class B (based on $1,388,701/97,761 shares)                 $     14.21
                                                              ===========
  Class C (based on $452,955/32,132 shares)                   $     14.10
                                                              ===========
  Class R (based on $972/69 shares)                           $     14.09
                                                              ===========
MAXIMUM OFFERING PRICE:
  Class A ($15.00 [divided by] 94.25%)                        $     15.92
                                                              ===========


The accompanying notes are an integral part of these financial statements.    19

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,261)      $656,405
  Interest                                                    6,161
  Income from securities loaned, net                            983
                                                           --------
     Total investment income                                             $   663,549
                                                                         -----------
EXPENSES:
  Management fees                                          $378,104
  Transfer agent fees and expenses
    Class A                                                  78,591
    Class B                                                   5,769
    Class C                                                   2,531
    Class R                                                     170
  Distribution fees
    Class A                                                 122,477
    Class B                                                  10,382
    Class C                                                   3,683
    Class R                                                       4
  Administrative reimbursements                              19,594
  Custodian fees                                             13,524
  Registration fees                                          47,964
  Professional fees                                         136,837
  Printing expense                                           19,607
  Fees and expenses of nonaffiliated trustees                 5,217
  Miscellaneous                                               5,798
                                                           --------
     Total expenses                                                      $   850,252
     Less management fees waived and
       expenses reimbursed by Pioneer Investment
       Management, Inc.                                                     (201,636)
     Less fees paid indirectly                                                (2,122)
                                                                         -----------
     Net expenses                                                        $   646,494
                                                                         -----------
       Net investment income                                             $    17,055
                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain on investments:                                      $12,116,271
                                                                         -----------
  Change in net unrealized loss on investments:                          $(9,424,165)
                                                                         -----------
    Net gain on investments                                              $ 2,692,106
                                                                         -----------
    Net increase in net assets resulting from operations                 $ 2,709,161
                                                                         ===========


20    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                           Year Ended          Year Ended
                                                            12/31/06            12/31/05
FROM OPERATIONS:
Net investment income (loss)                              $     17,055        $    (2,564)
Net realized gain on investments                            12,116,271          7,096,673
Change in net unrealized loss on investments                (9,424,165)        (4,611,454)
                                                          ------------        -----------
    Net increase in net assets resulting from
     operations                                           $  2,709,161        $ 2,482,655
                                                          ------------        -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.00 and $0.00 per share, respectively)     $     (9,323)       $    (2,573)
Net realized gain:
    Class A ($5.34 and $2.97 per share, respectively)      (11,913,574)        (5,133,831)
    Class B ($5.34 and $2.97 per share, respectively)         (466,096)           (87,736)
    Class C ($5.34 and $2.97 per share, respectively)         (110,988)           (16,121)
    Class R ($5.34 and $2.97 per share, respectively)             (268)              (107)
                                                          ------------        -----------
     Total distributions to shareowners                   $(12,500,249)       $(5,240,368)
                                                          ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  4,115,697        $ 2,551,944
Shares issued in reorganization                                      -         28,469,444
Reinvestment of distributions                               11,150,570          4,685,476
Cost of shares repurchased                                 (18,814,508)       (16,243,678)
                                                          ------------        -----------
    Net increase (decrease) in net assets resulting
     from fund share transactions                         $ (3,548,241)       $19,463,186
                                                          ------------        -----------
    Net increase (decrease) in net assets                 $(13,339,329)       $16,705,473
NET ASSETS:
Beginning of year                                           57,350,606         40,645,133
                                                          ------------        -----------
End of year                                               $ 44,011,277        $57,350,606
                                                          ============        ===========
Undistributed net investment income                       $      7,732        $         -
                                                          ============        ===========


The accompanying notes are an integral part of these financial statements.    21

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                  (continued)
--------------------------------------------------------------------------------

                                  '06 Shares       '06 Amount        '05 Shares        '05 Amount
CLASS A
Shares sold                         137,414       $  2,609,626           76,244       $  1,563,052
Shares issued in
  reorganization                          -                  -        1,463,245         28,021,144
Reinvestment of distributions       721,823         10,798,464          238,026          4,582,310
Less shares repurchased            (964,512)       (18,009,722)        (788,196)       (16,010,694)
                                   --------       ------------       ----------       ------------
    Net increase (decrease)        (105,275)      $ (4,601,632)         989,319       $ 18,155,812
                                   ========       ============       ==========       ============
CLASS B
Shares sold                          67,504       $  1,272,097           35,303       $    718,657
Shares issued in
  reorganization                          -                  -            9,074            169,591
Reinvestment of distributions        17,344            245,771            4,667             87,520
Less shares repurchased             (35,488)          (606,306)          (3,148)           (59,322)
                                   --------       ------------       ----------       ------------
    Net increase                     49,360       $    911,562           45,896       $    916,446
                                   ========       ============       ==========       ============
CLASS C
Shares sold                          13,550       $    233,626           13,888       $    270,035
Shares issued in
  reorganization                          -                  -           14,985            278,709
Reinvestment of distributions         7,538            106,071              835             15,646
Less shares repurchased             (10,782)          (198,380)          (9,050)          (173,478)
                                   --------       ------------       ----------       ------------
    Net increase                     10,306       $    141,317           20,658       $    390,912
                                   ========       ============       ==========       ============
CLASS R
Shares sold                              19       $        348               10       $        200
Reinvestment of distributions            19                264                -                  -
Less shares repurchased                  (5)              (100)              (9)              (184)
                                   --------       ------------       ----------       ------------
    Net increase                         33       $        512                1       $         16
                                   ========       ============       ==========       ============


22    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                Year Ended    Year Ended  Year Ended (b)  Year Ended    Year Ended
                                                                 12/31/06      12/31/05      12/31/04      12/31/03      12/31/02
CLASS A
Net asset value, beginning of period                             $ 19.22       $ 21.05       $ 28.21       $ 23.87       $ 31.40
                                                                 -------       -------       -------       -------       -------
Net increase (decrease) from investment operations:
 Net investment income (loss)                                    $  0.01       $  0.01       $  0.19       $ (0.05)      $ (0.06)
 Net realized and unrealized gain (loss) on investments             1.11          1.13         (0.13)         5.77         (7.47)
                                                                 -------       -------       -------       -------       -------
  Net increase (decrease) from investment operations             $  1.12       $  1.14       $  0.06       $  5.72       $ (7.53)
Distributions to shareowners:
 Net investment income                                              0.00(a)       0.00(a)      (0.18)            -             -
 Net realized gain                                                 (5.34)        (2.97)        (7.04)        (1.38)            -
                                                                 -------       -------       -------       -------       -------
Net increase (decrease) in net asset value                       $ (4.22)      $ (1.83)      $ (7.16)      $  4.34       $ (7.53)
                                                                 -------       -------       -------       -------       -------
Net asset value, end of period                                   $ 15.00       $ 19.22       $ 21.05       $ 28.21       $ 23.87
                                                                 -------       -------       -------       -------       -------
Total return*                                                       5.93%         5.70%         0.25%        23.97%       (23.98)%
Ratio of net expenses to average net assets+                        1.25%         1.25%         1.25%         1.22%         1.14%
Ratio of net investment income (loss) to average net assets+        0.06%         0.01%         0.58%        (0.01)%       (0.04)%
Portfolio turnover rate                                               21%            3%            6%            3%            4%
Net assets, end of period (in thousands)                         $42,169       $56,040       $40,568       $57,286       $52,528
Ratios with no waiver of management fees by PIM and no
 reduction for fees paid indirectly:
 Net expenses                                                       1.65%         1.59%         1.49%         1.22%         1.14%
 Net investment income (loss)                                       0.34%        (0.35)%        0.34%        (0.01)%       (0.04)%
Ratios with waiver of management fees by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.25%         1.25%         1.25%         1.22%         1.14%
 Net investment income (loss)                                       0.06%         0.01%         0.58%        (0.01)%       (0.04)%

(a) Amount rounds to less than one cent per share.
(b) Effective February 20, 2004 Pioneer Investment Management became the advisor.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended    Year Ended    2/21/04 to
                                                     12/31/06      12/31/05     12/31/04(a)
CLASS B
Net asset value, beginning of period                  $18.69        $20.81        $28.39
                                                      ------        ------        ------
Net increase (decrease) from investment
  operations:
  Net investment loss                                 $(0.11)       $(0.08)       $(0.11)
  Net realized and unrealized gain (loss) on
   investments                                          0.97          0.93         (0.43)
                                                      ------        ------        ------
   Net increase (decrease) from investment
     operations                                       $ 0.86        $ 0.85        $(0.54)
Distributions to shareowners:
  Net realized gain                                    (5.34)        (2.97)        (7.04)
                                                      ------        ------        ------
Net decrease in net asset value                       $(4.48)       $(2.12)       $(7.58)
                                                      ------        ------        ------
Net asset value, end of period                        $14.21        $18.69        $20.81
                                                      ======        ======        ======
Total return*                                           4.69%         4.34%        (1.88)%(b)
Ratio of net expenses to average net assets+            2.39%         2.34%         3.18%**
Ratio of net investment loss to average net
  assets+                                              (1.02)%       (1.02)%       (0.78)%**
Portfolio turnover rate                                   21%            3%            6%
Net assets, end of period (in thousands)              $1,389        $  904        $   52
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                          2.82%         2.67%         3.48%**
  Net investment loss                                   1.44%        (1.35)%       (1.08)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          2.37%         2.33%         3.18%**
  Net investment loss                                  (1.00)%       (1.01)%       (0.78)%**

(a) Class B shares were first publicly offered on February 21, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


24    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended    Year Ended    2/21/04 to
                                                     12/31/06      12/31/05    12/31/04 (a)
CLASS C
Net asset value, beginning of period                  $18.59        $20.69        $28.39
                                                      ------        ------        ------
Net increase (decrease) from investment
  operations:
  Net investment loss                                 $(0.13)       $(0.07)       $(0.09)
  Net realized and unrealized gain (loss) on
   investments                                          0.98          0.94         (0.57)
                                                      ------        ------        ------
   Net increase (decrease) from investment
     operations                                       $ 0.85        $ 0.87        $(0.66)
Distributions to shareowners:
  Net realized gain                                    (5.34)        (2.97)        (7.04)
                                                      ------        ------        ------
Net decrease in net asset value                       $(4.49)       $(2.10)       $(7.70)
                                                      ------        ------        ------
Net asset value, end of period                        $14.10        $18.59        $20.69
                                                      ======        ======        ======
Total return*                                           4.64%         4.44%        (2.30)%(b)
Ratio of net expenses to average net assets+            2.53%         2.32%         3.80%**
Ratio of net investment loss to average net
  assets+                                              (1.20)%       (0.95)%       (1.36)%**
Portfolio turnover rate                                   21%            3%            6%
Net assets, end of period (in thousands)              $  453        $  406        $   24
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                          2.93%         2.66%         4.11%**
  Net investment loss                                  (1.60)%       (1.29)%       (1.68)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          2.51%         2.32%         3.80%**
  Net investment loss                                  (1.18)%       (0.95)%       (1.36)%**

(a) Class C shares were first publicly offered on February 21, 2004.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    25

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                    Year Ended    Year Ended     2/21/04 to
                                                     12/31/06      12/31/05     12/31/04 (a)
CLASS R
Net asset value, beginning of period                  $18.38        $20.55        $28.39
                                                      ------        ------        ------
Net increase (decrease) from investment
  operations:
  Net investment loss                                 $    -        $(0.27)       $(0.45)
  Net realized and unrealized gain (loss) on
   investments                                          1.05          1.07         (0.35)
                                                      ------        ------        ------
   Net increase (decrease) from investment
     operations                                       $ 1.05        $ 0.80        $(0.80)
Distributions to shareowners:
  Net realized gain                                    (5.34)        (2.97)        (7.04)
                                                      ------        ------        ------
Net decrease in net asset value                       $(4.29)       $(2.17)       $(7.84)
                                                      ------        ------        ------
Net asset value, end of period                        $14.09        $18.38        $20.55
                                                      ======        ======        ======
Total return*                                           5.83%         4.24%        (2.81)%(b)
Ratio of net expenses to average net assets+            1.69%         2.78%         4.20%**
Ratio of net investment loss to average net
  assets+                                              (0.34)%       (1.57)%       (1.98)%**
Portfolio turnover rate                                   21%            3%            6%
Net assets, end of period (in thousands)              $    1        $    1        $    1
Ratios with no waiver of management fees by
  PIM and no reduction for fees paid indirectly:
  Net expenses                                         23.42%        17.63%         4.56%**
  Net investment loss                                 (22.07)%      (16.43)%       (2.34)%**
Ratios with waiver of management fees by PIM
  and reduction for fees paid indirectly:
  Net expenses                                          1.36%         2.59%         4.19%**
  Net investment loss                                  (0.01)%       (1.39)%       (1.97)%**

(a) Class R shares were first publicly offered on February 21, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies
Pioneer Growth Leaders Fund (the Fund), formerly known as Pioneer Papp Stock Fund, is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 21, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2006, there were no securities fair valued. Temporary cash investments are valued at amortized cost.

   Dividend income is recorded on the ex-dividend date; Dividend and interest income is recorded on the accrual basis. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

---------------------------------------------------------------
                                   2006           2005
---------------------------------------------------------------
  Distributions paid from:
  Ordinary income              $     9,323     $    2,573
  Long-term capital gain        12,490,926      5,237,795
                               -----------     ----------
   Total                       $12,500,249     $5,240,368
                               ===========     ==========
---------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis as of December 31, 2006.

--------------------------------------------------
                                        2006
--------------------------------------------------
  Undistributed ordinary income     $     7,732
  Undistributed long-term gain        1,522,517
  Unrealized appreciation            22,519,064
                                    -----------
   Total                            $24,049,313
                                    ===========
--------------------------------------------------

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano) earned approximately $2,848 in underwriting commissions on the sale of class A shares during the year ended December 31, 2006.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

   level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

E. Securities Lending

   The fund lends securities in its Portfolio to certain brokers-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. PIM receives a basic fee that is calculated at the annual rate equal to 0.75% of the Fund's average daily net assets up to $1 billion; and 0.70% on assets excess over $1 billion. For the year ended December 31, 2006, the management fee was equivalent to a rate of 0.75% of average daily net assets.

PIM and not the Fund, pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Through December 31, 2006, PIM had agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $82 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3. Transfer Agent

Since the Reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $9,551 in transfer agent fees payable to PIMSS at December 31, 2006.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution for each class of shares, (Class A Plan, Class B Plan, Class C Plan and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $951 in distribution fees payable to PFD at December 31, 2006. The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                               (continued)
--------------------------------------------------------------------------------

certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $5,072 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced by $2,122 under such arrangements.

6. New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

7. Subsequent Event

On September 19, 2006, the Board of Trustees approved the liquidation of the Fund's Class R shares. This liquidation took place on February 1, 2007.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and the Shareowners of Pioneer Growth Leaders Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Leaders Fund, one of the series constituting Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Leaders Fund of the Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
February 21, 2007

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index, considered appropriate by the Independent Trustees for this purpose,
(ii) sales and redemption activity in

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three, five and ten year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose,
(2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purpose and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Subadviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index, considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fifth quintile of the peer group for the three years ended June 30, 2006, the fourth quintile for the five years ended June 30, 2006 and the fourth quintile for the ten years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   discussions with senior management of the Investment Adviser and the Subadviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   effect to expense limitations) for the 12 months ended June 30, 2006 to be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared at future asset levels, in a reasonable manner as the Fund grows in size, between the Investment Adviser and the Fund's shareholders.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                    (continued)
--------------------------------------------------------------------------------

   considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Subadviser
L. Roy Papp & Associates LLP

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Positions Held       Term of Office and
Name, Age and Address      With the Fund        Length of Service
John F. Cogan, Jr. (80)*   Chairman of the      Trustee since 2003.
                           Board, Trustee and   Serves until a
                           President            successor trustee is
                                                elected or earlier
                                                retirement or
                                                removal.

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

                                                                                    Other Directorships Held
Name, Age and Address      Principal Occupation During Past Five Years              by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset   Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman       Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative
                           Investment Management (Bermuda) Limited and
                           affiliated funds; Director of PIOGLOBAL Real Estate
                           Investment Fund (Russia) (until June 2006); Director of
                           Nano-C, Inc. (since 2003); Director of Cole Investment
                           Corporation (since 2004); Director of Fiduciary
                           Counseling, Inc.; President and Director of Pioneer
                           Funds Distributor, Inc. ("PFD") (until May 2006);
                           President of all of the Pioneer Funds; and Of Counsel,
                           Wilmer Cutler Pickering Hale and Dorr LLP (counsel to
                           PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                            Positions Held   Term of Office and
Name, Age and Address       With the Fund    Length of Service
David R. Bock (63)          Trustee          Trustee since 2005.
3050 K. Street NW,                           Serves until a
Washington, DC 20007                         successor trustee
                                             is elected or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)           Trustee          Trustee since 2003.
3509 Woodbine Street,                        Serves until a
Chevy Chase, MD 20815                        successor trustee
                                             is elected or earlier
                                             retirement or
                                             removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Trustee          Trustee since 2003.
1001 Sherbrooke Street                       Serves until a
West, Montreal, Quebec,                      successor trustee
Canada                                       is elected or earlier
H3A1G5                                       retirement or
                                             removal.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name, Age and Address       Principal Occupation During Past Five Years                  by this Trustee
David R. Bock (63)          Senior Vice President and Chief Financial Officer, I-trax,   Director of The
3050 K. Street NW,          Inc. (publicly traded health care services company)          Enterprise Social
Washington, DC 20007        (2001 - present); Managing Partner, Federal City             Investment Company
                            Capital Advisors (boutique merchant bank) (2002 to           (privately-held affordable
                            2004); and Executive Vice President and Chief Financial      housing finance
                            Officer, Pedestal Inc. (internet-based mortgage trading      company); and Director
                            company) (2000 - 2002)                                       of New York Mortgage
                                                                                         Trust (publicly traded
                                                                                         mortgage REIT)
--------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)           President, Bush International (international financial       Director of Brady
3509 Woodbine Street,       advisory firm)                                               Corporation (industrial
Chevy Chase, MD 20815                                                                    identification and
                                                                                         specialty coated
                                                                                         material products
                                                                                         manufacturer); Director
                                                                                         of Briggs & Stratton Co.
                                                                                         (engine manufacturer);
                                                                                         Director of Mortgage
                                                                                         Guaranty Insurance
                                                                                         Corporation; and
                                                                                         Director of UAL
                                                                                         Corporation (airline
                                                                                         holding company)
--------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)   Founding Director, The Winthrop Group, Inc. (consulting      None
1001 Sherbrooke Street      firm); and Desautels Faculty of Management, McGill
West, Montreal, Quebec,     University
Canada
H3A1G5
--------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Term of Office and
Name, Age and Address           With the Fund    Length of Service
Thomas J. Perna (56)            Trustee          Trustee since 2006.
89 Robbins Avenue,                               Serves until a
Berkeley Heights, NJ 07922                       successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Trustee since 2003.
200 State Street, 12th Floor,                    Serves until a
Boston, MA 021098                                successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Trustee since 2003.
One North Adgers Wharf,                          Serves until a
Charleston, SC 29401                             successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
--------------------------------------------------------------------------------

                                                                                           Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years                by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive    Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and        Inc. (technology
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                         products for securities
                                                                                           lending industry)
--------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &    Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                    High Income Fund, Inc.
Boston, MA 021098                                                                          (closed-end investment
                                                                                           company)
--------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private investment   None
One North Adgers Wharf,         firm)
Charleston, SC 29401
--------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Term of Office and
Name and Age                 With the Fund         Length of Service
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal       None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
--------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since July   None
                             2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
--------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and   None
                             Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
--------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and     None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004
--------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting,               None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds
--------------------------------------------------------------------------------------------------------------------

Pioneer Growth Leaders Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                                   Positions Held                  Term of Office and
Name and Age                       With the Fund                   Length of Service
Gary Sullivan (48)                 Assistant Treasurer             Since 2003. Serves
                                                                   at the discretion of
                                                                   the Board
------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)        Assistant Treasurer             Since 2003. Serves
                                                                   at the discretion of
                                                                   the Board
------------------------------------------------------------------------------------------
Terrence J. Cullen (45)            Chief Compliance                Since 2006. Serves
                                   Officer                         at the discretion of
                                                                   the Board
------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Officer
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,                   None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
                              since May 2002
--------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); Pioneer Fund
                              Accounting, Administration and Controllership Services
                              (Fund Accounting Manager from August 1999 to May 2002);
                              and Assistant Treasurer of all of the Pioneer Funds
                              since September 2003
--------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the           None
                              Pioneer Funds since March 2006; Vice President and
                              Senior Counsel of Pioneer since September 2004; and
                              Senior Vice President and Counsel, State Street Research
                              & Management Company (February 1998 to September 2004)
--------------------------------------------------------------------------------------------------------------------
The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.
--------------------------------------------------------------------------------------------------------------------


46
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

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HOW TO CONTACT PIONEER

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our internet e-mail address            ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                            www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------







--------------------------------------------------------------------------------

                                     PIONEER
                                 ---------------
                                     GROWTH
                                  OPPORTUNITIES
                                      FUND


                                     Annual
                                     Report


                                    12/31/06

                              [Logo] PIONEER
                                     Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2

Portfolio Management Discussion                                              4

Portfolio Summary                                                            8

Prices and Distributions                                                     9

Performance Update                                                          10

Comparing Ongoing Fund Expenses                                             14

Schedule of Investments                                                     16

Financial Statements                                                        28

Notes to Financial Statements                                               37

Report of Independent Registered Public Accounting Firm                     46

Factors Considered by the Independent Trustees in Approving
the Management Contract                                                     47

Trustees, Officers and Service Providers                                    52

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Letter

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,

/s/ John F. Cogan

John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Class A shares of the Fund produced a total return of 4.78% at net asset value during the 12-month period ended December 31, 2006, trailing the 13.35% return of the benchmark, the Russell 2000 Growth Index. The Fund also underperformed the 10.31% average return of the 567 funds in the Lipper Small-Cap Growth category.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

In the following interview, Diego Franzin and Peter Wiley, co-managers of Pioneer Growth Opportunities Fund's team, discuss the factors that influenced performance during the 12-month period ended December 31, 2006.

Q:   How would you characterize the investment backdrop in 2006?

A: The past year was very positive for the U.S. stock market in general, and for small-cap stocks in particular. A continued environment of positive economic growth and strong corporate earnings, together with an abundance of liquidity that boosted performance in higher-risk areas of the market, helped small-caps produce their seventh consecutive year of outperformance relative to large-caps. Growth stocks underperformed their value counterparts, however, providing a headwind to Fund returns.

Q:   Why did the Fund underperform?

A: The primary reason for underperformance is that our investment style didn't work well in the momentum-driven environment of the early part of 2006. To review, we begin with a quantitative screen that narrows down the broad investment universe based on a variety of fundamental factors, then we use an intensive research process to select what we believe are the very best stocks from those that the screen shows to be potentially attractive investments. Unfortunately, the types of stocks in which we invest - those with strong growth characteristics and reasonable valuations - underperformed lower-quality issues during the first half of the

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     year. The result was that the Fund's first half return of -0.90% was well behind the 6.07% return of the benchmark.

     At mid-year, we made a handful of disciplined tweaks to the Fund's screens. It is important to note that any changes we make to the screens are not subjective; they are the result of an intensive analysis of the factors driving individual stock performance. This analytical process showed that we should put less of an emphasis on the value components of the screen and place a greater weight on "growth at a reasonable price," or "GARP," factors. These shifts paid off, as the Fund returned 5.73% in the second half of the year, ahead of the 5.21% average return of the funds in the Lipper peer group. As we noted in the June semiannual report to shareholders, quantitative management is an evolutionary process, and we will always be taking steps to improve the way we pick stocks for the Fund.

Q:   What specific holdings helped and hurt performance during the period?

A: We strive to keep the portfolio's sector weightings close to the sector weightings in the Russell 2000 Growth Index benchmark, meaning that performance is driven primarily by our individual stock selection. During 2006, our best-performing stock pick was Skechers USA, which designs and markets branded footwear. The company generated excellent earnings on the strength of better expense management and the growing popularity of "sport fusion" sneakers, and its stock rose 117% for the year. Terex - a diversified global manufacturer of heavy-duty industrial trucks and related products - was the next-best performer, also with a return of 117% for the year. The company delivered four quarters of extremely strong earnings, easily beating expectations in each quarter. Shares of Packeteer, which provides infrastructure systems to improve Internet application performance and better manage bandwidth, surged as a growing customer focus on internet and network security led to a strong rebound in its business. Rounding out the list of top contributors was Serologicals, a global provider of products and technologies for the research and development of biologically-based life science products. The company was acquired by Millipore on July 17 at a premium of 34% over its stock price at the time.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     Turning to detractors from performance, the Fund's worst-performing holding was Merge Technologies, a provider of clinical information systems for health care organizations. The company became subject to an investigation of its accounting and financial disclosure procedures; specifically, its allegedly improper revenue recognition practices. Three senior executives, including the chief executive officer and chief financial officer, resigned. Quanta Capital Holdings was the second-largest detractor. A Bermuda-based insurance company that writes coverage for special classes of risk, Quanta had its credit rating downgraded significantly by the rating agency A.M. Best due to an unexpected widening in the magnitude of its losses. Also weighing on the Fund's return was its position in CV Therapeutics, a biotechnology firm whose major product, Ranexa (a treatment for chronic angina), proved to be only marginally effective. Finally, a holding in Escala Group, which has trading and business operations in the various collectibles markets, lost substantial ground. Spanish authorities raided the offices of five directors of Escala's parent company on suspicions of fraud. All four stocks were eliminated from the portfolio.

Q:   Do you have any closing thoughts for investors?

A: We believe opportunities for individual stock selection will be plentiful in the year ahead. Energy costs will likely be lower in 2007 compared with the past year, which is good both for consumers and the economy as a whole. In addition, we think the headwinds of rising interest rates and housing market weakness will likely to be less of an issue. Still, we doubt that it will be easy to make money simply by placing broad sector "bets." Instead, we expect that individual stock selection will prove critical.

     We believe growth stocks, in particular, should offer fertile ground for stock pickers such as ourselves. The growth style has underperformed value every year since 2000, the longest stretch of underperformance since measurement of the two styles began. The result is that "value" stocks, as a group, are actually more expensive than growth stocks. We believe that the potential for mean reversion will be a positive for the types of stocks in which we invest. Areas in which we will be looking for opportunities include energy, consumer stocks, software, and health care. Within health care, we see biotechnology as an area of opportunity. The pipeline of new drugs for the large pharmaceutical

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     companies is limited, and they will need to fill these pipelines either through acquisitions or partnerships - a positive for the biotech companies that can solve this problem.

     Going forward, we will continue to focus on individual stock selection. We are not pleased with the Fund's performance during the past year, and we will be making every effort to continue to improve our rankings through ongoing refinements to our investment process.


Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following was represented by a pie chart in the printed material.]

U.S. Common Stocks                                                      88.0%
Temporary Cash Investments                                              10.8%
Depositary Receipts for International Stocks                             0.7%
International Common Stocks                                              0.5%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)

[The following was represented by a pie chart in the printed material.]

Information Technology                                                  27.0%
Industrials                                                             19.0%
Health Care                                                             17.2%
Consumer Discretionary                                                  14.4%
Financials                                                               9.4%
Energy                                                                   5.4%
Materials                                                                3.5%
Consumer Staples                                                         3.0%
Telecommunication Services                                               0.6%
Utilities                                                                0.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    Central Garden & Pet Co.           1.11%
 2.    Advanced Magnetics, Inc.           1.07
 3.    AMN Healthcare Services            1.07
 4.    Bottomline Technologies, Inc.      1.07
 5.    Merit Medical Systems, Inc.        1.06
 6.    Tredegar Corp.                     1.04
 7.    Sonic Solutions                    1.04
 8.    Terex Corp.                        1.03
 9.    Hologic, Inc.                      1.02
10.    Stage Stores, Inc.                 1.02

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

Net Asset Value Per Share
--------------------------------------------------------------------------------

 Class        12/31/06     12/31/05
-------      ----------   ---------
   A           $28.81       $31.16
   B           $26.19       $28.94
   C           $26.32       $29.01
   Y           $29.05       $31.19

   Class      12/10/06     12/31/05
------------ ----------   ---------
  Investor     $30.20       $31.80

Distributions Per Share
--------------------------------------------------------------------------------

                       1/1/06 - 12/31/06
        -----------------------------------------------
         Net Investment     Short-Term      Long-Term
 Class       Income       Capital Gains   Capital Gains
------- ---------------- --------------- --------------
   A      $    -           $    -            $3.7842
   B      $    -           $    -            $3.7842
   C      $    -           $    -            $3.7842
   Y      $    -           $    -            $3.7842

                            1/1/06 - 12/10/06
             -----------------------------------------------
              Net Investment     Short-Term      Long-Term
   Class         Income       Capital Gains   Capital Gains
------------ ---------------- --------------- --------------
  Investor      $   -           $   -             $3.7842

--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2000 Growth Index measures the performance of U.S. small-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, charges or expenses. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-14.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund at public offering price, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2006)
                                                Public
                                Net Asset      Offering
Period                         Value (NAV)    Price (POP)
10 Years                          8.46%          7.84%
5 Years                           3.90           2.68
1 Year                            4.78          -1.25
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                 Gross            Net
                                  1.26%          1.26%

[The following data was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

            Pioneer Growth   Russell 2000
           Opportunity Fund  Growth Index
12/96            9450           10000
                14136           11295
12/98           14768           11433
                15126           16360
12/00           14442           12691
                17570           11520
12/02           11060            8034
                15889           11933
12/04           19421           13641
                20307           14207
12/06           21278           16103

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class A shares of the Fund is the performance of the predecessor fund's Class A, Class B and Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
Period                             Held       Redeemed
10 Years                           7.59%        7.59%
5 Years                            3.02         3.02
1 Year                             3.74         0.12
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                  Gross         Net
                                   2.37%        2.37%

[The following data was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

            Pioneer Growth   Russell 2000
           Opportunity Fund  Growth Index
12/96           10000           10000
                14870           11295
12/98           15372           11433
                15621           16360
12/00           14825           12691
                17905           11520
12/02           11185            8034
                15954           11933
12/04           19338           13641
                20030           14207
12/06           20780           16103

--------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Class B shares reflect the deduction of the maximum applicable contingent deferred sales charge (CDSC). The maximum CDSC is 4.0% and declines over three years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class B shares of the Fund is the performance of the predecessor fund's Class B shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                             CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
Period                             Held       Redeemed
Life-of-Class
(4/30/00)                         3.91%         3.91%
5 Years                           3.13          3.13
1 Year                            3.93          3.93
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                 Gross          Net
                                  2.02%         2.02%

[The following data was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

            Pioneer Growth   Russell 2000
           Opportunity Fund  Growth Index
4/00            10000           10000
                 9173            7895
12/01           11075            7167
                 6924            4998
12/03            9876            7424
                11971            8486
                12429            8839
12/06           12918           10018

-------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of Class C shares of the Fund is the performance of the predecessor fund's Class C shares, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                              CLASS Y SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Growth Opportunities Fund, compared to that of the Russell 2000 Growth Index.

Average Annual Total Returns
(As of December 31, 2006)
                                    If           If
Period                             Held       Redeemed
10 Years                           8.54%         8.54%
5 Years                            4.06          4.06
1 Year                             5.46          5.46
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                                  Gross           Net
                                   0.78%         0.78%

[The following data was represented by a mountain chart in the printed material.]

Value of a $10,000 Investment

            Pioneer Growth   Russell 2000
           Opportunity Fund  Growth Index
12/96           10000           10000
                14961           11295
12/98           15629           11433
                16009           16360
12/00           15284           12691
                18595           11520
12/02           11705            8034
                16816           11933
12/04           20554           13641
                21513           14207
12/06           22687           16103

-------------------------------

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class A shares are used as a proxy through September 23, 2005 the inception date of Class Y shares. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors.

The performance of Class Y shares is the performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in any applicable sales charges (but not differences in expenses, including Rule 12b-1 fees). This adjustment has the effect of reducing the previously reported performance of predecessor fund. Pioneer Growth Opportunities Fund was created through the reorganization of predecessor Safeco funds on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds and can be rescinded at any time. See the prospectus and financial statements for complete details.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on actual returns from July 1, 2006 through December 31, 2006.**

Share Class                     A              B              C          Investor           Y
---------------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06

Ending Account Value        $1,057.32      $1,051.92      $1,052.03      $1,079.93      $1,061.39
On 12/31/06**

Expenses Paid               $    6.64      $   12.31      $   11.69      $    4.18      $    3.64
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, 2.38%, 2.26%, 0.90% and 0.70% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares).

**   12/10/06 for Investor Class shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Growth Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from July 1, 2006 through December 31, 2006.**



Share Class                     A              B              C          Investor           Y
---------------------------------------------------------------------------------------------------
Beginning Account Value     $1,000.00      $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06

Ending Account Value         1,018.75      $1,013.21      $1,013.81      $1,018.31      $1,021.68
On 12/31/06**

Expenses Paid               $    6.51      $   12.08      $   11.47      $    4.06      $    3.57
During Period*

* Expenses are equal to the Fund's annualized expense ratio of 1.28%, 2.38%, 2.26%, 0.90% and 0.70% for Class A, Class B, Class C, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class shares).

**   12/10/06 for Investor Class shares.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

  Shares                                                 Value
              COMMON STOCK - 99.9%
              Energy - 5.4%
              Coal & Consumable Fuels - 0.4%
 155,500      Alpha Natural Resources Inc.*       $  2,212,765
                                                  ------------
              Oil & Gas Drilling - 2.1%
 633,900      Grey Wolf Inc.*                     $  4,348,554
 339,900      Parker Drilling Co.*                   2,776,983
 159,700      Pride International, Inc.*             4,792,597
                                                  ------------
                                                  $ 11,918,134
                                                  ------------
              Oil & Gas Equipment & Services - 1.4%
 118,300      Dresser-Rand Group, Inc.*           $  2,894,801
 139,100      Hornbeck Offshore Services*            4,965,870
                                                  ------------
                                                  $  7,860,671
                                                  ------------
              Oil & Gas Exploration & Production - 1.0%
  91,600      Comstock Resources, Inc.*           $  2,845,096
  64,700      Newfield Exploration Co.*              2,972,965
                                                  ------------
                                                  $  5,818,061
                                                  ------------
              Oil & Gas Storage & Transportation - 0.5%
  56,100      Energy Transfer Partners L.P.       $  3,035,010
                                                  ------------
              Total Energy                        $ 30,844,641
                                                  ------------
              Materials - 3.5%
              Construction Materials - 2.2%
  93,100      Florida Rock Industries, Inc.       $  4,007,955
 109,700      Headwaters, Inc.* (b)                  2,628,412
  23,200      Martin Marietta Materials, Inc.        2,410,712
  52,800      Texas Industries, Inc. (b)             3,391,344
                                                  ------------
                                                  $ 12,438,423
                                                  ------------
              Diversified Chemical - 0.3%
  83,500      Hercules, Inc.*                     $  1,612,385
                                                  ------------
              Precious Metals & Minerals - 0.5%
 415,400      Helca Mining Co.*                   $  3,181,964
                                                  ------------
              Steel - 0.5%
  56,800      Cleveland-Cliffs, Inc. (b)          $  2,751,392
                                                  ------------
              Total Materials                     $ 19,984,164
                                                  ------------

16   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                         Value
              Capital Goods - 12.3%
              Aerospace & Defense - 2.5%
  43,900      Ceradyne, Inc.*                             $  2,480,350
  78,000      DRS Technologies, Inc.                         4,109,040
 124,200      Moog, Inc.*                                    4,743,198
  80,200      Teledyne Technologies, Inc.*                   3,218,426
                                                          ------------
                                                          $ 14,551,014
                                                          ------------
              Building Products - 1.2%
  96,900      Lennox International, Inc.                  $  2,966,109
  76,100      NCI Building Systems, Inc*                     3,938,175
                                                          ------------
                                                          $  6,904,284
                                                          ------------
              Construction & Farm Machinery & Heavy Trucks - 2.1%
  90,900      Terex Corp.*                                $  5,870,322
  78,900      Trinity Industries, Inc.                       2,777,280
 217,300      Wabash National Corp.                          3,281,230
                                                          ------------
                                                          $ 11,928,832
                                                          ------------
              Electrical Component & Equipment - 2.6%
 112,000      Lamson & Sessions Co.* (b)                     2,717,120
 654,100      Power-One, Inc.*                            $  4,761,848
  58,200      Regal-Beloit Corp.                             3,056,082
  93,900      Thomas & Betts Corp.*                          4,439,592
                                                          ------------
                                                          $ 14,974,642
                                                          ------------
              Industrial Conglomerates - 2.0%
 254,700      Cardiome Pharma Corp.*                      $  2,839,905
 263,800      Tredegar Corp.                                 5,964,518
  86,500      Walter Industries, Inc.*                       2,339,825
                                                          ------------
                                                          $ 11,144,248
                                                          ------------
              Industrial Machinery - 1.9%
 109,800      Crane Co.                                   $  4,023,072
  74,500      Gardner Denver, Inc.*                          2,779,595
  89,600      Idex Corp.                                     4,247,936
       -      Mueller Water Products, Inc. (Class B)*                1
                                                          ------------
                                                          $ 11,050,604
                                                          ------------
              Total Capital Goods                         $ 70,553,624
                                                          ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
              Commercial Services & Supplies - 3.9%
              Commercial Printing - 0.4%
 121,400      Cenevo, Inc.*                                 $  2,573,680
                                                            ------------
              Diversified Commercial Services - 0.6%
  86,900      School Specialty, Inc.*                       $  3,257,881
                                                            ------------
              Human Resource & Employment Services - 1.5%
  45,100      Administaff, Inc.                             $  1,928,927
 183,500      Labor Ready, Inc.*                               3,363,555
  43,900      Manpower, Inc.                                   3,289,427
                                                            ------------
                                                            $  8,581,909
                                                            ------------
              Office Services & Supplies - 1.4%
 256,000      Ikon Office Solutions, Inc.                   $  4,190,720
  79,700      United Stationers, Inc.*                         3,721,193
                                                            ------------
                                                            $  7,911,913
                                                            ------------
              Total Commercial Services & Supplies          $ 22,325,383
                                                            ------------
              Transportation - 2.8%
              Airlines - 2.3%
 124,300      Alaska Air Group, Inc.*                       $  4,909,850
 139,500      Continental Airlines, Inc. (Class B)* (b)        5,754,375
 304,300      ExpressJet Holdings, Inc.*                       2,464,830
                                                            ------------
                                                            $ 13,129,055
                                                            ------------
              Trucking - 0.5%
  90,200      Laidlaw International, Inc.                   $  2,744,786
                                                            ------------
              Total Transportation                          $ 15,873,841
                                                            ------------
              Consumer Durables & Apparel - 5.8%
              Apparel, Accessories & Luxury Goods - 1.8%
 122,900      Carter's, Inc.*                               $  3,133,950
 115,900      Phillips-Van Heusen                              5,814,703
  60,500      The Warnaco Group, Inc.*                         1,535,490
                                                            ------------
                                                            $ 10,484,143
                                                            ------------

18   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------


  Shares                                                       Value
              Footwear - 2.7%
  58,500      K-Swiss, Inc.                             $  1,798,290
 167,700      Skechers U.S.A.*                             5,586,087
  78,700      Steven Madden, Ltd.                          2,761,583
 191,000      Wolverine World Wide, Inc.                   5,447,320
                                                        ------------
                                                        $ 15,593,280
                                                        ------------
              Housewares & Specialties - 0.6%
  91,900      Jarden Corp.* (b)                         $  3,197,201
                                                        ------------
              Leisure Products - 0.7%
 154,900      Marvel Entertainment, Inc.* (b)           $  4,168,359
                                                        ------------
              Total Consumer Durables & Apparel         $ 33,442,983
                                                        ------------
              Consumer Services - 3.7%
              Casinos & Gaming - 1.7%
 167,800      Monarch Casino & Resort, Inc.*            $  4,007,064
 192,000      Scientific Games Corp.*                      5,804,160
                                                        ------------
                                                        $  9,811,224
                                                        ------------
              Education Services - 0.5%
 101,000      DeVry, Inc.                               $  2,828,000
                                                        ------------
              Hotels, Resorts & Cruise Lines - 0.6%
 105,900      Ambassadors Group, Inc.                   $  3,214,065
                                                        ------------
              Restaurants - 0.9%
 154,700      Rare Hospitality International, Inc.*     $  5,094,271
                                                        ------------
              Total Consumer Services                   $ 20,947,560
                                                        ------------
              Media - 0.5%
              Publishing - 0.5%
  67,200      Morningstar, Inc.*                        $  3,027,360
                                                        ------------
              Total Media                               $  3,027,360
                                                        ------------
              Retailing - 4.4%
              Apparel Retail - 3.6%
 243,200      Bebe Stores, Inc. (b)                     $  4,812,928
  89,600      Charlotte Russe, Inc.*                       2,755,200
 355,400      New York & Co., Inc.*                        4,648,632
 191,350      Stage Stores, Inc.                           5,815,127

The accompanying notes are an integral part of these financial statements.   19

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
              Apparel Retail - (continued)
 108,300      The Dress Barn, Inc.* (b)               $  2,526,639
                                                      ------------
                                                      $ 20,558,526
                                                      ------------
              Internet Retail - 0.8%
  44,100      NutriSystem, Inc.* (b)                  $  2,795,499
  39,600      Priceline.com, Inc.* (b)                   1,726,956
                                                      ------------
                                                      $  4,522,455
                                                      ------------
              Total Retailing                         $ 25,080,981
                                                      ------------
              Food & Drug Retailing - 0.5%
              Food Retail - 0.5%
 132,400      Alimentation Couche-Tard, Inc.          $  2,894,492
                                                      ------------
              Total Food & Drug Retailing             $  2,894,492
                                                      ------------
              Food, Beverage & Tobacco - 0.6%
              Tobacco - 0.6%
  48,800      Loews Corp. Carolina Group*             $  3,158,336
                                                      ------------
              Total Food, Beverage & Tobacco          $  3,158,336
                                                      ------------
              Household & Personal Products - 2.0%
              Household Products - 1.1%
 130,600      Central Garden & Pet Co.*               $  6,323,652
                                                      ------------
              Personal Products - 0.9%
 343,900      Playtex Products, Inc.*                 $  4,948,721
                                                      ------------
              Total Household & Personal Products     $ 11,272,373
                                                      ------------
              Health Care Equipment & Services - 11.0%
              Health Care Distributors - 4.4%
 119,500      PSS World Medical, Inc.*                $  2,333,835
                                                      ------------
              Health Care Equipment - 4.7%
 143,300      Adeza Biomedical Corp.*                 $  2,136,603
  88,300      Conceptus, Inc.*                           1,879,907
  97,300      Edwards Lifesciences Group*                4,576,992
 123,100      Hologic, Inc.*                             5,820,168
 161,300      IntraLase Corp.*                           3,609,894
 395,700      NMT Medical, Inc.* (b)                     5,353,821
 196,800      Thoratec Corp.*                            3,459,744
                                                      ------------
                                                      $ 26,837,129
                                                      ------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                        Value
              Health Care Facilities - 1.5%
  98,100      Psychiatric Solution, Inc.*                $  3,680,712
 148,400      VCA Antech, Inc.*                             4,776,996
                                                         ------------
                                                         $  8,457,708
                                                         ------------
              Health Care Services - 1.8%
 221,700      AMN Healthcare Services*                   $  6,105,618
 125,100      Inventive Health, Inc.*                       4,422,285
                                                         ------------
                                                         $ 10,527,903
                                                         ------------
              Health Care Supplies - 1.1%
 382,900      Merit Medical Systems, Inc.*               $  6,065,136
                                                         ------------
              Health Care Technology - 0.8%
 162,600      Allscripts, Inc.* (b)                      $  4,388,574
                                                         ------------
              Managed Health Care - 0.7%
  61,400      WellCare Health Plans, Inc.* (b)           $  4,230,460
                                                         ------------
              Total Health Care Equipment & Services     $ 62,840,745
                                                         ------------
              Pharmaceuticals & Biotechnology - 6.2%
              Biotechnology - 3.7%
 264,000      Array Biopharma, Inc.*                     $  3,410,880
 283,800      BioMarin Pharmaceutical, Inc.*                4,651,482
 291,000      Cubist Pharmaceuticals, Inc.* (b)             5,270,010
 138,200      Regeneron Pharmaceuticals, Inc.*              2,773,674
 141,519      Vertex Pharmaceuticals, Inc.*                 5,295,641
                                                         ------------
                                                         $ 21,401,687
                                                         ------------
              Life Sciences Tools & Services - 1.1%
 102,500      Advanced Magnetics, Inc.*                  $  6,121,300
                                                         ------------
              Pharmaceuticals - 1.4%
 122,400      Sciele Pharma, Inc.*                       $  2,937,600
 345,500      ViroPharma, Inc.*                             5,058,120
                                                         ------------
                                                         $  7,995,720
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $ 35,518,707
                                                         ------------

The accompanying notes are an integral part of these financial statements.   21

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                     Value
              Banks - 2.3%
              Regional Banks - 1.7%
 136,500      Hansen Natural Corp.* (b)               $  4,597,320
 172,513      Southwest Bancorp, Inc.                    4,806,212
                                                      ------------
                                                      $  9,403,532
                                                      ------------
              Thrifts & Mortgage Finance - 0.6%
 178,500      Franklin Bank Corp.*                    $  3,666,390
                                                      ------------
              Total Banks                             $ 13,069,922
                                                      ------------
              Diversified Financials - 3.2%
              Asset Management & Custody Banks - 1.5%
 202,574      Apollo Investment Corp.                 $  4,537,658
 158,000      Waddell & Reed Financial, Inc.             4,322,880
                                                      ------------
                                                      $  8,860,538
                                                      ------------
              Consumer Finance - 0.8%
  23,500      Advanta Corp. (Class B)                 $  1,025,305
  74,400      World Acceptance Corp.*                    3,493,080
                                                      ------------
                                                      $  4,518,385
                                                      ------------
              Investment Banking & Brokerage - 0.9%
  48,700      A.G. Edwards, Inc.                      $  3,082,223
 131,500      TradeStation Group, Inc.*                  1,808,125
                                                      ------------
                                                      $  4,890,348
                                                      ------------
              Total Diversified Financials            $ 18,269,271
                                                      ------------
              Insurance - 2.0%
              Property & Casualty Insurance - 0.4%
  96,900      Assured Guaranty, Ltd.                  $  2,577,540
                                                      ------------
              Reinsurance - 1.6%
 153,400      IPC Holdings, Ltd.                      $  4,824,430
 135,400      Platinum Underwriter Holdings, Ltd.        4,189,276
                                                      ------------
                                                      $  9,013,706
                                                      ------------
              Total Insurance                         $ 11,591,246
                                                      ------------

22    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                     Value
              Real Estate - 1.8%
              Mortgage Real Estate Investment Trusts - 1.8%
 347,800      Annaly Capital Management, Inc.         $  4,837,898
 338,700      Deerfield Triarc Capital Corp.             5,734,191
                                                      ------------
                                                      $ 10,572,089
                                                      ------------
              Total Real Estate                       $ 10,572,089
                                                      ------------
              Software & Services - 15.0%
              Application Software - 0.6%
 205,100      Altiris, Inc.*                          $  5,205,438
  72,400      Ansys, Inc.*                               3,148,676
 532,290      Bottomline Technologies, Inc.*             6,094,721
 148,400      Jack Henry & Associates, Inc.              3,175,760
  40,700      MicroStrategy, Inc.*                       4,640,207
 300,100      Quest Software, Inc.*                      4,396,465
 364,700      Sonic Solutions* (b)                       5,944,610
 194,700      Tibco Software, Inc.*                      1,837,968
                                                      ------------
                                                      $ 34,443,845
                                                      ------------
              Data Processing & Outsourced Services - 0.9%
 170,900      eFunds Corp.*                           $  4,699,750
                                                      ------------
              Internet Software & Services - 5.3%
 113,700      Digital Insight Corp.*                  $  4,376,313
  90,100      Digital River, Inc.*                       5,026,679
  80,600      Infospace, Inc.*                           1,653,106
 207,500      J2 Global Communications, Inc.* (b)        5,654,375
 380,500      RealNetworks, Inc.*                        4,162,670
 469,700      Sonicwall, Inc.*                           3,954,874
 159,200      WebEx Communications, Inc.* (b)            5,554,488
                                                      ------------
                                                      $ 30,382,505
                                                      ------------
              IT Consulting & Other Services - 1.1%
 158,200      Acxiom Corp.                            $  4,057,830
  83,300      Forrester Research, Inc.*                  2,258,263
                                                      ------------
                                                      $  6,316,093
                                                      ------------

The accompanying notes are an integral part of these financial statements.   23

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                       Value
              Systems Software - 1.7%
 115,500      Macrovision Corp.*                        $  3,264,030
  58,756      Micros Systems, Inc.*                        3,096,441
 122,400      Progress Software Corp.*                     3,418,632
                                                        ------------
                                                        $  9,779,103
                                                        ------------
              Total Software & Services                 $ 85,621,296
                                                        ------------
              Technology Hardware & Equipment - 6.4%
              Communications Equipment - 2.3%
 101,500      CommScope, Inc.*                          $  3,093,720
  50,500      Comtech Telecommunications*                  1,922,535
 119,800      NETGEAR, Inc.*                               3,144,750
 349,700      Packeteer, Inc.*                             4,755,920
                                                        ------------
                                                        $ 12,916,925
                                                        ------------
              Computer Hardware - 1.4%
 148,100      Avid Technology, Inc.* (b)                $  5,518,206
  53,100      Diebold, Inc.                                2,474,460
                                                        ------------
                                                        $  7,992,666
                                                        ------------
              Electronic Manufacturing Services - 1.0%
 146,700      Plexus Corp.*                             $  3,503,196
 205,000      TTM Technologies, Inc.*                      2,322,650
                                                        ------------
                                                        $  5,825,846
                                                        ------------
              Technology Distributors - 1.7%
 208,100      Avnet, Inc.*                              $  5,312,793
 149,000      Scansource, Inc.*                            4,529,600
                                                        ------------
                                                        $  9,842,393
                                                        ------------
              Total Technology Hardware & Equipment     $ 36,577,830
                                                        ------------
              Semiconductors - 5.6%
              Semiconductor Equipment - 2.5%
 226,500      Advanced Energy Industries, Inc.*         $  4,274,055
 404,200      Emcore Corp. (b)                             2,235,226
 181,800      MKS Instruments, Inc.*                       4,105,044
 228,500      Photronics, Inc.*                            3,733,690
                                                        ------------
                                                        $ 14,348,015
                                                        ------------

24    The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                           Value
              Semiconductors - 3.1%
 186,500      AMIS Holdings, Inc.*                          $  1,971,305
 356,200      Amkor Technology, Inc.* (b)                      3,326,908
 121,900      Atheros Communications* (b)                      2,598,908
 195,600      IXYS Corp.*                                      1,740,840
 400,800      SGC Holding Corp.* (b)                           3,034,056
 171,500      Silicon Image, Inc.*                             2,181,480
  77,800      Silicon Laboratories, Inc.*                      2,695,770
                                                            ------------
                                                            $ 17,549,267
                                                            ------------
              Total Semiconductors                          $ 31,897,282
                                                            ------------
              Telecommunication Services - 0.6%
              Integrated Telecom Services - 0.6%
 210,800      Alaska Communications Systems Group, Inc.     $  3,202,052
                                                            ------------
              Total Telecommunication Services              $  3,202,052
                                                            ------------
              Utilities - 0.5%
              Gas Utilities - 0.5%
  81,300      Suburban Propane Properties LP* (b)           $  3,090,213
                                                            ------------
              Total Utilities                               $  3,090,213
                                                            ------------
              TOTAL COMMON STOCK
              (Cost $490,131,210)                           $571,656,391
                                                            ------------
              RIGHTS/WARRANTS - 0.0%
              Health Care Equipment & Services - 0.0%
              Health Care Facilities - 0.0%
 260,000      Lifepoint Warrants, Exp. 4/1/07*              $          -
 156,000      Lifepoint Warrants, Exp. 7/21/07*                        -
                                                            ------------
              Total Health Care Equipment & Services        $          -
                                                            ------------
              Pharmaceuticals & Biotechnology - 0.0%
              Biotechnology - 0.0%
 450,000      Photomedex Warrants, Exp. 6/13/07*            $          -
                                                            ------------
              Total Pharmaceuticals & Biotechnology
              TOTAL RIGHTS/WARRANTS
              (Cost $0)                                     $          -
                                                            ------------

The accompanying notes are an integral part of these financial statements.   25

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

      Shares                                                        Value
               TEMPORARY CASH INVESTMENTS - 12.1%
               Security Lending Collateral - 12.1%
69,180,813     Securities Lending Investment Fund, 5.26%     $ 69,180,813
                                                             ------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $69,180,813)                            $ 69,180,813
                                                             ------------
               TOTAL INVESTMENT IN SECURITIES - 112.0%
               (Cost $559,312,023) (a)                       $640,837,204
                                                             ------------
               OTHER ASSETS AND LIABILITIES - (12.0)%        $(68,767,766)
                                                             ------------
               TOTAL NET ASSETS - 100.0%                     $572,069,438
                                                             ============

26   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income producing security.

(a)  At December 31, 2006, the net unrealized gain on investments based on cost for federal income tax purposes of $560,106,506 was as follows:
     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                                               $92,951,847
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                                               (12,221,149)
                                                                                             -----------
     Net unrealized gain                                                                     $80,730,698
                                                                                             ===========
(b)  At December 31, 2006, the following securities were out on loan:


      Shares     Security Market                                Value
     160,439     Allscripts, Inc.                         $ 4,330,249
     274,526     Amkor Technology, Inc.                     2,564,073
      42,400     Atheros Communications                       903,968
     146,587     Avid Technology, Inc.                      5,461,831
      35,916     Bebe Stores, Inc.                            710,778
      40,258     Cleveland Cliffs, Inc.                     1,950,098
      76,066     Continental Airlines, Inc. (Class B)       3,137,723
     101,285     Cubist Pharmaceuticals, Inc.               1,834,271
     399,793     Emcore Corp.                               2,210,855
      86,463     Hansen Natural Corp.                       2,912,074
     107,229     Headwater, Inc.                            2,569,207
     204,880     J2 Global Communications, Inc.*            5,582,980
      90,961     Jarden Corp.                               3,164,533
     110,756     Lamson & Sessions Co.                      2,686,941
     119,000     Marvel Entertainment, Inc.                 3,202,290
      21,238     NMT Medical Inc.                             287,350
      43,649     NutriSystem, Inc.                          2,766,910
      39,095     Priceline.com, Inc.                        1,704,933
     252,198     SGC Holding Corp.                          1,909,139
     250,707     Sonic Solutions*                           4,086,524
      75,987     Suburban Propane Partners LP               2,888,266
      51,361     Texas Industries, Inc.                     3,298,917
      97,519     The Dress Barn, Inc.                       2,275,118
       9,500     WebEx Communication, Inc.*                   331,455
      55,080     Wellcare Health Plans, Inc.                3,795,012
                                                          -----------
                 Total                                    $66,565,495
                                                          ===========

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2006 aggregated $631,367,816 and $771,769,002, respectively.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $66,565,495) (cost $559,312,023)                           $640,837,204
  Receivables -
    Investment securities sold                                    4,099,779
    Fund shares sold                                                267,902
    Dividends, interest and foreign taxes withheld                  356,326
  Other                                                               8,663
                                                               ------------
     Total assets                                              $645,569,874
                                                               ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                                    $  1,182,846
    Upon return of securities loaned                             69,180,813
  Due to bank                                                     2,862,172
  Due to affiliates                                                 136,786
  Accrued expenses                                                  137,819
                                                               ------------
     Total liabilities                                         $ 73,500,436
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $496,629,276
  Distributions in excess of net investment income                  (21,977)
  Accumulated net realized loss on investments                   (6,063,042)
  Net unrealized gain on investments                             81,525,181
                                                               ------------
     Total net assets                                          $572,069,438
                                                               ============
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $428,128,164/14,858,273 shares)            $      28.81
                                                               ============
  Class B (based on $3,145,292/120,099 shares)                 $      26.19
                                                               ============
  Class C (based on $1,380,839/52,472 shares)                  $      26.32
                                                               ============
  Class Y (based on $139,415,143/4,798,335 shares)             $      29.05
                                                               ============
MAXIMUM OFFERING PRICE:
  Class A ($28.81 [divided by] 94.25%)                         $      30.57
                                                               ============

28   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $3,582)      $3,779,105
  Interest                                                    521,490
  Income from securities loaned, net                          430,984
                                                           -----------
     Total investment income                                                 $  4,731,579
                                                                             ------------
EXPENSES:
  Management fees                                          $4,227,612
  Transfer agent fees and expenses
    Class A                                                   258,767
    Class B                                                    23,943
    Class C                                                     6,959
    Investor Class                                            698,130
    Class Y                                                    10,087
  Distribution fees
    Class A                                                   187,781
    Class B                                                    34,820
    Class C                                                    12,521
  Administrative reimbursements                               133,839
  Custodian fees                                               45,064
  Registration fees                                             8,962
  Professional fees                                           105,344
  Printing expense                                             53,224
  Fees and expenses of nonaffiliated trustees                  14,223
  Miscellaneous                                                39,652
                                                           -----------
     Total expenses                                                          $  5,860,928
     Less fees paid indirectly                                                    (28,030)
                                                                             ------------
     Net expenses                                                            $  5,832,898
                                                                             ------------
       Net investment loss                                                   $ (1,101,319)
                                                                             ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
    Investments                                            $77,668,203
    Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies        (21,977)       $ 77,646,226
                                                           -----------       ------------
  Change in net unrealized loss on investments                               $(43,034,425)
                                                                             ------------
    Net gain on investments and foreign currency
     transactions                                                            $ 34,611,801
                                                                             ------------
    Net increase in net assets resulting from operations                     $ 33,510,482
                                                                             ============

The accompanying notes are an integral part of these financial statements.   29

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively

                                                            Year                Year
                                                            Ended               Ended
                                                          12/31/06            12/31/05
FROM OPERATIONS:
Net investment loss                                  $  (1,101,319)       $ (1,120,450)
Net realized gain on investments and foreign
  currency transactions                                 77,646,226         149,730,921
Change in net unrealized loss on investments           (43,034,425)       (122,771,520)
                                                     -------------        ------------
    Net increase in net assets resulting
     from operations                                 $  33,510,482        $ 25,838,951
                                                     -------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
    Class A ($3.78 and $0.00 per
     share, respectively)                            $  (7,182,866)       $          -
    Class B ($3.78 and $0.00 per
     share, respectively)                                 (415,720)                  -
    Class C ($3.78 and $0.00 per
     share, respectively)                                 (174,058)                  -
    Investor Class ($3.78 and $0.00 per
     share, respectively)                              (42,544,721)                  -
    Class Y ($3.78 and $0.00 per
     share, respectively)                              (21,794,728)                  -
                                                     -------------        ------------
     Total distributions to shareowners              $ (72,112,093)       $          -
                                                     -------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $  71,878,352        $ 54,335,475
Shares issued in reorganization                                  -         256,854,511
Reinvestment of distributions                           57,781,540                   -
Cost of shares repurchased                            (210,550,981)       (162,450,415)
                                                     -------------        ------------
    Net increase (decrease) in net assets
     resulting from fund share transactions          $ (80,891,089)       $148,739,571
                                                     -------------        ------------
    Net increase (decrease) in net assets            $(119,492,700)       $174,578,522
NET ASSETS:
Beginning of year                                      691,562,138         516,983,616
                                                     -------------        ------------
End of year                                          $ 572,069,438        $691,562,138
                                                     =============        ============
Distributions in excess of net investment income     $     (21,977)       $          -
                                                     =============        ============

30   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   '06 Shares        '06 Amount        '05 Shares      '05 Amount
CLASS A
Shares sold                            982,457     $   31,205,132       1,028,258    $  30,304,645
Shares issued in
  reorganization                             -                  -         276,936        8,441,014
Shares converted from
  Investor Class                    12,876,061        378,169,921               -                -
Reinvestment of distributions          247,904          7,040,035               -                -
Less shares repurchased               (949,051)       (29,396,411)       (383,761)     (11,269,406)
                                    ----------     --------------       ---------    -------------
    Net increase                    13,157,371     $  387,018,677         921,433    $  27,476,253
                                    ==========     ==============       =========    =============
CLASS B
Shares sold                             45,670     $    1,375,490          45,107    $   1,252,495
Shares issued in
  reorganization                             -                  -          83,163        2,361,828
Reinvestment of distributions           14,825            383,225               -                -
Less shares repurchased                (61,436)        (1,789,640)         (7,599)        (215,349)
                                    ----------     --------------       ---------    -------------
    Net increase (decrease)               (941)    $      (30,925)        120,671    $   3,398,974
                                    ==========     ==============       =========    =============
CLASS C
Shares sold                             28,067     $      843,402          34,354    $     959,848
Reinvestment of distributions            6,403            166,483               -                -
Less shares repurchased                (12,579)          (360,654)         (4,142)        (116,851)
                                    ----------     --------------       ---------    -------------
    Net increase                        21,891     $      649,231          30,212    $     842,997
                                    ==========     ==============       =========    =============
INVESTOR CLASS
Shares sold                             11,741     $      368,970               -    $           -
Reinvestment of distributions        1,388,568         40,546,191               -                -
Shares converted to Class A        (12,520,924)      (378,169,921)              -                -
Less shares repurchased             (2,035,668)       (65,337,645)     (3,131,386)     (93,250,360)
                                   -----------     --------------      ----------    -------------
    Net decrease                   (13,156,283)    $ (402,592,405)     (3,131,386)   $ (93,250,360)
                                    ==========     ==============       =========    =============
CLASS Y
Shares sold                          1,219,518     $   38,085,358         721,265    $  21,818,487
Shares issued in
  reorganization                             -                  -       8,072,561      246,051,669
Reinvestment of distributions          337,141          9,645,606               -                -
Less shares repurchased             (3,676,043)      (113,666,631)     (1,876,107)     (57,598,449)
                                   -----------     --------------      ----------    -------------
    Net increase (decrease)         (2,119,384)    $  (65,935,667)      6,917,719    $ 210,271,707
                                    ==========     ==============       =========    =============

The accompanying notes are an integral part of these financial statements.   31

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                    12/31/06    12/31/05  12/31/04(a)    12/31/03     12/31/02
CLASS A
Net asset value, beginning of period                               $  31.16    $  29.80    $  24.38      $ 16.97     $  26.96
                                                                   --------    --------    --------      -------     --------
Net increase (decrease) from investment operations:
 Net investment loss                                               $  (0.02)   $  (0.12)   $  (0.14)(b   $ (0.16)    $  (0.24)
 Net realized and unrealized gain (loss) on investments                1.45        1.48        5.56         7.56        (9.77)++
                                                                   --------    --------    --------      -------     --------
  Net increase (decrease) from investment operations               $   1.43    $   1.36    $   5.42      $  7.40     $ (10.01)
                                                                   --------    --------    --------      -------     --------
Distributions to shareowners:
 Net realized gain                                                 $  (3.78)   $      -    $      -      $     -     $      -
                                                                   --------    --------    --------      -------     --------
Redemption fees                                                    $      -    $      -    $      -(c)   $  0.01     $   0.02
                                                                   --------    --------    --------      -------     --------
Net increase (decrease) in net asset value                         $  (2.35)   $   1.36    $   5.42      $  7.41     $  (9.99)
                                                                   --------    --------    --------      -------     --------
Net asset value, end of period                                     $  28.81    $  31.16    $  29.80      $ 24.38     $  16.97
                                                                   ========    ========    ========      =======     ========
Total return*                                                          4.78%       4.56%      22.23%       43.67%      (37.05)%
Ratio of net expenses to average net assets+                           1.28%       1.26%       1.31%        1.33%        1.33%
Ratio of net investment loss to average net assets+                   (0.39)%     (0.56)%     (0.55)%      (0.70)%      (1.17)%
Portfolio turnover rate                                                  99%         83%         17%          46%          37%
Net assets, end of period (in thousands)                           $428,128    $53,000     $ 23,225      $21,475     $ 19,024
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                          1.28%       1.26%       2.29%        2.38%        1.67%
 Net investment loss                                                  (0.39)%     (0.56)%     (1.53)%      (1.75)%      (1.51)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                          1.28%       1.26%       1.31%        1.33%        1.33%
 Net investment loss                                                  (0.39)%     (0.56)%     (0.55)%      (0.70)%      (1.17)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                  Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                   12/31/06    12/31/05  12/31/04(a)    12/31/03     12/31/02
CLASS B
Net asset value, beginning of period                               $ 28.94     $ 27.94    $  23.05      $ 16.16     $   25.87
                                                                   -------     -------    --------      -------     ---------
Net increase (decrease) from investment operations:
 Net investment loss                                               $ (0.48)    $ (0.16)   $  (0.47)(b)  $ (0.28)    $   (0.39)
 Net realized and unrealized gain (loss) on investments               1.51        1.16        5.36         7.16         (9.34)++
                                                                   -------     -------    --------      -------     ---------
  Net increase (decrease) from investment operations               $  1.03     $  1.00    $   4.89      $  6.88     $   (9.73)
                                                                   -------     -------    --------      -------     ---------
Distributions to shareowners:
 Net realized gain                                                 $ (3.78)    $     -    $      -      $     -     $       -
                                                                   -------     -------    --------      -------     ---------
Redemption fees                                                    $     -     $     -    $      -(c)   $  0.01     $    0.02
                                                                   -------     -------    --------      -------     ---------
Net increase (decrease) in net asset value                         $ (2.75)    $  1.00    $   4.89      $  6.89     $   (9.71)
                                                                   -------     -------    --------      -------     ---------
Net asset value, end of period                                     $ 26.19     $ 28.94    $  27.94      $ 23.05     $   16.16
                                                                   =======     =======    ========      =======     =========
Total return*                                                         3.74%       3.58%      21.21%       42.64%       (37.53)%
Ratio of net expenses to average net assets+                          2.40%       2.37%       2.08%        2.08%         2.08%
Ratio of net investment loss to average net assets+                  (1.67)%     (1.72)%     (1.37)%      (1.43)%       (1.92)%
Portfolio turnover rate                                                 99%         83%         17%          46%           37%
Net assets, end of period (in thousands)                           $ 3,145     $ 3,503    $     10      $11,126     $   8,734
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                         2.40%       2.37%       2.33%        2.45%         2.21%
 Net investment loss                                                 (1.67)%     (1.72)%     (1.63)%      (1.80)%       (2.05)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                         2.38%       2.37%       2.08%        2.08%         2.08%
 Net investment loss                                                 (1.65)%     (1.71)%     (1.37)%      (1.43)%       (1.92)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended  Year Ended   Year Ended   Year Ended
                                                                    12/31/06    12/31/05  12/31/04(a)    12/31/03     12/31/02
CLASS C
Net asset value, beginning of period                                $ 29.01     $ 27.94    $  23.05      $ 16.16     $   25.85
                                                                    -------     -------    --------      -------     ---------
Net increase (decrease) from investment operations:
 Net investment loss                                                $ (0.36)    $ (0.16)   $  (0.33)(b)  $ (0.29)    $   (0.33)
 Net realized and unrealized gain (loss) on investments                1.45        1.23        5.22         7.17         (9.38)++
                                                                    -------     -------    --------      -------     ---------
  Net increase (decrease) from investment operations                $  1.09     $  1.07    $   4.89      $  6.88     $   (9.71)
                                                                    -------     -------    --------      -------     ---------
Distributions to shareowners:
 Net realized gain                                                  $ (3.78)    $     -    $      -      $     -     $       -
                                                                    -------     -------    --------      -------     ---------
Redemption fees                                                     $     -     $     -    $      -(c)   $  0.01     $    0.02
                                                                    -------     -------    --------      -------     ---------
Net increase (decrease) in net asset value                          $ (2.69)    $  1.07    $   4.89      $  6.89     $   (9.69)
                                                                    -------     -------    --------      -------     ---------
Net asset value, end of period                                      $ 26.32     $ 29.01    $  27.94      $ 23.05     $   16.16
                                                                    =======     =======    ========      =======     =========
Total return*                                                          3.93%       3.83%      21.21%       42.64%       (37.49)%
Ratio of net expenses to average net assets+                           2.27%       2.02%       2.08%        2.08%         2.08%
Ratio of net investment loss to average net assets+                   (1.52)%     (1.36)%     (1.35)%      (1.45)%       (1.93)%
Portfolio turnover rate                                                  99%         83%         17%          46%           37%
Net assets, end of period (in thousands)                            $ 1,381     $   887    $     10      $   198     $     161
Ratios with no waiver of fees and no reduction for fees
 paid indirectly:
 Net expenses                                                          2.27%       2.02%       2.35%        2.48%         2.33%
 Net investment loss                                                  (1.52)%     (1.36)%     (1.62)%      (1.85)%       (2.18)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                          2.26%       2.02%       2.08%        2.08%         2.08%
 Net investment loss                                                  (1.51)%     (1.36)%     (1.35)%      (1.45)%       (1.93)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net Investment loss per shares have been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                          1/1/06 to   Year Ended  Year Ended
                                                                         12/10/06 (d)  12/31/05  12/31/04 (a)
INVESTOR CLASS
Net asset value, beginning of period                                     $   31.80    $  30.31    $  24.75
                                                                         ---------    --------    --------
Net increase (decrease) from investment operations:
 Net investment loss                                                     $   (0.06)   $  (0.06)   $  (0.08)(b)
 Net realized and unrealized gain (loss) on investments                       2.24        1.55        5.64
                                                                         ---------    --------    --------
  Net increase (decrease) from investment operations                     $    2.18    $   1.49    $   5.56
                                                                         ---------    --------    --------
Distributions to shareowners:
 Net realized gain                                                       $   (3.78)   $      -    $      -
                                                                         ---------    --------    --------
Redemption fees                                                          $       -    $      -    $      -(c)
                                                                         ---------    --------    --------
Net increase (decrease) in net asset value                               $   (1.60)   $   1.49    $   5.56
                                                                         ---------    --------    --------
Net asset value, end of period                                           $   30.20    $  31.80    $  30.31
                                                                         =========    ========    ========
Total return*                                                                 7.28%(e)    4.92%      22.46%
Ratio of net expenses to average net assets+                                  0.90%**     0.90%       1.03%
Ratio of net investment loss to average net assets+                          (0.20)%**   (0.19)%     (0.30)%
Portfolio turnover rate                                                         99%         83%         17%
Net assets, end of period (in thousands)                                 $ 378,170    $418,416    $493,738
Ratios with no waiver of fees and no reduction for fees paid indirectly:
 Net expenses                                                                 0.90%**     0.90%       1.03%
 Net investment loss                                                         (0.20)%**   (0.19)%     (0.30)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                                 0.90%**     0.90%       1.03%
 Net investment loss                                                         (0.20)%**   (0.19)%     (0.30)%




Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             Year Ended   Year Ended
                                                                              12/31/03     12/31/02
INVESTOR CLASS
Net asset value, beginning of period                                          $ 17.19     $  27.25
                                                                              -------     --------
Net increase (decrease) from investment operations:
 Net investment loss                                                          $ (0.10)    $  (0.22)
 Net realized and unrealized gain (loss) on investments                          7.66        (9.86)++
                                                                              -------     --------
  Net increase (decrease) from investment operations                          $  7.56     $ (10.08)
                                                                              -------     --------
Distributions to shareowners:
 Net realized gain                                                            $     -     $      -
                                                                              -------     --------
Redemption fees                                                               $     -(c)  $   0.02
                                                                              -------     --------
Net increase (decrease) in net asset value                                    $  7.56     $ (10.06)
                                                                              -------     --------
Net asset value, end of period                                                $ 24.75     $  17.19
                                                                              =======     ========
Total return*                                                                   43.98%      (36.92)%
Ratio of net expenses to average net assets+                                     1.08%        1.08%
Ratio of net investment loss to average net assets+                             (0.46)%      (0.91)%
Portfolio turnover rate                                                            46%          37%
Net assets, end of period (in thousands)                                      $493,232    $413,147
Ratios with no waiver of fees and no reduction for fees paid indirectly:
 Net expenses                                                                    1.14%        1.09%
 Net investment loss                                                            (0.52)%      (0.92)%
Ratios with waiver of fees and reduction for fees paid indirectly:
 Net expenses                                                                    1.08%        1.08%
 Net investment loss                                                            (0.46)%      (0.91)%

(a) Effective August 2, 2004, PIM became the sub-advisor of the Fund and subsequently became the advisor on December 10, 2004.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
++   Includes $0.10 related to investment reimbursement by affiliate.
(b) Net investment loss per share has been calculated using the average shares method.
(c)  Amount rounds to less than $0.01 cent per share.
(d)  On December 10, 2006, Investor Class shares converted to Class A shares.
(e)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                        Year Ended       9/23/05 to
                                                         12/31/06        12/31/05(a)
CLASS Y
Net asset value, beginning of period                    $  31.19         $  30.48
                                                        --------         --------
Net increase (decrease) from investment operations:
  Net investment gain (loss)                            $   0.01         $  (0.01)
  Net realized and unrealized gain on investments           1.63             0.72
                                                        --------         --------
   Net increase from investment operations              $   1.64         $   0.71
                                                        --------         --------
Distributions to shareowners:
  Net realized gain                                     $  (3.78)        $      -
                                                        --------         --------
Redemption fees                                         $      -         $      -
                                                        --------         --------
Net increase (decrease) in net asset value              $  (2.14)        $   0.71
                                                        --------         --------
Net asset value, end of period                          $  29.05         $  31.19
                                                        ========         ========
Total return*                                               5.46%            4.66%(b)
Ratio of net expenses to average net assets+                0.72%            0.78%**
Ratio of net investment gain (loss) to average
  net assets+                                               0.00%           (0.15)%**
Portfolio turnover rate                                       99%              83%
Net assets, end of period (in thousands)                $139,415         $215,755
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                              0.70%            0.77%**
  Net investment income (loss)                              0.02%           (0.14)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class Y shares were first offered September 23, 2005.
(b)  Not Annualized.

36   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies
Pioneer Growth Opportunities Fund (the Fund) is a diversified series of Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is the successor to the Safeco Growth Opportunities Fund. Safeco Growth Opportunities Fund transferred all of its net assets in exchange for the Fund's Investor Class shares on December 10, 2004 pursuant to an agreement and plan of reorganization (the "reorganization" which was approved by the shareholders of Safeco Growth Opportunities Fund on December 8, 2004). The Fund had no assets or liabilities prior to the reorganization. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. As planned Investor Class shares converted to Class A shares on December 10, 2006. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Investor Class and Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses, and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal risks are contained in the Fund's prospectus. Please refer to those documents when considering the Fund's risks.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements which, are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. As of December 31, 2006, there were no fair valued securities. Temporary cash investments are value at amortized cost.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The Fund has reclassified $1,180,810 to decrease paid in capital, $1,079,342 to increase distributions in excess of net investment income and $101,468 to decrease accumulated net realized loss on investments and foreign currency transactions to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has elected to defer approximately $5,405,118 of capital losses and $21,977 of currency losses recognized between November 1, 2006 and December 31, 2006 to the fiscal year ending December 31, 2007.

     There were no distributions paid during the year ended December 31, 2005. The tax character of distributions paid during the year ended December 31, 2006 was as follows:

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    2006
--------------------------------------------------------------------------------
  Distributions paid from:
  Long-term capital gain                                $72,112,093
                                                        -----------
    Total                                               $72,112,093
                                                        ===========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                             2006
--------------------------------------------------------------------------------
  Undistributed long-term gain                          $   136,559
  Post-October loss deferred                             (5,405,118)
  Post-October currency loss deferred                       (21,977)
  Unrealized appreciation                                80,730,698
                                                        -----------
    Total                                               $75,440,162
                                                        ===========
--------------------------------------------------------------------------------

     The difference between book basis and tax basis unrealized appre ciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A., (UniCredito Italiano), earned $8,397 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2006.

E.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Investor Class and Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Investor Class and Class Y shares can bear different transfer agent and distribution fees.

F.   Security Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities on loan from the borrower on demand. The Fund invests cash collateral in the Securities Lending Investment Fund, which is sponsored by Brown Brothers Harriman & Co., the Fund's custodian.

G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

Through May 1, 2006, PIM had agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.30% of the average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

Through December 10, 2006, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Investor Class expenses to 1.05% of the average daily net assets attributable to Investor Class Shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $32,000 was payable to PIM related to management fees, administrative costs and certain other services and is included in due to affiliates.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $96,943 in transfer agents fees payable to PIMSS at December 31, 2006.

4.   Distribution Plans

The Fund adopted a Plan of Distribution for Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $7,843 in distribution fees payable to PFD at December 31, 2006.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $13,444 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced by $28,030 under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended December 31, 2006, the Fund had no borrowings under this agreement.

For the year ended December 31, 2006, the average daily amount of borrowings outstanding during the period was $429,589. The related weighted average annualized interest rate for the period was 5.81%

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

and the total interest expense on such borrowings was $24,952. As of December 31, 2006, there were no borrowings outstanding.

7.   Merger Information

On September 22, 2005, beneficial owners of AmSouth Small Cap Fund approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Small Cap Fund's net assets for Pioneer Growth Opportunities Fund's shares, based on Pioneer Growth Opportunities Fund's Class A, Class B and Class Y shares' ending net asset value, respectively.

The following charts show the details of the reorganizations as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------
                       Pioneer Growth        AmSouth Small        Pioneer Growth
                     Opportunities Fund         Cap Fund        Opportunities Fund
                            (Pre-                (Pre-                (Post-
                       Reorganization)      Reorganization)      Reorganization)
----------------------------------------------------------------------------------
  Net Assets
   Class A             $ 38,238,742           $  8,441,014        $ 46,679,756
   Class B             $    703,461           $  2,361,829        $  3,065,290
   Class C             $    619,140           $          -        $    619,140
   Class Y             $          -           $          -        $246,051,670
   Investor Class      $425,530,859           $          -        $425,530,859
   Class I             $          -           $246,051,670        $          -
  Total Net Assets     $465,092,202           $256,854,513        $721,946,715
  Shares
   Outstanding
   Class A                1,254,694                882,427           1,531,630
   Class B                   24,767                261,928             107,930
   Class C                   21,756                      -              21,756
   Class Y                        -                      -           8,072,561
   Investor Class        13,686,792                      -          13,686,792
   Class I                        -             25,330,306                   -
  Shares
   Issued in
   Reorganization
   Class A                                                             276,936
   Class B                                                              83,163
   Class Y                                                           8,072,561

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Unrealized       Accumulated
                              Depreciation On       Gain On
                                Closing Date      Closing Date
--------------------------------------------------------------------------------
  AmSouth Small Cap Fund        $29,577,721        $19,543,137
                                ===========        ===========
--------------------------------------------------------------------------------

8.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Growth Opportunities Fund, one of the series comprising Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Opportunities Fund of Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the third quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the first quintile of the peer group for the three years ended June 30, 2006 and the third quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees, focusing on three-year total returns, concluded that the performance of the Fund was strong.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equities group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the first quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2006 to be in the second quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees concluded that, given the fact that the management fee would remain in the first quartile of its peer group at reasonably anticipated assets levels, a break point in the management fee was not necessary. The Trustees will continue to evaluate annually the appropriateness of break points.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                           Position Held     Length of Service
Name and Age               With the Fund     and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 2003.
                           Board, Trustee    Serves until a
                           and President     successor trustee
                                             is elected or earlier
                                             retirement or removal.
--------------------------------------------------------------------------------


                                                                                        Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                  by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset       Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman           Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc. (since
                           2003); Director of Cole Investment Corporation (since
                           2004); Director of Fiduciary Counseling, Inc.; President
                           and Director of Pioneer Funds Distributor, Inc. ("PFD")
                           (until May 2006); President of all of the Pioneer Funds;
                           and Of Counsel, Wilmer Cutler Pickering Hale and
                           Dorr LLP (counsel to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Position Held   Length of Service
Name, Age and Address          With the Fund   and Term of Office
David R. Bock (63)             Trustee         Trustee since 2005.
3050 K. Street NW,                             Serves until a
Washington, DC 20007                           successor trustee
                                               is elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee         Trustee since 2003.
3509 Woodbine Street,                          Serves until a
Chevy Chase, MD 20815                          successor trustee
                                               is elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee         Trustee since 2003.
1001 Sherbrooke Street West,                   Serves until a
Montreal, Quebec, Canada                       successor trustee
H3A 1G5                                        is elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------


                                                                                                 Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                       by this Trustee
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc.   Director of The Enterprise
3050 K. Street NW,             (publicly traded health care services company) (2001 -            Social Investment
Washington, DC 20007           present); Managing Partner, Federal City Capital Advisors         Company (privately-held
                               (boutique merchant bank) (2002 to 2004); and Executive            affordable housing
                               Vice President and Chief Financial Officer, Pedestal Inc.         finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)           Director of New York
                                                                                                 Mortgage Trust (publicly
                                                                                                 traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial            Director of Brady
3509 Woodbine Street,          advisory firm)                                                    Corporation (industrial
Chevy Chase, MD 20815                                                                            identification and
                                                                                                 specialty coated material
                                                                                                 products manufacturer);
                                                                                                 Director of Briggs &
                                                                                                 Stratton Co. (engine
                                                                                                 manufacturer); Director
                                                                                                 of Mortgage Guaranty
                                                                                                 Insurance Corporation;
                                                                                                 and Director of UAL
                                                                                                 Corporation (airline
                                                                                                 holding company)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.                       None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Position Held   Length of Service
Name, Age and Address           With the Fund   and Term of Office
Thomas J. Perna (56)            Trustee         Trustee since 2006.
89 Robbins Avenue,                              Serves until a
Berkeley Heights, NJ 07922                      successor trustee
                                                is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee         Trustee since 2003.
200 State Street, 12th Floor,                   Serves until a
Boston, MA 021098                               successor trustee
                                                is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee         Trustee since 2003.
One North Adgers Wharf,                         Serves until a
Charleston, SC 29401                            successor trustee
                                                is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive   Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and       Inc. (technology
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                        products for securities
                                                                                          lending industry)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 021098                                                                         (closed-end investment
                                                                                          company)
-----------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private             None
One North Adgers Wharf,         investment firm)
Charleston, SC 29401
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2003. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)         Assistant Treasurer   Since 2004. Serves
                                                   at the discretion of
                                                   the Board
--------------------------------------------------------------------------------

                                                                                       Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years               by this Officer
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal       None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since        None
                             July 2002; Vice President and Senior Counsel of
                             BISYS Fund Services, Inc. (April 2001 to June 2002);
                             Senior Vice President and Deputy General Counsel of
                             Funds Distributor, Inc. (July 2000 to April 2001); and
                             Assistant Secretary of all of the Pioneer Funds since
                             September 2003
-----------------------------------------------------------------------------------------------------------------------------
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP;       None
                             and Assistant Secretary of all of the Pioneer Funds
                             since July 2006.
-----------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and     None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from 1997
                             to 2002; and Assistant Treasurer of all of the Pioneer
                             Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Growth Opportunities Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              Position Held         Length of Service
Name and Age                  With the Fund         and Term of Office
Luis I. Presutti (41)         Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Gary Sullivan (48)            Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Assistant Treasurer   Since 2003. Serves
                                                    at the discretion of
                                                    the Board
--------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance      Since 2006. Serves
                              Officer               at the discretion of
                                                    the Board
--------------------------------------------------------------------------------


                                                                                           Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                  by this Officer
Luis I. Presutti (41)         Assistant Vice President - Fund Accounting, Administration   None
                              and Controllership Services of Pioneer; and Assistant
                              Treasurer of all of the Pioneer Funds
-------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)            Fund Accounting Manager - Fund Accounting,                   None
                              Administration and Controllership Services of Pioneer;
                              and Assistant Treasurer of all of the Pioneer Funds
                              since May 2002
-------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,               None
                              Administration and Controllership Services since June
                              2003; Assistant Vice President - Mutual Fund Operations
                              of State Street Corporation from June 2002 to June 2003
                              (formerly Deutsche Bank Asset Management); Pioneer
                              Fund Accounting, Administration and Controllership
                              Services (Fund Accounting Manager from August 1999
                              to May 2002); and Assistant Treasurer of all of the
                              Pioneer Funds since September 2003
-------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the           None
                              Pioneer Funds since March 2006; Vice President and
                              Senior Counsel of Pioneer since September 2004;
                              and Senior Vice President and Counsel, State Street
                              Research & Management Company (February 1998 to
                              September 2004)
-------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                                     PIONEER
                             -----------------------
                                    SMALL AND
                                 MID CAP GROWTH
                                      FUND

                                     Annual
                                     Report

                                    12/31/06

                          [LOGO] PIONEER
                                 Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                                        2
Portfolio Management Discussion                                              4
Portfolio Summary                                                            8
Prices and Distributions                                                     9
Performance Update                                                          10
Comparing Ongoing Fund Expenses                                             14
Schedule of Investments                                                     16
Financial Statements                                                        20
Notes to Financial Statements                                               28
Report of Independent Registered Public Accounting Firm                     35
Factors Considered by the Independent Trustees in Approving
the Management Contract                                                     36
Trustees, Officers and Service Providers                                    42

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a

Letter

strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,


/s/ John F. Cogan Jr.

John F. Cogan Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of the report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

Investors in high-quality, domestic growth stocks faced a challenging environment during 2006, as strategies that took the greatest investment risk tended to reap the highest rewards. Although most stock market indexes made impressive gains during the 12 months, the stocks of companies with more consistent earnings did not fully participate in the gains. In the following interview, L. Roy Papp and Rosellen Papp, portfolio managers of Pioneer Small and Mid Cap Growth Fund, discuss the factors that influenced the Fund's performance during the 12 months ended December 31, 2006.

Q:   How did the Fund perform during 2006?

A: The Fund's emphasis on smaller-growth companies was not rewarded, especially during the market rally in the second half of the year. Pioneer Small and Mid Cap Growth Fund (Class A shares) had a total return of 6.16%, at net asset value, for the 12 months ended December 31, 2006. During the same year, the Russell Midcap Growth Index returned 10.66%, while the Russell 2500 Growth Index rose by 12.26%. The average return of the 621 funds in Lipper's Mid-Cap Growth category was 8.54% during 2006.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What were the principal factors that influenced performance for the period?

A: The Fund performed relatively well in the first six months of the year, in line with the Russell benchmarks. However, in the robust rally in the final half of 2006, many of the top performers tended to be the types of companies with less consistent earnings, that we avoid. The year did not favor our investment strategy, which focuses on stable-growth companies that have superior long-term earnings potential and that tend to be more defensive in nature. To illustrate the dominant trend in the stock market during 2006,

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     the best-performing stock in the Dow Jones Industrial Average was General Motors, as investors speculated that the giant auto company would be able to avoid bankruptcy. However, this is not the kind of stock that we would own, as General Motors has been losing money and market share in a highly cyclical business.

     We tend to avoid corporations in cyclical industries, preferring strong companies with solid balance sheets and the ability to grow their profits steadily. We look for companies that are the beneficiaries of long-term secular growth trends. For example, we like information technology companies, whose products are helping to drive productivity increases, and we like health-care and financial services companies whose products and services are in demand as our population ages and the baby boomer generation reaches their 60s. In addition, we favor those corporations that are the beneficiaries of the globalization of commerce. When we find good companies, we tend to wait until their price is attractive enough to invest, as we do not want to overpay.

     We made several adjustments to the Fund's holdings during 2006. We established positions in: specialty retailer Coach; operator of NASCAR auto racing tracks, International Speedway; and industrials companies ITT and Gardner Denver. Although we ended the year underweighted in the energy sector, we did add investments in oil services companies Cameron International (formerly Cooper Cameron) and TETRA Technologies and in gas and oil exploration and production companies Chesapeake Energy and Pioneer Natural Resources. We sold our positions in two semiconductor equipment companies, KLA-Tencor and Novellus, when we saw delays in the semiconductor cycle. We also sold our investments in: Plantronics, a producer of high technology audio equipment that had more volatile earnings, and Simpson Manufacturing, a housing materials company; and sports manufacturer Polaris, which was affected by high energy prices.

Q:   What were some of the investments that most affected Fund results?

A: Two consumer discretionary stocks that performed well were Brinker International, operator of several restaurant chains, including Chili's, and Coach, the specialty retailer specializing in luxury goods. Technology investment Trimble Navigation also helped

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

     performance based upon the success of its global positioning product used by the commercial building industry. DeVry, which operates a chain of adult education and vocational training schools, also did well. In the health-care sector, several stocks performed well, including: ResMed, which develops products to treat sleep disorders; Stryker, a manufacturer of orthopedic products; and C.R. Bard, which develops products for vascular, urological and oncology treatments.

     Some health-care investments had disappointing results, however, including Express-Scripts and Medco, two pharmacy benefits managers. We have reduced our positions in both companies. Techne, which produces laboratory materials for the biotechnology industry, also underperformed, but we have maintained our position because of the company's longer-term outlook. Financial services company Federated Investors was hurt by low interest rates, which affected its money market-related business, but we retain confidence in it for the longer run. Cintas, which provides uniform and laundry service, was hurt by high energy prices which increased both its transportation and cleaning costs. Among our technology investments, disappointments included Linear Technology, Microchip Technology, and semiconductor equipment companies Microchip and KLA-Tencor and Novellus.

Q:   What is your investment outlook?

A: We believe the economy should do well in the coming months. Corporations are entering the new year with very strong balance sheets and growing earnings, while the investment backdrop is supported by relatively low unemployment and strong flows of tax receipts to governments. However, economic growth is likely to be less robust than we have seen in the past two years. In this environment, we believe the types of stocks that we emphasize should do well, as they tend to have more durable and consistent earnings growth.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       95.4%
Temporary Cash Investment                                 4.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data was represented as a pie chart in the printed material]

Information Technology                                   24.4%
Health Care                                              20.2%
Consumer Discretionary                                   19.9%
Financials                                               12.2%
Industrials                                              11.5%
Energy                                                    5.9%
Materials                                                 3.1%
Consumer Staples                                          2.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   WPP Group Plc                                                 4.49%
 2.   Harte-Hanks, Inc.                                             3.96
 3.   Microchip Technology                                          3.87
 4.   Micros Systems, Inc.                                          3.77
 5.   T. Rowe Price Associates, Inc.                                3.74
 6.   Mettler-Toledo International, Inc.                            3.71
 7.   Federated Investors, Inc.                                     3.56
 8.   O'Reilly Automotive, Inc.                                     3.46
 9.   UCBH Holdings, Inc.                                           3.46
10.   Fiserv, Inc.                                                  3.29

* This list excludes temporary cash and derivative instruments. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Net Asset Value Per Share
--------------------------------------------------------------------------------

                         Class   12/31/06   12/31/05
                         -----   --------   --------
                           A     $28.93    $27.39
                           B     $28.19    $26.95
                           C     $28.29    $26.99
                           R     $28.58    $27.16


Distributions Per Share
--------------------------------------------------------------------------------

                                   1/1/06 - 12/31/06
                                   -----------------
                                       Short-Term      Long-Term
                 Class   Dividends   Capital Gains   Capital Gains
                 -----   ---------   -------------   -------------
                   A       $ -          $-              $0.1478
                   B       $-           $-              $0.1478
                   C       $-           $-              $0.1478
                   R       $-           $-              $0.1478


--------------------------------------------------------------------------------
INDEX DEFINITIONS
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of U.S. small- and mid-cap growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. Pioneer believes the Russell 2500 Growth Index is representative of the issues in the Fund's portfolio and will not provide the Russell 2000 Index in the future. You cannot invest directly in an Index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-13.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                      CLASS A SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund at public offering price, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                           Net Asset      Public
                            Value       Offering
Period                      (NAV)      Price (POP)
Life-of-Class
(12/15/98)                  8.99%         8.19%
5 Years                     4.44          3.21
1 Year                      6.16          0.07
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                            Gross          Net
                            1.71%         1.45%
--------------------------------------------------------------------------------


[The following data was represented as a line graph in the printed material]

             Pioneer Small
              and Mid Cap     Russell 2500
              Growth Fund     Growth Index
12/98          $ 9,425          $10,000
12/00          $13,919          $13,046
12/02          $11,443          $ 8,248
12/04          $15,670          $13,829
12/06          $17,445          $16,795

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                      CLASS B SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(12/15/98)                  8.12%         8.12%
5 Years                     3.57          3.57
1 Year                      5.15          5.15
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                            Gross          Net
                            2.62%         2.35%
--------------------------------------------------------------------------------


[The following data was represented as a line graph in the printed material]

             Pioneer Small
              and Mid Cap     Russell 2500
              Growth Fund     Growth Index
12/98          $10,000          $10,000
12/00          $14,552          $13,046
12/02          $11,785          $ 8,248
12/04          $15,892          $13,829
12/06          $17,362          $16,795

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class B shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                      CLASS C SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(12/15/98)                  8.17%         8.17%
5 Years                     3.64          3.64
1 Year                      5.37          5.37
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                            Gross          Net
                            2.55%         2.35%
--------------------------------------------------------------------------------


[The following data was represented as a line graph in the printed material]

             Pioneer Small
              and Mid Cap     Russell 2500
              Growth Fund     Growth Index
12/98          $10,000          $10,000
12/00          $14,552          $13,046
12/02          $11,785          $ 8,248
12/04          $15,905          $13,829
12/06          $17,423          $16,795

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06                                      CLASS R SHARES
--------------------------------------------------------------------------------

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Small and Mid Cap Growth Fund, compared to that of the Russell 2500 Growth Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of December 31, 2006)
                             If            If
Period                      Held        Redeemed
Life-of-Class
(12/15/98)                  8.48%         8.48%
5 Years                     3.96          3.96
1 Year                      5.77          5.77
--------------------------------------------------------------------------------
Expense Ratio
(As of May 1, 2006)
                            Gross          Net
                            2.12%         1.70%
--------------------------------------------------------------------------------


[The following data was represented as a line graph in the printed material]

             Pioneer Small
              and Mid Cap     Russell 2500
              Growth Fund     Growth Index
12/98          $10,000          $10,000
12/00          $14,624          $13,046
12/02          $11,903          $ 8,248
12/04          $16,134          $13,829
12/06          $17,827          $16,795

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited group of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/07 for Class R Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class R shares of the Fund from 12/15/98 to 2/20/04 is the performance of Papp Small & Mid-Cap Growth Fund's single class, which has been restated to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Papp Small & Mid-Cap Growth Fund. Pioneer Small and Mid Cap Growth Fund acquired the assets of Papp Small & Mid-Cap Growth Fund in a reorganization on 2/21/04.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on actual returns from July 1, 2006 through December 31, 2006

Share Class                          A              B              C              R
----------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06

Ending Account Value             $1,040.68      $1,035.35      $1,036.80      $1,039.30
On 12/31/06

Expenses Paid During Period*     $    6.43      $   11.34      $   10.47      $    8.38

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.21%, 2.04% and 1.63%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Small and Mid Cap Growth Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006

Share Class                          A              B              C              R
----------------------------------------------------------------------------------------
Beginning Account Value          $1,000.00      $1,000.00      $1,000.00      $1,000.00
On 7/1/06

Ending Account Value             $1,018.90      $1,014.06      $1,014.92      $1,016.99
On 12/31/06

Expenses Paid During Period*     $    6.36      $   11.22      $   10.36      $    8.29

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.21%, 2.04% and 1.63%, for Class A, Class B, Class C and Class R shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------

  Shares                                                                 Value
            COMMON STOCKS - 99.7%
            Energy - 5.9%
            Oil & Gas Equipment And Services - 3.9%
 13,900     Cameron International Corp.*                           $   737,395
 12,100     FMC Technologies, Inc.*                                    745,723
 30,000     TETRA Technologies, Inc.*(b)                               767,400
                                                                   -----------
                                                                   $ 2,250,518
                                                                   -----------
            Oil & Gas Exploration & Production - 2.0%
 21,000     Chesapeake Energy Corp. (b)                            $   610,050
 13,400     Pioneer Natural Resources Co.                              531,846
                                                                   -----------
                                                                   $ 1,141,896
                                                                   -----------
            Total Energy                                           $ 3,392,414
                                                                   -----------
            Materials - 3.1%
            Specialty Chemicals - 3.1%
 23,000     Sigma-Aldrich Corp.                                    $ 1,787,560
                                                                   -----------
            Total Materials                                        $ 1,787,560
                                                                   -----------
            Capital Goods - 2.7%
            Industrial Machinery - 2.7%
 21,000     Gardner Denver, Inc.*                                  $   783,510
 14,000     ITT Corp.                                                  795,480
                                                                   -----------
                                                                   $ 1,578,990
                                                                   -----------
            Total Capital Goods                                    $ 1,578,990
                                                                   -----------
            Commercial Services & Supplies - 5.7%
            Diversified Commercial Services - 5.7%
 35,000     ChoicePoint, Inc.*                                     $ 1,378,300
 47,500     Cintas Corp.                                             1,886,225
                                                                   -----------
                                                                   $ 3,264,525
                                                                   -----------
            Total Commercial Services & Supplies                   $ 3,264,525
                                                                   -----------
            Transportation - 3.1%
            Air Freight & Couriers - 3.1%
 44,000     Expeditors International of Washington, Inc.           $ 1,782,000
                                                                   -----------
            Total Transportation                                   $ 1,782,000
                                                                   -----------
            Consumer Durables & Apparel - 1.4%
            Apparel, Accessories & Luxury Goods - 1.4%
 19,000     Coach, Inc.*                                           $   816,240
                                                                   -----------
            Total Consumer Durables & Apparel                      $   816,240
                                                                   -----------

16  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                 Value
            Consumer Services - 6.6%
            Education Services - 2.1%
 42,000     DeVry, Inc.                                            $ 1,176,000
                                                                   -----------
            Leisure Facilities - 2.3%
 26,000     International Speedway Corp.                           $ 1,327,040
                                                                   -----------
            Restaurants - 2.2%
 42,025     Brinker International, Inc.                            $ 1,267,474
                                                                   -----------
            Total Consumer Services                                $ 3,770,514
                                                                   -----------
            Media - 8.4%
            Advertising - 8.4%
 82,050     Harte-Hanks, Inc.                                      $ 2,273,606
 38,000     WWP Group Plc (A.D.R.)                                   2,574,120
                                                                   -----------
                                                                   $ 4,847,726
                                                                   -----------
            Total Media                                            $ 4,847,726
                                                                   -----------
            Retailing - 3.5%
            Automotive Retail - 3.5%
 62,000     O'Reilly Automotive, Inc.*                             $ 1,987,720
                                                                   -----------
            Total Retailing                                        $ 1,987,720
                                                                   -----------
            Household & Personal Products - 2.8%
            Household Products - 2.8%
 25,000     Clorox Co.                                             $ 1,603,750
                                                                   -----------
            Total Household & Personal Products                    $ 1,603,750
                                                                   -----------
            Health Care Equipment & Services - 14.8%
            Health Care Equipment - 9.2%
 21,500     C. R. Bard, Inc.                                       $ 1,783,855
 33,800     ResMed, Inc.*                                            1,663,636
 34,000     Stryker Corp.                                            1,873,740
                                                                   -----------
                                                                   $ 5,321,231
                                                                   -----------
            Health Care Services - 2.3%
 12,000     Express Scripts, Inc.*                                 $   859,200
  9,000     Medco Health Solutions, Inc.*                              480,960
                                                                   -----------
                                                                   $ 1,340,160
                                                                   -----------
            Health Care Supplies - 3.3%
 63,000     Dentsply International, Inc.                           $ 1,880,550
                                                                   -----------
            Total Health Care Equipment & Services                 $ 8,541,941
                                                                   -----------

  The accompanying notes are an integral part of these financial statements. 17

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                                 Value
            Pharmaceuticals & Biotechnology - 5.3%
            Life Sciences Tools & Services - 5.3%
 58,000     Molecular Devices Corp.*                               $ 1,222,060
 32,500     Techne Corp.*                                            1,802,125
                                                                   -----------
                                                                   $ 3,024,185
                                                                   -----------
            Total Pharmaceuticals & Biotechnology                  $ 3,024,185
                                                                   -----------
            Banks - 3.4%
            Regional Banks - 3.4%
113,000     UCBH Holdings, Inc. (b)                                $ 1,984,280
                                                                   -----------
            Total Banks                                            $ 1,984,280
                                                                   -----------
            Diversified Financials - 8.7%
            Asset Management & Custody Banks - 8.7%
 60,500     Federated Investors, Inc.                              $ 2,043,690
 19,000     Investors Financial Services Corp. (b)                     810,730
 49,000     T. Rowe Price Associates, Inc.                           2,144,730
                                                                   -----------
                                                                   $ 4,999,150
                                                                   -----------
            Total Diversified Financials                           $ 4,999,150
                                                                   -----------
            Software & Services - 11.2%
            Application Software - 2.7%
 38,000     Adobe Systems, Inc.*                                   $ 1,562,560
                                                                   -----------
            Data Processing & Outsourced Services - 4.7%
 13,000     DST Systems, Inc.*                                     $   814,190
 36,000     Fiserv, Inc.*                                            1,887,120
                                                                   -----------
                                                                   $ 2,701,310
                                                                   -----------
            Systems Software - 3.8%
 41,000     Micros Systems, Inc.*                                  $ 2,160,700
                                                                   -----------
            Total Software & Services                              $ 6,424,570
                                                                   -----------
            Technology Hardware & Equipment - 6.6%
            Electronic Equipment & Instruments - 3.7%
 27,000     Mettler-Toledo International, Inc.*                    $ 2,128,950
                                                                   -----------
            Electronic Manufacturing Services - 2.9%
 13,100     Molex, Inc.                                            $   362,870
 26,000     Trimble Navigation, Ltd.*                                1,318,980
                                                                   -----------
                                                                   $ 1,681,850
                                                                   -----------
            Total Technology Hardware & Equipment                  $ 3,810,800
                                                                   -----------

18  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                                 Value
            Semiconductors - 6.5%
   51,000   Linear Technology Corp.                                $ 1,546,320
   68,000   Microchip Technology                                     2,223,600
                                                                   -----------
                                                                   $ 3,769,920
                                                                   -----------
            Total Semiconductors                                   $ 3,769,920
                                                                   -----------
            TOTAL COMMON STOCKS
            (Cost $42,736,940)                                     $57,386,285
                                                                   -----------
            TEMPORARY CASH INVESTMENT - 4.8%
            Security Lending Collateral - 4.8%
2,787,480   Securities Lending Investment Fund, 5.26%              $ 2,787,480
                                                                   -----------
            TOTAL TEMPORARY CASH INVESTMENT
            (Cost $2,787,480)                                      $ 2,787,480
                                                                   -----------
            TOTAL INVESTMENT IN SECURITIES - 104.5%
            (Cost $45,524,420) (a)                                 $60,173,765
                                                                   -----------
            OTHER ASSETS AND LIABILITIES - (4.5)%                  $(2,610,851)
                                                                   -----------
            TOTAL NET ASSETS - 100.0%                              $57,562,914
                                                                   ===========

*           Non-income producing security.

(A.D.R.)    American Depositary Receipt

(a) At December, 31, 2006 the net unrealized gain on investments based on cost for federal income tax purposes of $45,524,420 was as follows:

              Aggregate gross unrealized gain for all investments
              in which there is an excess of value over tax cost      $15,167,395
              Aggregate gross unrealized loss for all investments
              in which there is an excess of value over tax cost         (518,050)
                                                                      -----------
              Net unrealized gain                                     $14,649,345
                                                                      ===========

(b)         At December 31, 2006, the following securities were out on loan:

  Shares                    Security                               Value
  17,820        Chesapeake Energy Corp.                            $   517,671
  18,810        Investors Financial Services Corp.                     802,623
  27,720        TETRA Technologies, Inc.*                              709,078
  37,600        UCBH Holdings, Inc.                                    660,256
                                                                   -----------
                Total                                              $ 2,689,628
                                                                   ===========

Purchases and sales of securities (excluding temporary cash investments) for the period ended December 31, 2006 aggregated $8,444,057 and $27,435,824, respectively.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
    $2,689,628) (cost $45,524,420)                                   $60,173,765
  Cash                                                                   108,067
  Receivables -
    Investment securities sold                                           178,945
    Fund shares sold                                                      23,817
    Dividends, interest and foreign taxes withheld                        27,682
    Due from Pioneer Investment Management, Inc.                             786
  Other                                                                    1,421
                                                                     -----------
     Total assets                                                    $60,514,483
                                                                     -----------
LIABILITIES:
  Payables -
    Fund shares repurchased                                          $    71,353
    Upon return of securities loaned                                   2,787,480
  Due to affiliates                                                       33,131
  Accrued expenses                                                        59,605
                                                                     -----------
     Total liabilities                                               $ 2,951,569
                                                                     -----------
NET ASSETS:
  Paid-in capital                                                    $42,134,965
  Accumulated net realized gain on investments                           778,604
  Net unrealized gain on investments                                  14,649,345
                                                                     -----------
     Total net assets                                                $57,562,914
                                                                     ===========
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $42,653,781/1,474,158 shares)                    $     28.93
                                                                     ===========
  Class B (based on $4,684,481/166,165 shares)                       $     28.19
                                                                     ===========
  Class C (based on $8,531,349/301,610 shares)                       $     28.29
                                                                     ===========
  Class R (based on $1,693,303/59,247 shares)                        $     28.58
                                                                     ===========
MAXIMUM OFFERING PRICE:
  Class A ($28.93 [divided by] 94.25%)                               $     30.69
                                                                     ===========

20  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06

INVESTMENT INCOME:
  Dividends                                                $446,135
  Interest                                                    8,836
  Income from securities loaned, net                          4,105
                                                           --------
     Total investment income                                              $  459,076
                                                                          ----------
EXPENSES:
  Management fees                                          $560,746
  Transfer agent fees and expenses
    Class A                                                 131,343
    Class B                                                  26,853
    Class C                                                  30,924
    Class R                                                  12,598
  Distribution fees
    Class A                                                 122,378
    Class B                                                  55,134
    Class C                                                  99,638
    Class R                                                   8,297
  Administrative reimbursements                              14,866
  Custodian fees                                             16,699
  Registration fees                                          43,810
  Professional fees                                          42,242
  Printing expense                                           33,592
  Fees and expenses of nonaffiliated trustees                 5,285
  Miscellaneous                                               7,758
                                                           --------
     Total expenses                                                       $1,212,163
     Less management fees waived and expenses
       reimbursed by Pioneer Investment
       Management, Inc.                                                     (245,400)
     Less fees paid indirectly                                                (4,448)
                                                                          ----------
     Net expenses                                                         $  962,315
                                                                          ----------
       Net investment loss                                                $ (503,239)
                                                                          ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                        $2,420,299
                                                                          ----------
  Change in net unrealized gain on investments                            $1,958,128
                                                                          ----------
    Net gain on investments                                               $4,378,427
                                                                          ----------
    Net increase in net assets resulting from operations                  $3,875,188
                                                                          ==========

The accompanying notes are an integral part of these financial statements.   21

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05

                                                             Year            Year
                                                            Ended           Ended
                                                          12/31/06        12/31/05
FROM OPERATIONS:
Net investment loss                                     $   (503,239)   $   (500,760)
Net realized gain on investments                           2,420,299          24,890
Change in net unrealized gain on investments               1,958,128       3,527,740
                                                        ------------    ------------
    Net increase in net assets resulting from
     operations                                         $  3,875,188    $  3,051,870
                                                        ------------    ------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
    Class A ($0.15 and $0.00 per share, respectively)   $   (223,712)   $         --
    Class B ($0.15 and $0.00 per share, respectively)        (24,699)             --
    Class C ($0.15 and $0.00 per share, respectively)        (45,852)             --
    Class R ($0.15 and $0.00 per share, respectively)         (8,844)             --
                                                        ------------    ------------
     Total distributions to shareowners                 $   (303,107)   $         --
                                                        ------------    ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 11,915,190    $ 35,886,431
Reinvestment of distributions                                260,602              --
Cost of shares repurchased                               (31,035,560)    (16,748,168)
                                                        ------------    ------------
    Net increase (decrease) in net assets resulting
     from fund share transactions                       $(18,859,768)   $ 19,138,263
                                                        ------------    ------------
    Net increase (decrease) in net assets               $(15,287,687)   $ 22,190,133
NET ASSETS:
Beginning of year                                         72,850,601      50,660,468
                                                        ------------    ------------
End of year                                             $ 57,562,914    $ 72,850,601
                                                        ============    ============

22  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 '06 Shares     '06 Amount       '05 Shares      '05 Amount
CLASS A
Shares sold                          296,213    $  8,406,449         877,355    $ 23,033,498
Reinvestment of distributions          6,856         197,457              --              --
Less shares repurchased             (775,535)    (21,979,789)       (481,431)    (12,580,140)
                                ------------    ------------    ------------    ------------
    Net increase (decrease)         (472,466)   $(13,375,883)        395,924    $ 10,453,358
                                ============    ============    ============    ============
CLASS B
Shares sold                           38,068    $  1,064,164         156,108    $  4,105,284
Reinvestment of distributions            723          20,304              --              --
Less shares repurchased             (134,610)     (3,769,400)        (45,507)     (1,171,942)
                                ------------    ------------    ------------    ------------
    Net increase (decrease)          (95,819)   $ (2,684,932)        110,601    $  2,933,342
                                ============    ============    ============    ============
CLASS C
Shares sold                           64,528    $  1,796,337         258,978    $  6,740,836
Reinvestment of distributions          1,213          34,172              --              --
Less shares repurchased             (173,676)     (4,834,454)        (75,177)     (1,959,400)
                                ------------    ------------    ------------    ------------
    Net increase (decrease)         (107,935)   $ (3,003,945)        183,801    $  4,781,436
                                ============    ============    ============    ============
CLASS R
Shares sold                           23,062    $    648,240          78,559    $  2,006,813
Reinvestment of distributions            305           8,669              --              --
Less shares repurchased              (16,160)       (451,917)        (40,733)     (1,036,686)
                                ------------    ------------    ------------    ------------
    Net increase                       7,207    $    204,992          37,826    $    970,127
                                ============    ============    ============    ============

The accompanying notes are an integral part of these financial statements.   23

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year         Year         Year         Year          Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                  12/31/06     12/31/05     12/31/04     12/31/03      12/31/02
CLASS A
Net asset value, beginning of period                              $ 27.39      $ 26.12      $ 24.76      $ 19.02      $  23.28
                                                                  -------      -------      -------      -------      --------
Increase (decrease) from investment operations:
 Net investment loss                                              $ (0.18)     $ (0.15)     $ (0.16)     $ (0.10)     $  (0.01)
 Net realized and unrealized gain (loss) on investments              1.87         1.42         1.52         5.84         (4.25)
                                                                  -------      -------      -------      -------      --------
  Net increase (decrease) from investment operations              $  1.69      $  1.27      $  1.36      $  5.74      $  (4.26)
Distributions to shareowners:
 Net realized gain                                                  (0.15)           -            -            -             -
                                                                  -------      -------      -------      -------      --------
Net increase (decrease) in net asset value                        $  1.54      $  1.27      $  1.36      $  5.74      $  (4.26)
                                                                  -------      -------      -------      -------      --------
Net asset value, end of period                                    $ 28.93      $ 27.39      $ 26.12      $ 24.76      $  19.02
                                                                  =======      =======      =======      =======      ========
Total return*                                                        6.16%        4.86%        5.49%       30.18%       (18.30)%
Ratio of net expenses to average net assets+                         1.26%        1.25%        1.25%        1.25%         1.25%
Ratio of net investment loss to average net assets+                 (0.56)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%
Portfolio turnover rate                                                13%          13%           8%           4%            5%
Net assets, end of period (in thousands)                          $42,654      $53,321      $40,504      $26,245      $ 15,659
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        1.62%        1.71%        1.79%        1.38%         1.56%
 Net investment loss                                                (0.92)%      (1.10)%      (1.33)%      (0.96)%       (1.19)%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.25%        1.25%        1.25%        1.25%         1.25%
 Net investment loss                                                (0.55)%      (0.64)%      (0.78)%      (0.83)%       (0.88)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year           Year
                                                       Ended          Ended        2/21/04 (a)
                                                     12/31/06       12/31/05     to 12/31/04
CLASS B
Net asset value, beginning of period                 $ 26.95        $ 25.94         $  25.32
                                                     -------        -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                $ (0.50)       $ (0.29)        $  (0.20)
  Net realized and unrealized gain                      1.89           1.30             0.82
                                                     -------        -------         --------
   Net increase from investment operations           $  1.39        $  1.01         $   0.62
Distributions to shareowners:
  Net realized gain                                    (0.15)             -                -
                                                     -------        -------         --------
Net increase in net asset value                      $  1.24        $  1.01         $   0.62
                                                     -------        -------         --------
Net asset value, end of period                       $ 28.19        $ 26.95         $  25.94
                                                     =======        =======         ========
Total return*                                           5.15%          3.89%            2.45%(b)
Ratio of net expenses to average net assets+            2.22%          2.17%            2.16%**
Ratio of net investment loss to average
  net assets+                                          (1.52)%        (1.56)%          (1.68)%**
Portfolio turnover rate                                   13%            13%               8%
Net assets, end of period (in thousands)             $ 4,684        $ 7,062         $  3,927
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.59%          2.62%            2.74%**
  Net investment loss                                  (1.89)%        (2.01)%          (2.26)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          2.21%          2.16%            2.16%**
  Net investment loss                                  (1.51)%        (1.55)%          (1.68)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class B Shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

  The accompanying notes are an integral part of these financial statements.  25

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year           Year
                                                       Ended          Ended        2/21/04 (a)
                                                     12/31/06       12/31/05         12/31/04
CLASS C
Net asset value, beginning of period                 $ 26.99        $ 25.96         $  25.32
                                                     -------        -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                $ (0.44)       $ (0.29)        $  (0.17)
  Net realized and unrealized gain
   on investments                                       1.89           1.32             0.81
                                                     -------        -------         --------
   Net increase from investment operations           $  1.45        $  1.03         $   0.64
Distributions to shareowners:
  Net realized gain                                    (0.15)             -                -
                                                     -------        -------         --------
Net increase in net asset value                      $  1.30        $  1.03         $   0.64
                                                     -------        -------         --------
Net asset value, end of period                       $ 28.29        $ 26.99         $  25.96
                                                     =======        =======         ========
Total return*                                           5.37%          3.97%            2.53%(b)
Ratio of net expenses to average net assets+            2.05%          2.10%            2.07%**
Ratio of net investment loss to average
  net assets+                                          (1.35)%        (1.48)%          (1.59)%**
Portfolio turnover rate                                   13%            13%               8%
Net assets, end of period (in thousands)             $ 8,531        $11,054         $  5,860
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.41%          2.55%            2.67%**
  Net investment loss                                  (1.71)%        (1.93)%          (2.19)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          2.04%          2.09%            2.07%**
  Net investment loss                                  (1.34)%        (1.47)%          (1.59)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C Shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

26  The accompanying notes are an integral part of these financial statements.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       Year           Year
                                                       Ended          Ended        2/21/04 (a)
                                                     12/31/06       12/31/05       to 12/31/04
CLASS R
Net asset value, beginning of period                 $ 27.16        $ 26.00         $  25.32
                                                     -------        -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                $ (0.26)       $ (0.24)        $  (0.05)
  Net realized and unrealized gain
   on investments                                       1.83           1.40             0.73
                                                     -------        -------         --------
   Net increase from investment operations           $  1.57        $  1.16         $   0.68
Distributions to shareowners:
  Net realized gain                                    (0.15)             -                -
                                                     -------        -------         --------
Net increase in net asset value                      $  1.42        $  1.16         $   0.68
                                                     -------        -------         --------
Net asset value, end of period                       $ 28.58        $ 27.16         $  26.00
                                                     =======        =======         ========
Total return*                                           5.77%          4.46%            2.69%(b)
Ratio of net expenses to average net assets+            1.63%          1.66%            1.51%**
Ratio of net investment loss to average
  net assets+                                          (0.93)%        (1.04)%          (1.00)%**
Portfolio turnover rate                                   13%            13%               8%
Net assets, end of period (in thousands)             $ 1,693        $ 1,414         $    370
Ratios assuming no waiver of management fees
  and assumption of expenses by PIM and no
  reduction for fees paid indirectly:
  Net expenses                                          2.35%          2.12%            2.09%**
  Net investment loss                                  (1.65)%        (1.50)%          (1.58)%**
Ratios assuming waiver of management fees
  and assumption of expenses by PIM and
  reduction for fees paid indirectly:
  Net expenses                                          1.63%          1.66%            1.51%**
  Net investment loss                                  (0.93)%        (1.04)%          (1.00)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class R Shares were first publicly offered on February 21, 2004.
(b)  Not Annualized.

The accompanying notes are an integral part of these financial statements.   27

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

Pioneer Small and Mid Cap Growth Fund (the Fund), is one of seven series of portfolios comprising Pioneer Series Trust II, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on February 20, 2004 is the successor to the Papp Small and Mid Cap Growth Fund, Inc. Papp Small and Mid Cap Growth Fund transferred all of its net assets in exchange for the Fund's Class A shares in a one-to-one exchange ratio on February 20, 2004 pursuant to an agreement and plan of reorganization (the "Reorganization" was approved by the Shareholders of Papp Small and Mid Cap Growth Fund, Inc. on February 20, 2004). Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C and Class R shares. Class B, Class C, and Class R shares were first publicly offered on February 23, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, Class C, and Class R shareowners have exclusive voting rights with respect to the distribution plan for each class.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting years. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. Information regarding the Fund's principal investment risks is contained in the Fund's Prospectus. Please refer to these documents when considering the Fund's risks.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund also may use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2006 there were no securities fair valued. Temporary cash investments are valued at amortized cost.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Information regarding the Fund's principal investment risks is contained in the Fund's prospectus(es). Please refer to those documents when considering the Fund's risks.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At December 31, 2006, the Fund has reclassified $503,239 to increase undistributed net investment income and $503,239 to decrease paid in capital. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the year ended December 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                                   2006
--------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                                          $ 303,107
                                                                ---------
   Total                                                        $ 303,107
                                                                =========
--------------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2006.

--------------------------------------------------------------------------------
                                                                   2006
--------------------------------------------------------------------------------
Undistributed long-term gain                                    $   778,604
Unrealized appreciation                                          14,649,345
                                                                -----------
   Total                                                        $15,427,949
                                                                ===========
--------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $10,772 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2006.

D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, on the same day, and in the same amount, except that Class A, Class B, Class C, and Class R shares can bear different transfer agent and distribution fees.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets equal to $1 billion and 0.80% on assets over $1 billion.

Pioneer Investment Management, Inc. (PIM), and not the Fund pays a portion of the fee it receives from the Fund to L. Roy Papp & Associates LLP (Papp) as compensation for its sub advisory services to the Fund.

Through December 31, 2006, PIM had agreed not to impose all or a portion of its management fee and to assume other operating

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

expenses of the Fund to the extent necessary to limit expenses to 1.25% of average daily net assets attributable to Class A; the portion of the Fund-wide expenses attributable to Class B, Class C and Class R shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, PIM has agreed to limit expenses to 1.45%, 2.35%, 2.35% and 1.70%, for Classes A, B, C and R respectively, through May 1, 2007.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. On December 31, 2006, $3,157 was payable to PIM related to management fees, administrative costs and certain others services, and is included in due to affiliates.

3.   Transfer Agent

Since the Reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $27,961 in transfer agent fees payable to PIMSS at December 31, 2006. Prior to the reorganization Papp was the transfer and shareholder servicing agent.

4.   Distribution and Service Plans

Effective February 20, 2004 the Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan, Class C Plan, and Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in due to affiliates is $2,013 in distribution fees payable to PFD at December 31,

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2006. The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A, Class B and Class C of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class R shares. Proceeds from the CDSCs are paid to PFD. For year ended December 31, 2006, CDSCs in the amount of $11,922 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2006, the Fund's expenses were reduced by $4,448 under such arrangements.

6.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the reporting period in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

At this time, management is evaluating the implications of FIN 48 and any impact in the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

7.   Subsequent Event

On September 19, 2006, the Board of Trustees approved the liquidation of the Fund's Class R shares. This liquidation took place on February 1, 2007.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and the
Shareowners of Pioneer Small and Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Small and Mid Cap Growth Fund, one of the series constituting Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report, dated January 23, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small and Mid Cap Growth Fund of Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 21, 2007

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract") between the Fund and Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"). The Investment Adviser has retained L. Roy Papp and Associates, LLC. (the "Sub-adviser") to act as sub-adviser to the Fund pursuant to a sub-advisory agreement between the Investment Adviser and the Sub-adviser (the "Sub-advisory Agreement"). The Trustees have determined that the terms of the Management Contract and the Sub-advisory Agreement are fair and reasonable and that renewal of these contracts: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and
(ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of the Investment Adviser, or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract and Sub-advisory Agreement, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract and Sub-advisory Agreement, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

redemption activity in respect of the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department, (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates and (ix) the investment and compliance staffs and operations of the Sub-adviser.

Specifically, in connection with the Independent Trustees' review of the Management Contract and the Sub-advisory Agreement, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's and Sub-adviser's services and the reasonableness of the fees under the Management Contract and the Sub-advisory Agreement. Among other items, this information included data or analyses of (1) investment performance for one, three and five year periods for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of reasonable growth expectations for the Fund, the break points in the Fund's management fee and of a peer group of funds selected by the Independent Trustees for this purpose and certain of the Fund's

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract and Sub-advisory Agreement. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser and the Subadviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return, as well as the Fund's performance relative to the performance of both a peer group and an index considered appropriate by the Independent Trustees for this purpose. The Fund's performance, based upon total return, was in the fourth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006, the fifth quintile of the peer group for the three years ended June 30, 2006 and the third quintile for the five years ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the activities of the Investment Adviser in monitoring the investment and compliance operations of the Sub-adviser. The Trustees, focusing on three-year total returns, concluded that the Fund underperformed relative to its peers.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     and Subadviser responsible for investment operations. Among other things, the Trustees considered the size, education and experience of the Sub-adviser's investment staff. The Trustees concluded that the Investment Adviser and the Sub-adviser have the quality and depth of personnel and the well-developed methods essential to performing their duties under the Management Contract and the Sub-advisory Agreement.

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also evaluated the fee under the Sub-advisory Agreement and the portion of the fee under the Management Contract retained by the Investment Adviser and determined that they were consistent with other sub-advised funds. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio (after giving effect to expense limitations) for the 12 months ended June 30, 2006 to

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

     be in the first quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and its affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Sub-Adviser from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Conclusion. In light of the Investment Adviser's and Sub-adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser and the Sub-adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the Sub-adviser, and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund and the Sub-advisory Agreement, including the fees payable thereunder, were fair and reasonable and that their renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract and the Sub-advisory Agreement for another year.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Subadviser
L. Roy Papp & Associates, LLP

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com and on the SEC's web site at http://www.sec.gov.

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
John F. Cogan, Jr. (80)*  Chairman of the        Trustee since 2003.    Deputy Chairman and a Director of       Director of ICI
                          Board, Trustee and     Serves until a         Pioneer Global Asset Management S.p.A.  Mutual Insurance
                          President              successor trustee is   ("PGAM"); Non-Executive Chairman and a  Company
                                                 elected or earlier     Director of Pioneer Investment
                                                 retirement or          Management USA Inc. ("PIM-USA");
                                                 removal.               Chairman and a Director of Pioneer;
                                                                        Chairman and Director of Pioneer
                                                                        Institutional Asset Management, Inc.
                                                                        (since 2006); Director of Pioneer
                                                                        Alternative Investment Management
                                                                        Limited (Dublin); President and a
                                                                        Director of Pioneer Alternative
                                                                        Investment Management (Bermuda)
                                                                        Limited and affiliated funds; Director
                                                                        of PIOGLOBAL Real Estate Investment
                                                                        Fund (Russia) (until June 2006);
                                                                        Director of Nano-C, Inc. (since 2003);
                                                                        Director of Cole Investment
                                                                        Corporation (since 2004); Director of
                                                                        Fiduciary Counseling, Inc.; President
                                                                        and Director of Pioneer Funds
                                                                        Distributor, Inc. ("PFD") (until May
                                                                        2006); President of all of the Pioneer
                                                                        Funds; and Of Counsel, Wilmer Cutler
                                                                        Pickering Hale and Dorr LLP (counsel
                                                                        to PIM-USA and the Pioneer Funds)

*Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
David R. Bock (63)        Trustee                Trustee since 2005.    Senior Vice President and Chief         Director of The
3050 K. Street NW,                               Serves until a         Financial Officer, I-trax, Inc.         Enterprise Social
Washington, DC 20007                             successor trustee      (publicly traded health care services   Investment Company
                                                 is elected or earlier  company) (2001 - present); Managing     (privately-held
                                                 retirement or          Partner, Federal City Capital Advisors  affordable housing
                                                 removal.               (boutique merchant bank) (2002 to       finance company);
                                                                        2004); and Executive Vice President     and Director of New
                                                                        and Chief Financial Officer, Pedestal   York Mortgage Trust
                                                                        Inc. (internet-based mortgage trading   (publicly traded
                                                                        company) (2000 - 2002)                  mortgage REIT)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)         Trustee                Trustee since 2003.    President, Bush International           Director of Brady
3509 Woodbine Street,                            Serves until a         (international financial advisory       Corporation
Chevy Chase, MD 20815                            successor trustee      firm)                                   (industrial
                                                 is elected or earlier                                          identification and
                                                 retirement or                                                  specialty coated
                                                 removal.                                                       material products
                                                                                                                manufacturer);
                                                                                                                Director of Briggs &
                                                                                                                Stratton Co. (engine
                                                                                                                manufacturer);
                                                                                                                Director of Mortgage
                                                                                                                Guaranty Insurance
                                                                                                                Corporation; and
                                                                                                                Director of UAL
                                                                                                                Corporation (airline
                                                                                                                holding company)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59) Trustee                Trustee since 2003.    Founding Director, The Winthrop Group,  None
1001 Sherbrooke Street                           Serves until a         Inc. (consulting firm); and Desautels
West, Montreal, Quebec,                          successor trustee      Faculty of Management, McGill
Canada H3A1G5                                    is elected or earlier  University
                                                 retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Name, Age and             Positions Held         Length of Service      Principal Occupation                    Other Directorships
Address                   With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Thomas J. Perna (56)      Trustee                Trustee since 2006.    Private investor (2004 - present); and  Director of
89 Robbins Avenue,                               Serves until a         Senior Executive Vice President, The    Quadriserv Inc.
Berkeley Heights,                                successor trustee      Bank of New York (financial and         (technology products
NJ 07922                                         is elected or earlier  securities services) (1986 - 2004)      for securities
                                                 retirement or                                                  lending industry)
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)  Trustee                Trustee since 2003.    President and Chief Executive Officer,  Director of New
200 State Street,                                Serves until a         Newbury, Piret & Company, Inc.          America High Income
12th Floor,                                      successor trustee      (investment banking firm)               Fund, Inc.
Boston, MA 021098                                is elected or earlier                                          (closed-end
                                                 retirement or                                                  investment company)
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (70)        Trustee                Trustee since 2003.    President, John Winthrop & Co., Inc.    None
One North Adgers Wharf,                          Serves until a         (private investment firm)
Charleston, SC 29401                             successor trustee
                                                 is elected or earlier
                                                 retirement or
                                                 removal.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Dorothy E. Bourassa (58)  Secretary              Since 2003. Serves     Secretary of PIM-USA; Senior Vice       None
                                                 at the discretion of   President - Legal of Pioneer;
                                                 the Board              Secretary/Clerk of most of PIM-USA's
                                                                        subsidiaries; and Secretary of all of
                                                                        the Pioneer Funds since September 2003
                                                                        (Assistant Secretary from November
                                                                        2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J.            Assistant Secretary    Since 2003. Serves     Vice President and Senior Counsel of    None
Kelley (42)                                      at the discretion of   Pioneer since July 2002; Vice
                                                 the Board              President and Senior Counsel of BISYS
                                                                        Fund Services, Inc. (April 2001 to
                                                                        June 2002); Senior Vice President and
                                                                        Deputy General Counsel of Funds
                                                                        Distributor, Inc. (July 2000 to April
                                                                        2001); and Assistant Secretary of all
                                                                        of the Pioneer Funds since September
                                                                        2003
------------------------------------------------------------------------------------------------------------------------------------
Christopher P.            Assistant Secretary    Since 2006. Serves     Partner, Wilmer Cutler Pickering Hale   None
Harvey (45)                                      at the discretion of   and Dorr LLP; and Assistant Secretary
                                                 the Board              of all of the Pioneer Funds since July
                                                                        2006.
------------------------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)         Treasurer              Since 2003. Serves     Vice President - Fund Accounting,       None
                                                 at the discretion of   Administration and Controllership
                                                 the Board              Services of Pioneer; and Treasurer of
                                                                        all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)      Assistant Treasurer    Since 2004. Serves     Deputy Treasurer of Pioneer since       None
                                                 at the discretion of   2004; Treasurer and Senior Vice
                                                 the Board              President, CDC IXIS Asset Management
                                                                        Services from 2002 to 2003; Assistant
                                                                        Treasurer and Vice President, MFS
                                                                        Investment Management from 1997 to
                                                                        2002; and Assistant Treasurer of all
                                                                        of the Pioneer Funds since November
                                                                        2004
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)     Assistant Treasurer    Since 2003. Serves     Assistant Vice President-Fund           None
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Small and Mid Cap Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          Positions Held         Length of Service      Principal Occupation                    Other Directorships
Name and Age              With the Fund          and Term of Office     During Past Five Years                  Held by this Trustee
Gary Sullivan (48)        Assistant Treasurer    Since 2003. Serves     Fund Accounting Manager - Fund          None
                                                 at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services of Pioneer;
                                                                        and Assistant Treasurer of all of the
                                                                        Pioneer Funds since May 2002
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim             Assistant Treasurer    Since 2003. Serves     Fund Administration Manager - Fund      None
Sullivan (33)                                    at the discretion of   Accounting, Administration and
                                                 the Board              Controllership Services since June
                                                                        2003; Assistant Vice President -
                                                                        Mutual Fund Operations of State Street
                                                                        Corporation from June 2002 to June
                                                                        2003 (formerly Deutsche Bank Asset
                                                                        Management); Pioneer Fund Accounting,
                                                                        Administration and Controllership
                                                                        Services (Fund Accounting Manager from
                                                                        August 1999 to May 2002); and
                                                                        Assistant Treasurer of all of the
                                                                        Pioneer Funds since September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)   Chief Compliance       Since 2006. Serves     Chief Compliance Officer of Pioneer     None
                          Officer                at the discretion of   and all of the Pioneer Funds since
                                                 the Board              March 2006; Vice President and Senior
                                                                        Counsel of Pioneer since September
                                                                        2004; and Senior Vice President and
                                                                        Counsel, State Street Research &
                                                                        Management Company (February 1998 to
                                                                        September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A. ("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

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48

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

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

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

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52

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site:                                       pioneerinvestments.com

Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

                                     PIONEER
                                   -----------
                                    TAX FREE
                                  MONEY MARKET
                                      FUND

                                     Annual
                                     Report

                                    12/31/06


                               [LOGO] PIONEER
                                      Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter to Shareowners                                           2

Portfolio Management Discussion                                 4

Portfolio Summary                                               7

Performance Update                                              8

Comparing Ongoing Fund Expenses                                 9

Schedule of Investments                                        11

Financial Statements                                           17

Notes to Financial Statements                                  24

Report of Independent Registered Public Accounting Firm        30

Factors Considered by the Independent Trustees in Approving
the Management Contract                                        31

Trustees, Officers and Service Providers                       37

                                                                      Chairman's

Dear Shareowner,
--------------------------------------------------------------------------------
As the global economy reacted to good and bad news of 2006, overall it managed to keep chugging along with fairly stable growth. Looking back, the economic stories included slowing economic growth bringing monetary tightening to an end in the United States, price action in oil and other commodity markets threatening to unsettle global growth and inflation, geopolitical uncertainties and corporate earnings growth surpassing market expectations.

Global growth surpassed most analyst expectations in 2006. The International Monetary Fund estimates world output increased by 5.1% in 2006, up from 4.9% in 2005 and above the 3.7% average annual pace of growth of the previous 20 years. Growth is estimated to slow modestly in 2007 but to remain well above the long-term average.

U.S. economic growth slowed gradually over 2006, with estimated full-year growth of GDP of 3.3%, modestly below 2005 growth but still strong enough to lower the unemployment rate to 4.5%. While many observers were concerned that a weakening housing sector could be a drag on consumer spending, the consumer has shown resilience supported by a strong labor market and associated income growth and by oil and gasoline prices falling from record highs in the second half of the year. Corporate America has also proved resilient in the face of the slowing housing sector, with business investment growing at its fastest rate since 2000.

The Federal Reserve stopped increasing interest rates in mid-2006, but has retained its bias to raise rates, reflecting upside risks to inflation, particularly from the tight labor market, and confidence that the economy remained on solid ground. Consumers welcomed the relief from oil prices that peaked at mid-year, and fell sharply towards year end. Likewise, they benefited from core inflation (which excludes energy and food items) that has eased modestly in the second half of the year, but remains above what is generally considered the central bank's "comfort zone."

The European economy surpassed many economists' expectations in 2006. Eurozone GDP grew at a 3% pace, much stronger than its 1.8% average annual growth pace since 2000. Underlying this strength has been buoyant and broad-based strength in business sentiment and investment and in exports. While household consumption showed mixed results, the unemployment rate fell to 7.7% by the end of 2006. The European Central Bank raised interest rates gradually to 3.50% over the course of 2006, reflecting firm economic growth, steadily tightening labor market conditions, and fast growing money supply. Core inflation in the Eurozone remains reasonably benign, at roughly 1.5% per annum. European stock markets posted strong returns; appreciation of the Euro relative to both the dollar and Yen made the Eurozone stock market the top performer of 2006.

The Japanese economy continued to grow firmly in 2006, although the pace of expansion slowed in the second half of the year. Business investment was the major driver of expansion as increasing capacity utilization and better sentiment encouraged a new wave of investment. As deflation ended, the Bank of

Letter

Japan ended its zero interest rate policy, although it has raised rates to only 0.25% thus far. After a strong showing in 2005, the Japanese stock market posted only muted gains in 2006.

Emerging economies enjoyed strong, relatively uninterrupted economic growth in 2006. Good financing conditions, buoyant commodity prices, which boosted income and investment in commodity exporting countries, and strong export demand from developed economies drove this growth. The emerging market stock index was very strong in early 2006, declined to near start-of-year levels, then rallied to finish the year only marginally behind the Eurozone. We believe similar growth can be expected in the emerging markets if current domestic economic and political conditions prevail.

While global economic momentum has started to slow, we expect the global economy to continue growing firmly in 2007, supported by business investment, rising employment, and lower energy prices. A slowdown in the U.S. growth rate would be welcome, since rapid growth could increase the risk of inflationary pressures, which would force the Federal Reserve to raise interest rates. We expect Europe and Japan to grow similarly, while emerging market economies are expected to continue their strong growth. In this scenario, fixed income assets are expected to produce total returns generally in line with their current yields, while equities are expected to produce returns generally in line with earnings growth, which we forecast to be moderately above bond yields.

Our cautiously optimistic outlook on most regions of the world and asset classes reinforces the importance of Pioneer Investments' message that investors should remain diversified; take a long-term view rather than over-reacting to breaking news, and base investment decisions on economic and market fundamentals rather than on emotion. Our investment philosophy and approach continue to be based on the use of fundamental research to identify a range of opportunities that offer an attractive balance of risk and reward to help Fund shareowners work toward their long-term goals.

Respectfully,


/s/John F. Cogan, Jr.



John F. Cogan, Jr., Chairman
Pioneer Investment Management, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06
--------------------------------------------------------------------------------

In the following interview, Pioneer Tax Free Money Market Fund Portfolio Manager Seth Roman outlines the investment environment for tax-free money market securities during the 12-month period ended December 31, 2006, the Fund's performance, his investment strategy, and his outlook going forward.

Q:   How did the Fund perform during its most recent fiscal year?

A: For the 12-month period ended December 31, 2006, the Fund's Class A shares posted a 2.80% total return at net asset value. In comparison, the 116 funds in Lipper's Tax-Exempt Money Market Funds Category returned 2.76% on average.

Q: Will you describe the investing environment for tax-exempt money funds during the time period?

A: In the face of instability in the Middle East and wide swings in commodity prices, the U.S. economy continued to perform well during the year. Job growth has remained reasonably steady and inflation seems to be under control, though slightly higher than the Federal Reserve's target rate. After raising short-term interest rates at its first four 2006 meetings up to 5.25%, the Fed paused from raising rates beginning with its August meeting, though it is monitoring unit labor costs. The money markets are being characterized as "data dependent" as investors as well as the Fed watch economic data closely to see whether the U.S. economy can manage a "soft landing," i.e., slightly slower growth with a low level of inflation.

     In the short-term municipal market, interest rates rose by approximately 25 basis points during 2006. Over the past year, demand for tax-free money market securities has remained quite strong. At the same time, the supply of short-term tax-exempt securities was muted, as many U.S. states experienced improved fiscal health and had less need to borrow through our market.

Q: What was the strategy for the Fund over the 12-month period ended December 31, 2006?

A: We continue to expand the portfolio's broad diversification, both on a regional and national basis, with AAA credits in revenue as well as general obligation issues. Over time, we reduced the number of small issuers within the portfolio and redeployed

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     the proceeds into larger, more visible issuers. As we continued to shift from a more regional to a more nationally focused diversification strategy, we strongly emphasized safety of principal.

     Over the 12-month period, we managed the Fund's average maturity based on our perception of the Fed's potential actions and in reaction to supply and demand factors in the municipal money market. As the Fed raised rates in the first six months of the year, then paused in August, we focused mainly on securities with shorter maturities, including short-term variable-rate demand notes with yields that reset daily or weekly. We did purchase some longer-term Texas TRANs in August because of their attractive yield, liquidity and diversification, but otherwise, we felt that yields on longer-term securities did not adequately compensate the Fund for the additional risk they carry.

Q:   What is your outlook?

A: With the U.S. economy performing well, we believe the Fed will continue to be data dependent, looking at inflation and labor costs to ensure that they stay in line. Assuming that job growth remains steady, we think state tax revenues should be healthy, which would keep the supply of municipal money market securities at a reduced level. We believe demand for these securities should however remain strong. For these reasons, we do not anticipate much change in money market yield levels in the coming months. However, we will monitor market movements closely and seek opportunities that position the portfolio to take advantage of any upward movement in short-term yields.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/06                           (continued)
--------------------------------------------------------------------------------

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 12/31/06
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED IN THE PRINTED MATERIAL BY A PIE CHART]

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)
Revenue Bonds                           22.04%
Insured Bonds                           19.53%
Medical Bonds                           13.44%
Education                               10.15%
Housing Bonds                            9.39%
General Obligation Bonds                 9.20%
Industrial Revenue Bonds                 7.65%
Power Bonds                              3.61%
Diversified Financial Services           2.86%
Water/Sewer Bonds                        1.51%
Airport Bonds                            0.62%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

    1.   Sarasota County Florida Hospital Board, Floating Rate
            Note, 7/1/37                                                     4.13%
    2.   Texas State Tax & Revenue Anticipation Note, 4.5%, 8/31/07          3.57
    3.   Hurley New Mexico Pollution, Floating Rate Note, 12/1/15            3.55
    4.   North Carolina Medical Care Community, Floating Rate
            Note, 6/1/15                                                     3.48
    5.   Utah Transportation Authority Sales Tax Revenue, Floating Rate
            Note, 6/15/36                                                    3.19
    6.   Elmhurst Illinois, Floating Rate Note, 7/1/18                       3.16
    7.   Tulsa County Oklahoma, Floating Rate Note, 7/1/32                   3.08
    8.   Hammond Indiana Pollution Center, Floating Rate Note, 2/1/22        3.00
    9.   Clarksville Tennessee Public, Floating Rate Note, 7/1/31            2.48
   10.   District of Columbia, Floating Rate Note, 6/1/30                    2.39

* This list excludes temporary cash. Portfolio holdings will vary for other periods. The holdings listed should not be considered recommendations to buy or sell any security listed.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/06
--------------------------------------------------------------------------------

Share Prices
--------------------------------------------------------------------------------

Net Asset Value Per Share    12/31/06   12/31/05
Class A Shares                $1.00      $1.00

                             12/10/06   12/31/05
Investor Class Shares         $1.00      $1.00

                             12/31/06   12/31/05
Class Y Shares                $1.00      $1.00

Distributions
--------------------------------------------------------------------------------
Per Share               Income      Short-Term      Long-Term
(1/1/06 - 12/31/06)     Dividends   Capital Gains   Capital Gains
Class A Shares          $0.0270     $   -           $   -

(1/1/06 - 12/10/06)
Investor Class Shares   $0.0263     $   -           $   -
(1/1/06 - 12/31/06)
Class Y Shares          $0.0284     $   -           $   -

Yields**
--------------------------------------------------------------------------------
Per Share              7-Day Annualized      7-Day Effective*
Class A Shares              3.23%                 3.28%
Investor Class Shares         -                     -
Class Y Shares              3.51%                 3.57%

Expense Ratio
--------------------------------------------------------------------------------
(As of May 1, 2006)     Gross            Net
Class A Shares          0.81%           0.81%
Investor Class          0.65%           0.65%
Class Y Shares          0.56%           0.56%

*    Assumes daily compounding of dividends.

**   Please contact Pioneer to obtain the Fund's current yield.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1.00 per share. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The performance of each class of the Fund is the performance of the predecessor fund's Investor Class, which has been restated to reflect differences in any applicable sales charges (but not Rule 12b-1 fees or other differences in expenses). Pioneer Tax Free Money Market was created through the reorganization of the predecessor Safeco Tax Free Money Market Fund on December 10, 2004. If all the expenses of the Pioneer fund were reflected, the performance would be lower.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES
--------------------------------------------------------------------------------

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on actual returns from July 1, 2006 through December 31, 2006.**

Share Class                                A          Investor          Y
--------------------------------------------------------------------------------
Beginning Account Value On 7/01/06     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/06       $1,015.51      $1,014.71      $1,016.48
Expenses Paid During Period*           $    3.81      $    2.83      $    2.90

* Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.63% and 0.57%, for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class Shares).

**   12/10/06 for Investor Class Shares.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
COMPARING ONGOING FUND EXPENSES                                    (continued)
--------------------------------------------------------------------------------


Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Tax Free Money Market Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2006 through December 31, 2006.**

Share Class                                A          Investor           Y
--------------------------------------------------------------------------------
Beginning Account Value On 7/01/06     $1,000.00      $1,000.00      $1,000.00
Ending Account Value On 12/31/06       $1,021.42      $1,019.52      $1,022.33
Expenses Paid During Period*           $    3.82      $    2.84      $    2.91

* Expenses are equal to the Fund's annualized expense ratio of 0.75% and 0.63% and 0.57%, for Class A, Investor Class and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period) (163/365 for Investor Class Shares).

**   12/10/06 for Investor Class Shares.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06
--------------------------------------------------------------------------------


               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                  Value
                                            MUNICIPAL BONDS - 96.8%
                                            Government - 14.4%
$2,500,000          3.96%     AAA/Aaa       Chicago Illinois Series B, Floating
                                                Rate Note, 1/1/37                    $  2,500,000
 4,620,000          4.00      NR/NR         District of Columbia, Floating Rate
                                                Note, 6/1/30                            4,620,000
 3,000,000                    NR/MIG1       Iowa State, 4.25%, 6/29/07                  3,010,291
 4,000,000                    NR/MIG1       Maine State, 4.5%, 6/8/07                   4,012,384
 3,400,000          3.90      AA+/Aa2       New York, New York Series F-3
                                                General Obligation, Floating Rate
                                            Note, 2/15/13                               3,400,000
 6,850,000                    SP1+/MIG1     Texas State Tax & Revenue
                                                Anticipation, 4.5%, 8/31/07             6,890,486
 3,500,000          3.89      A-1+/VMI1     Wake County North Carolina,
                                                Floating Rate Note, 4/1/21              3,500,000
                                                                                     ------------
                                                                                     $ 27,933,161
                                                                                     ------------
                                            Municipal Development - 7.3%
 2,015,000          4.00      NR/NR         Athens-Clarke County Georgia,
                                                Floating Rate Note, 8/1/33           $  2,015,000
 1,100,000          3.92      NR/AA3        Dickson County, Floating Rate
                                                Note, 11/1/12                           1,100,000
 1,200,000          3.88      NR/Aa1        Hapeville Georgia Development
                                                Authority, Floating Rate Note,
                                                11/1/15                                 1,200,000
 2,700,000          3.92      NR/Aa2        Hillsborough County Florida,
                                                Floating Rate Note, 11/1/21             2,700,000
   100,000          4.00      AA/Aa2        Jackson County Mississippi,
                                                Floating Rate Note, 6/1/23                100,000
   290,000          3.70      NR/NR         Montgomery County Maryland
                                                Industrial Development, Floating
                                                Rate Note, 4/1/14                         290,000
   800,000          3.93      AA-/Aa1       Pima County Arizona Industrial
                                                Development Authority, Floating
                                                Rate Note, 12/1/22                        800,000
 5,955,000          3.99      AA/NR         Tulsa County Oklahoma, Floating
                                                Rate Note, 7/1/32                       5,955,000
                                                                                     ------------
                                                                                     $ 14,160,000
                                                                                     ------------
                                            Municipal Education - 9.6%
 3,800,000          3.99      AA/NR         Broward County Florida, Floating
                                                Rate Note, 4/1/24                    $  3,800,000
 3,800,000          3.92      NR/NR         Chattanooga Tennessee Health,
                                                Floating Rate Note, 1/1/23              3,800,000

The accompanying notes are an integral part of these financial statements.   11

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                      Value
                                            Municipal Education - (continued)
$3,620,000          4.00%     AAA/Aaa       Chicago Board of Education,
                                                Floating Rate Note, 3/1/12              $  3,620,000
 2,670,000          4.00      AAA/Aaa       Chicago Board of Education,
                                                Floating Rate Note, 3/1/36                 2,670,000
 3,000,000          3.94      AA-/NA        Illinois Financial Authority Revenue,
                                                Floating Rate Note, 9/1/41                 3,000,000
 1,800,000          4.00      AAA/AAA       Rhode Island Health & Educational
                                            Building, Floating Rate Note,
                                                3/1/30                                     1,800,000
                                                                                        ------------
                                                                                        $ 18,690,000
                                                                                        ============
                                            Municipal Facilities - 9.2%
 2,700,000          3.92      NR/NR         Clarksville Public Building, Floating
                                                Rate Note, 7/1/16                       $  2,700,000
 4,800,000          4.00      NR/Aa1        Clarksville Tennessee Public,
                                                Floating Rate Note, 7/1/31                 4,800,000
   700,000          3.92      NR/Aa1        Holland Creek Metropolitan District
                                                Colorado, Floating Rate Note,
                                                6/1/41                                       700,000
 2,685,000          3.93      AA/NR         Metropolitan Government Nash/
                                                Davidson County Tennessee,
                                                Floating Rate Note, 6/1/22                 2,685,000
 4,570,000          4.00      NR/Aa1        Montgomery County Tennessee
                                                Public Building Authority, Floating
                                                Rate Note, 4/1/32                          4,570,000
 2,330,000          3.92      AA-/NR        Richland Washington Golf
                                                Enterprise Revenue, Floating
                                                Rate Note, 12/1/21                         2,330,000
                                                                                        ------------
                                                                                        $ 17,785,000
                                                                                        ------------
                                            Municipal General - 3.4%
 1,000,000          3.96      AA/NR         Commerce City Colorado Northern,
                                                Floating Rate Note, 12/1/28             $  1,000,000
   800,000          3.96      AA-/NR        Commerce City Colorado Northern,
                                                Floating Rate Note, 12/1/31                  800,000
 3,380,000          3.92      NR/Aa2        District of Columbia, Floating Rate
                                                Note, 6/1/25                               3,380,000
 1,500,000          3.96      AA-/NR        NBC Metropolitan District Colorado,
                                                Floating Rate Note, 12/1/30                1,500,000
                                                                                        ------------
                                                                                        $  6,680,000
                                                                                        ------------

12   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                               Value
                                            Municipal Higher Education - 2.3%
$  700,000          3.90%     NR/NR         Connecticut State Health &
                                                Educational Facilities, Floating
                                                Rate Note, 7/1/29                    $    700,000
 2,800,000          3.90      AAA/Aaa       Connecticut State Health, Floating
                                                Rate Note, 7/1/36                       2,800,000
   190,000          3.97      AA/Aa1        Purdue University Indianapolis
                                                University Revenues, Floating
                                                Rate Note, 7/1/26                         190,000
   700,000          3.97      NR/Aaa        Southwest Higher Education
                                                Authority, Floating Rate Note,
                                                7/1/15                                    700,000
                                                                                     ------------
                                                                                     $  4,390,000
                                                                                     ------------
                                            Municipal Housing - 3.0%
 3,920,000          3.98      AAA/AAA       Alaska State Housing Financial
                                                Corp., Floating Rate Note,
                                                12/1/24                              $  3,920,000
 1,500,000          3.92      NR/Aa2        Blount County Tennessee, Floating
                                                Rate Note, 1/1/19                       1,500,000
   440,000          3.98      NR/Aa2        Washington State Housing Finance,
                                                Floating Rate Note, 7/1/11                440,000
                                                                                     ------------
                                                                                     $  5,860,000
                                                                                     ------------
                                            Municipal Medical - 18.6%
 2,500,000          3.90      NR/NR         Daphne-Villa Mercy Alabama
                                                Special Care Facilities Financing
                                                Authority, Floating Rate Note,
                                                12/1/30                              $  2,500,000
 6,105,000          3.92      AA-/Aa2       Elmhurst Illinois, Floating Rate
                                                Note, 7/1/18                            6,105,000
 3,700,000          3.99      AA-/NR        Harris County Texas Health,
                                                Floating Rate Note, 2/15/31             3,700,000
 2,625,000          3.90      AA/Aa2        Maryland State Health & Higher
                                                Educational Facilities Authority
                                                Revenue, Floating Rate Note,
                                                7/1/36                                  2,625,000
 1,605,000          3.94      A/NR          Maryland State Health & Higher
                                                Educational Facilities Authority
                                                Revenue, Floating Rate, 4/1/31          1,605,000
 2,000,000          3.90      NA/Aa1        Massachusetts Health &
                                                Educational Facilities, Floating
                                                Rate Note, 7/1/36                       2,000,000

The accompanying notes are an integral part of these financial statements.   13

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                  Value
                                            Municipal Medical - (continued)
$6,725,000          3.95%     AA/Aa3        North Carolina Medical Care
                                                Community, Floating Rate Note,
                                                6/1/15                                  $  6,725,000
   760,000          3.99      AAA/Aaa       Pinellas County Florida Health
                                                Facilities, Floating Rate Note,
                                                7/1/36                                       760,000
 2,000,000          3.91      AAA/AAA       Port City Medical Clinic Board
                                                Alabama, Floating Rate Note,
                                                2/1/25                                     2,000,000
 7,980,000          4.00      NR/VMI1       Sarasota County Florida Public
                                                Hospital Board, Floating Rate
                                                Note, 7/1/37                               7,980,613
                                                                                        ------------
                                                                                        $ 36,000,613
                                                                                        ------------
                                            Municipal Multiple Family Housing - 8.0%
 1,500,000          3.98      AAA/NR        Alabama Housing Financial
                                                Authority Multi-family Housing,
                                                Floating Rate Note, 6/15/26             $  1,500,000
 3,405,000          3.92      AA/Aa2        Alaska State Housing Finance
                                                Corp., Series B, Floating Rate
                                                Note, 12/1/30                              3,405,000
 1,500,000          3.91      AAA/NR        Cobb County Georgia Housing
                                                Multi-Family, Floating Rate Note,
                                                6/1/25                                     1,500,000
 1,800,000          3.92      AAA/NR        Louisiana Public Facilities Authority
                                                Revenue, Floating Rate Note,
                                                6/15/31                                    1,800,000
 3,915,000          3.95      AAA/NR        Orange County Florida Housing
                                                Finance Multi-Family Revenue,
                                                Floating Rate Note, 6/1/25                 3,915,000
 3,450,000          3.93      NR/NR         Phoenix Arizona Industrial
                                                Development Authority
                                                Multi-Family, Floating Rate
                                                Note, 10/1/29                              3,450,000
                                                                                        ------------
                                                                                        $ 15,570,000
                                                                                        ------------

14   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               Floating       S&P/Moody's
Principal      Rate (b)       Ratings
Amount         (unaudited)    (unaudited)                                                    Value
                                            Municipal Pollution - 12.4%
$4,400,000          3.90%     A+/Aa1        Apache County Arizona Industrial
                                                Development Authority, Floating
                                                Rate Note, 12/15/18                   $  4,400,000
 3,465,000          3.99      AAA/NR        Burke County Georgia
                                                Development, Floating Rate
                                                Note, 1/1/18                             3,465,000
 5,800,000          3.97      AA+/Aa1       Hammond Indiana Pollution Center,
                                                Floating Rate Note, 2/1/22               5,800,000
 6,855,000          3.97      AA+/Aa1       Hurley New Mexico Pollution
                                                Control Revenue, Floating Rate
                                                Note, 12/1/15                            6,855,000
 1,780,000          3.63      A/A1          Sabine River Industrial
                                                Development Authority Texas,
                                                Floating Rate Note, 8/15/14              1,780,000
 1,765,000          3.97      AA+/AA1       Salt Lake County Utah Pollution
                                                Control Revenue, Floating Rate
                                                Note, 2/1/08                             1,765,000
                                                                                      ------------
                                                                                      $ 24,065,000
                                                                                      ------------
                                            Municipal School District - 2.0%
 2,365,000          3.97      AAA/Aaa       Chicago Board of Education,
                                                Floating Rate Note, 3/1/31            $  2,365,000
 1,500,000          3.93      NA/A1         Phoenixville Penn Area School,
                                                Floating Rate Note, 5/15/25              1,500,000
                                                                                      ------------
                                                                                      $  3,865,000
                                                                                      ------------
                                            Municipal Single Family Housing - 1.1%
 2,165,000          3.89      NR/NR         Wyoming Community Development
                                                Authority, Floating Rate Note,
                                                12/1/32                               $  2,165,000
                                                                                      ------------
                                            Municipal Transportation - 3.2%
 6,170,000          3.88      AAA/Aaa       Utah Transportation Authority Sales
                                                Tax Revenue, Floating Rate Note,
                                                6/15/36                               $  6,170,000
                                                                                      ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 12/31/06                                   (continued)
--------------------------------------------------------------------------------


                Floating       S&P/Moody's
Principal       Rate (b)       Ratings
Amount          (unaudited)    (unaudited)                                                   Value
                                             Municipal Water - 2.3%
$1,345,000           3.91%     NR/Aaa        Jackson Tennessee Energy, Floating
                                                Rate Note, 12/1/23                      $  1,345,000
   800,000           4.00      NA/Aa2        Las Vegas Nevada Water
                                                Distribution, Floating Rate Note,
                                                6/1/36                                       800,000
 2,060,000           3.96      AA+/Aaa       Massachusetts State Water
                                                Resource Authority, Floating Rate
                                                Note, 8/1/20                               2,060,000
   150,000           3.55      AA+/NR        Oklahoma State Water Resource,
                                                Floating Rate Note, 10/1/34                  150,000
                                                                                        ------------
                                                                                        $  4,355,000
                                                                                        ------------
                                             TOTAL MUNICIPAL BONDS
                                             (Cost $187,688,161)                        $187,688,774
                                                                                        ------------
                                             TEMPORARY CASH INVESTMENT - 2.9%
 Shares                                      Mutual Fund - 2.9%
  5,549,010                                  Blackrock Liquidity Funds Municipal
                                                Fund Portfolio                          $  5,549,010
                                                                                        ------------
                                             TOTAL TEMPORARY CASH
                                             INVESTMENT
                                             (Cost $5,549,010)                          $  5,549,010
                                                                                        ------------
                                             TOTAL INVESTMENT IN
                                             SECURITIES - 99.7%
                                             (Cost $193,237,784) (a)                    $193,237,784
                                                                                        ------------
                                             OTHER ASSETS AND
                                             LIABILITIES - 0.3%                         $    661,871
                                                                                        ------------
                                             TOTAL NET ASSETS - 100.0%                  $193,899,655
                                                                                        ============

(a)  At December 31, 2006 cost for federal income tax purpose was $193,237,784.
(b)  The rate shown is the rate at period end.
NR   Not Rated by either S&P or Moody's.

16   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES 12/31/06
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (cost $193,237,784)            $193,237,784
  Receivables -
    Investment securities sold                                 500,000
    Interest                                                   770,858
  Other                                                          5,677
                                                          ------------
     Total assets                                         $194,514,319
                                                          ------------
LIABILITIES:
  Payables -
    Fund shares repurchased                               $      1,009
    Dividends                                                  377,372
  Due to bank                                                   67,350
  Due to affiliates                                             15,636
  Accrued expenses                                              98,514
  Other                                                         54,783
                                                          ------------
     Total liabilities                                    $    614,664
                                                          ------------
NET ASSETS:
  Paid-in capital                                         $194,000,787
  Accumulated net realized loss on investments                (101,132)
                                                          ------------
     Total net assets                                     $193,899,655
                                                          ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $72,853,656/72,842,085 shares)        $       1.00
                                                          ============
  Class Y (based on $121,045,999/121,047,414 shares)      $       1.00
                                                          ============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/06


INVESTMENT INCOME:
  Interest                                                              $5,656,978
                                                                        ----------
EXPENSES:
  Management fees                                        $638,559
  Transfer agent fees and expenses
    Class A                                                14,946
    Investor Class                                         15,544
    Class Y                                                 2,113
  Distribution fees
    Class A                                                51,242
  Administrative reimbursements                            33,118
  Custodian fees                                           10,971
  Registration fees                                        95,597
  Professional fees                                        77,297
  Printing expense                                         28,269
  Fees and expenses of nonaffiliated trustees               6,001
  Miscellaneous                                            15,765
                                                         --------
    Total expenses                                                      $  989,422
    Less management fees waived and expenses
     reimbursed by Pioneer Investment Management, Inc.                      (5,419)
    Less fees paid indirectly                                                 (566)
                                                                        ==========
    Net expenses                                                        $  983,437
                                                                        ----------
     Net investment income                                              $4,673,541
                                                                        ----------
REALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                      $   (4,950)
                                                                        ----------
  Net increase in net assets resulting from operations                  $4,668,591
                                                                        ==========

18   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 12/31/06 and 12/31/05, respectively


                                                       Year Ended       Year Ended
                                                        12/31/06         12/31/05
FROM OPERATIONS:
Net investment income                                $    4,673,541   $   1,270,027
Net realized gain (loss) on investments                      (4,950)            273
                                                     --------------   -------------
    Net increase in net assets resulting
     from operations                                 $    4,668,591   $   1,270,300
                                                     --------------   -------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.0271 and $0.0126
     per share, respectively)                        $     (978,686)  $    (158,251)
    Class Y ($0.0284 and $0.0054
     per share, respectively)                            (3,011,337)       (581,329)
    Investor Class ($0.0263 and $0.0167
     per share, respectively)                              (683,518)       (530,447)
                                                     --------------   -------------
     Total distributions to shareowners              $   (4,673,541)  $   1,270,027
                                                     --------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                     $  397,524,639   $  77,615,060
Shares issued in reorganization                                   -     130,250,307
Reinvestment of distributions                             1,517,604         638,996
Cost of shares repurchased                             (356,072,638)    (97,401,077)
                                                     --------------   -------------
    Net increase in net assets resulting from fund
     share transactions                              $   42,969,605   $ 111,103,286
                                                     ==============   =============
    Net increase in net assets                       $   42,964,655   $ 111,103,559
NET ASSETS:
Beginning of year                                       150,935,000      39,831,441
                                                     --------------   -------------
End of year                                          $  193,899,655   $ 150,935,000
                                                     ==============   =============

The accompanying notes are an integral part of these financial statements.   19

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------

                              '06 Shares        '06 Amount       '05 Shares       '05 Amount
CLASS A
Shares sold                   169,674,402    $  192,488,835       41,433,916    $  41,433,916
Conversion of
  Investor shares to
  Class A shares               22,807,079        22,814,432                -                -
Shares issued in
  reorganization                        -                 -       27,405,007       27,405,007
Reinvestment of
  distributions                   911,914           911,914          146,175          146,175
Less shares repurchased      (151,774,339)     (151,774,339)     (38,079,032)     (38,069,491)
                             ------------    --------------      -----------    -------------
    Net increase               41,619,056    $   64,440,842       30,906,066    $  30,915,607
                             ============    ==============      ===========    =============
INVESTOR CLASS
Shares sold                             -    $            -                -    $           -
Reinvestment of
  distributions                   605,692           605,690          492,821          492,821
Redeemed in conversion
  to Class A                  (22,807,079)      (22,814,432)               -                -
Less shares repurchased        (6,322,681)      (29,137,113)     (11,483,231)     (11,483,237)
                             ------------    --------------      -----------    -------------
    Net decrease              (28,524,068)   $  (51,345,855)     (10,990,410)   $ (10,990,416)
                             ============    ==============      ===========    =============
CLASS Y
Shares sold                   205,035,804    $  205,035,804       36,181,144    $  36,181,144
Shares issued in
  reorganization                        -                 -      102,845,300      102,845,300
Reinvestment of
  distributions                         -                 -                -                -
Less shares repurchased      (175,161,186)     (175,161,186)     (47,853,648)     (47,848,349)
                             ------------    --------------      -----------    -------------
    Net increase               29,874,618    $   29,874,618       91,172,796    $  91,178,095
                             ------------    --------------      -----------    -------------

20   The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                             12/11/04 (a)
                                              Year Ended     Year Ended           to
                                               12/31/06       12/31/05         12/31/04
CLASS A
Net asset value, beginning of period          $  1.0000      $  1.0000         $ 1.0000
                                              ---------      ---------         -------
Increase from investment operations:
  Net investment income                       $  0.0270      $  0.0126         $ 0.0004
                                              ---------      ---------         -------
Distributions to shareowners:
  Net investment income                       $ (0.0270)     $ (0.0126)        $(0.0004)
                                              ---------      ---------         --------
Net asset value, end of period                $  1.0000      $  1.0000         $ 1.0000
                                              =========      =========         ========
Total return*                                      2.76%          1.28%            0.04%(b)
Ratio of net expenses to average
  net assets+                                      0.75%          0.78%            0.94%**
Ratio of net investment income to
  average net assets+                              2.82%          1.75%            1.38%**
Net assets, end of period (in thousands)      $  72,854      $  31,232         $    317
Ratios with no waiver of management
  fees and assumptions of expense
  by PIM and no reductions for fees
  paid indirectly:
  Net expenses                                     0.75%          0.81%            1.17%**
  Net investment income                            2.82%          1.72%            1.15%**
Ratios with waiver of management
  fees and assumptions of expense
  by PIM and no reductions for fees
  paid indirectly:
  Net expenses                                     0.75%          0.78%               -**
  Net investment income                            2.82%          1.75%               -**

(a)  Class A shares commenced operations on December 11, 2004.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   21

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    1/1/06 to     Year Ended
                                                                  12/10/06 (b)     12/31/05
INVESTOR CLASS
Net asset value, beginning of period                               $   1.00        $   1.00
                                                                   --------        --------
Increase from investment operations:
 Net investment income                                             $ 0.0263        $ 0.0167
                                                                   --------        --------
Distributions to shareowners:
 Net investment income                                             $(0.0263)       $(0.0167)
                                                                   --------        --------
Net asset value, end of period                                     $   1.00        $   1.00
                                                                   --------        --------
Total return*                                                          2.71%(c)        1.70%
Ratio of net expenses to average net assets+                           0.63%**         0.64%
Ratio of net investment income to average net assets+                  2.90%**         1.64%
Portfolio turnover rate                                                   -               -
Net assets, end of period (in thousands)                           $ 22,814        $ 28,526
Ratios with no waiver of management fees and assumptions
 of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                          0.65%**         0.91%
 Net investment income                                                 2.88%**         1.36%
Ratios with waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                          0.63%**         0.64%
 Net investment income                                                 2.90%**         1.64%

FINANCIAL HIGHLIGHTS
Pioneer Tax Free Money Market Fund
                                                                  Year Ended    Year Ended   Year Ended
                                                                 12/31/04 (a)    12/31/03     12/31/02
INVESTOR CLASS
Net asset value, beginning of period                              $    1.00     $    1.00    $    1.00
                                                                  ---------     ---------    ---------
Increase from investment operations:
 Net investment income                                            $  0.0059     $  0.0055    $  0.0055
                                                                  ---------     ---------    ---------
Distributions to shareowners:
 Net investment income                                            $ (0.0059)    $ (0.0054)   $ (0.0054)
                                                                  ---------     ---------    ---------
Net asset value, end of period                                    $    1.00     $    1.00    $    1.00
                                                                  ---------     ---------    ---------
Total return*                                                          0.59%         0.51%        0.97%
Ratio of net expenses to average net assets+                           0.65%         0.65%        0.75%
Ratio of net investment income to average net assets+                  0.57%         0.51%        0.97%
Portfolio turnover rate                                                   -             -            -
Net assets, end of period (in thousands)                          $  39,514     $  67,128    $  75,954
Ratios with no waiver of management fees and assumptions
 of expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                          0.78%         0.74%        0.75%
 Net investment income                                                 0.44%         0.42%        0.97%
Ratios with waiver of management fees and assumptions of
 expense by PIM and no reductions for fees paid indirectly:
 Net expenses                                                             -             -            -
 Net investment income                                                    -             -            -

(a) Effective August 2, 2004, PIM became the subadvisor for the Fund and subsequently became advisor on December 11, 2004.
(b)  On December 10, 2006, Investor Class shares converted to Class A shares.
(c)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                            9/23/05 (a)
                                                           Year Ended           to
                                                            12/31/06         12/31/05
CLASS Y
Net asset value, beginning of period                      $ 1.0000          $ 1.0000
                                                          --------          --------
Increase from investment operations:
  Net investment income                                   $ 0.0284          $ 0.0054
                                                          --------          --------
Distributions to shareowners:
  Net investment income                                   $(0.0284)         $(0.0054)
                                                          --------          ---------
Net asset value, end of period                            $ 1.0000          $ 1.0000
                                                          --------          ---------
Total return*                                                 2.95%             0.54%(b)
Ratio of net expenses to average net assets+                  0.57%             0.56%**
Ratio of net investment income to average net assets+         2.99%             1.96%**
Net assets, end of period (in thousands)                  $121,046          $ 91,177
Ratios with no waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                0.57%             0.56%**
  Net investment income                                       2.99%             1.96%**
Ratios with waiver of management fees and
  assumptions of expense by PIM and no reductions
  for fees paid indirectly:
  Net expenses                                                0.57%             0.56%**
  Net investment income                                       2.99%             1.96%**

(a)  Class Y shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Free Money Market Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Class Y Shares were first publicly offered on September 23, 2005. The investment objective of the Fund is to provide current income, exempt from federal income tax as is consistent with Portfolios of as high a level of high quality short-term Municipal obligations selected on the basis of liquidity and preservation of capital.

The Fund offers two classes of shares - Class A and Class Y shares. As planned, Investor Class shares were converted to Class A shares on December 10, 2006. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A.

Information containing the Fund's principal risks is contained in the Fund's prospectus(es). Please refer to these documents when considering the Fund's risks. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting periods. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     At December 31, 2006, the Fund had a net capital loss carry forward acquired as a result of the acquisition of AmSouth Tax-Exempt Money Market Fund, of $101,132 of which $74,898 will expire in 2008, $14,681 will expire in 2010, $56 will expire in 2011, $6,547 will expire in 2012, and $4,950 will expire in 2014, if not utilized.

     The tax character of current year distributions will be determined at the end of the current fiscal year. The tax character of distributions paid during the years ended December 31, 2006 and 2005 were as follows:

--------------------------------------------------------------------------------
                                  2006            2005
--------------------------------------------------------------------------------
  Distributions paid from:
  Tax exempt income            $4,673,541      $1,270,027
                               ==========      ==========
--------------------------------------------------------------------------------

    The following shows components of earnings on a federal income tax basis at December 31, 2006:

--------------------------------------------------------------------------------
                                   2006
--------------------------------------------------------------------------------
  Capital loss carryforward     $(101,132)
                                ==========
--------------------------------------------------------------------------------

     At December 31, 2006 the Fund has reclassified $91,998 to increase accumulated net realized loss on investments and $91,998 to decrease paid in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


D.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4). Class Y and Investor Class shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class Y and Investor Class shares bear different transfer agent and distribution fees.


2.   Management Agreement

PIM, a wholly-owned indirect subsidy of UniCredito Italiano, S.p.A., (UniCredito Italiano), manages the Fund's portfolio. Effective January 1, 2006 management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2006, $6,661 was payable to PIM related to management fees, administrative fees and certain other services and is included in due to affiliates.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $8,109 in transfer agent fees payable to PIMSS at December 31, 2006.


4.   Distribution and Service Plans

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredito Italiano, a service fee of up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $866 in distribution fees payable to PFD at December 31, 2006.

In addition, redemptions of Class A shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2006, CDSCs in the amount of $299 were paid to PFD.


5.   Expense Offsets

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the period ended December 31, 2006, the Fund's expenses were reduced by $5,419 under such arrangements.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/06                             (continued)
--------------------------------------------------------------------------------

6.   Merger Information

On September 22, 2005, beneficial owners of AmSouth Tax-Exempt Money Market Fund approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 23, 2005, by exchanging all of AmSouth Tax-Exempt Money Market Fund's net assets for Pioneer Tax Free Money Market Fund's shares, based on Pioneer Tax Free Money Market Fund's Class A and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that closing date ("Closing Date"):

--------------------------------------------------------------------------------------------
                             Pioneer Tax           AmSouth Tax-            Pioneer Tax
                             Free Money            Exempt Money            Free Money
                             Market Fund            Market Fund            Market Fund
                        (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
--------------------------------------------------------------------------------------------
  Net Assets
  Class A                    $ 1,406,006           $ 27,405,007           $ 28,811,013
  Class Y                    $         -           $          -           $102,845,300
  Investor Class             $29,819,766           $          -           $ 29,819,766
  Class I                    $         -           $102,845,300           $          -
  Total Net Assets           $31,225,772           $130,250,307           $161,476,079
  Shares
   Outstanding
  Class A                      1,405,937             27,395,466             28,810,944
  Class Y                              -                      -            102,845,300
  Investor Class              29,817,950                      -             29,817,950
  Class I                              -            102,840,001                      -
  Shares Issued
   in Reorganization
  Class A                                                                   27,405,007
  Class Y                                                                  102,845,300
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                               Unrealized       Accumulated
                                            Depreciation on       Gain on
                                              Closing Date      Closing Date
--------------------------------------------------------------------------------------------
  AmSouth Tax-Exempt Money Market Fund          $ -              $(188,453)
                                                =====            ==========
--------------------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

7.   New Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions have a "more-likely-than-not" probability of being sustained by the applicable tax authority. Tax positions deemed to not meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the year in which they are realized. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Pioneer Series Trust II and
Shareowners of Pioneer Tax Free Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Pioneer Tax Free Money Market Fund, one of the series comprising the Pioneer Series Trust II (the "Trust"), including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Tax Free Money Market Fund of the Pioneer Series Trust II at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                        /s/ Ernst & Young LLP


Boston, Massachusetts
February 21, 2007

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT
--------------------------------------------------------------------------------

The Investment Company Act of 1940 requires that both the Board of Trustees and a majority of the Independent Trustees (collectively "the Trustees"), voting separately, annually approve the Fund's management contract (the "Management Contract"). The Trustees have determined that the terms of the Management Contract are fair and reasonable and that renewal of the contract: (i) will enable the Fund to receive quality investment advisory services at a fee deemed reasonable; and (ii) is in the best interests of the Fund and its shareowners. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

Throughout the year, the Independent Trustees regularly met in executive session, separately from the Interested Trustees of the Fund and any officer of Pioneer Investment Management, Inc., the Fund's adviser (the "Investment Adviser"), or its affiliates. While the Trustees, including the Interested Trustees, act on all major matters relating to the Fund, a significant portion of the activities of the Board of Trustees (including certain of those described herein) is conducted through committees, the members of which are comprised exclusively of Independent Trustees. Such committee meetings are attended by officers of the Fund and/or officers of the Investment Adviser to the extent requested by the members of the committee.

In evaluating the Management Contract, the Trustees conducted a review that was specifically focused upon the renewal of the Management Contract, and also relied upon their knowledge, resulting from their meetings throughout the year, of the Investment Adviser, its services and the Fund. Both in meetings specifically dedicated to renewal of the Management Contract and at other meetings during the course of the year, the Trustees, including the Independent Trustees, received materials relating to the Investment Adviser's investment and management services under the Management Contract. These materials included information on (i) the investment performance of the Fund, a peer group of funds as classified by Morningstar, Inc., an independent evaluation service ("Morningstar") and an index considered appropriate by the Independent Trustees for this purpose, (ii) sales and redemption activity in respect of the Fund,
(iii) the general investment outlook in the markets in which the Fund invests,
(iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of each of the Fund's assets, (vi) the Investment Adviser's management of the

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

relationships with the Fund's unaffiliated service providers, (vii) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of the Investment Adviser's compliance department and (viii) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Specifically in connection with the Independent Trustees' review of the Management Contract, the Independent Trustees requested, and the Investment Adviser provided, additional information in order to evaluate the quality of the Investment Adviser's services and the reasonableness of the fee under the Management Contract. Among other items, this information included data or analyses of (1) investment performance for the one, year period for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (2) management and other fees incurred by a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (3) the advisory fees of comparable portfolios of other clients of the Investment Adviser, (4) expense ratios for the Fund and a peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose, (5) the overall organization of the Investment Adviser, (6) the Investment Adviser's financial results and condition, including its and certain of its affiliates' profitability in providing services to the Fund, (7) transfer agency fees and administrative reimbursements paid to the Investment Adviser or affiliates, (8) investment management staffing, and (9) operating expenses paid by the Funds to third parties. The Trustees also reviewed information regarding the potential for each of the Fund and the Investment Adviser to benefit from further economies of scale in the management of the Fund in light of break points in the Fund's management fee and a peer group of funds selected by the Independent Trustees for this purpose, reasonable growth expectations for the Fund and certain of the Fund's expenses that are incurred on a basis other than as a percentage of net assets.

The following summarizes factors considered by the Trustees in connection with reviewing the information described above and their renewal of the Fund's Management Contract. The Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A. Ancillary Benefits to Shareowners. The Trustees considered the benefits to shareowners of investing in a Fund that is part of a large number of investment companies offering a variety of investment disciplines and providing for a large variety of Fund and shareowner services.

B. Compliance and Investment Performance. The Trustees determined that the Investment Adviser had policies and systems reasonably designed to achieve compliance with the Fund's investment objectives and regulatory requirements. The Trustees also reviewed the Fund's absolute investment performance based upon total return and yield, as well as the Fund's performance relative to the performance of both a peer group considered appropriate by the Independent Trustees for this purpose and the 90-day Treasury bill. The Fund's performance, based upon total return, was in the fifth quintile of its Morningstar category peer group for the 12 months ended June 30, 2006. (In all quintile rankings referred to throughout this discussion first quintile is most favorable to the Fund's shareholders. Thus, highest relative performance would be first quintile and lowest relative expenses also would be first quintile.) The Trustees also considered the yield, after deduction of expenses, compared to the yield on the 90-day Treasury bill. The Trustees concluded that the Fund underperformed relative to its peers during the short period since its inception.

C. The Investment Adviser's Personnel and Methods. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also have had discussions with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed income group. Among other things, the Trustees considered the size, education and experience of the Investment Adviser's investment staff and their use of technology and emphasis on analytics in view of the risk profile of securities in which the Fund invests. The Trustees concluded that the Investment Adviser had the quality and depth of personnel and the well-developed methods essential to performing its duties under the Management Contract.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

D. Nature and Quality of Other Services. The Trustees considered the nature, quality and extent of other services provided to shareowners of the Fund, including administrative and shareowner services performed by the Investment Adviser under the Management Contract. The Trustees also considered the reasonableness of the arrangements for reimbursement of the Investment Adviser's out-of-pocket costs and expenses, including overhead, for certain administrative services that the Investment Adviser is not required to provide under the Management Contract. The Trustees also considered the nature and extent of the other services provided by the Investment Adviser or its affiliates under other contracts, as well as the Investment Adviser's supervision of third party service providers. Based on these considerations, the Trustees concluded that the nature, quality and extent of such services are satisfactory and reliable and serve the shareowners of the Fund well.

E. Management Fee and Expenses. The Trustees considered the Investment Adviser's fee under the Management Contract relative to the management fees charged by its Morningstar category peer group. The Fund's management fee for the 12 months ended June 30, 2006 was in the third quintile relative to the management fees paid by the other funds in that peer group for the comparable period. The Trustees also considered the Fund's expense ratio for the 12 months ended June 30, 2006 and expense ratios for the comparable period of the peer group of funds selected on the basis of criteria considered appropriate by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC, an independent third party. The Trustees found the Fund's expense ratio for the 12 months ended June 30, 2005 to be in the third quintile, according to data for the applicable peer group for the most recent fiscal year.

F. Profitability. The Trustees considered the level of the Investment Adviser's profits with respect to the management of the Pioneer Funds, including a review of the Investment Adviser's methodology in allocating certain of its costs to the management of each Fund, as well as the financial results realized by the Investment Adviser in connection with the operation of the Fund. They further considered the profits realized by the Investment Adviser and its affiliates from non-fund businesses that may benefit from or be related to the Fund's business. The Trustees considered the Investment Adviser's profit margins in comparison with the limited industry

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     data available. The Trustees concluded that the Investment Adviser's profits from management of the Pioneer Funds, including the financial results derived from the Fund, bear a reasonable relationship to the services rendered and are fair for the management of the Fund.

G. Economies of Scale. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. Because of break points in the management fee, the Trustees concluded that any perceived or potential economies of scale would be shared between Fund's shareowners and the Investment Adviser in a reasonable manner as the Fund grows in size.

H. Other Benefits to the Investment Adviser. The Trustees also considered the character and amount of fees paid by the Fund, other than under the Management Contract, for services provided by the Investment Adviser and affiliates, including fees for services such as shareowner services. The Trustees also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of the Pioneer Funds (including the Fund), and benefits to the Investment Advisor from the use of "soft" commission dollars to pay for research services. The Trustees further considered the revenues and profitability of the Investment Adviser's businesses other than the fund business, including the Investment Adviser's institutional investment advisory business. The Trustees considered the intangible benefits that accrue to the Investment Adviser and its affiliates by virtue of its relationship with the Fund and the Pioneer Funds as a group. The Trustees concluded that all these types of benefits accruing to the Investment Adviser were reasonable in the context of the overall relationship between the Investment Adviser and the Fund.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN
APPROVING THE MANAGEMENT CONTRACT                                  (continued)
--------------------------------------------------------------------------------

Conclusion. In light of the Investment Adviser's overall performance, the Trustees considered it appropriate to continue to retain the management services of the Investment Adviser. Based on their review of the overall nature and quality of services provided by the Investment Adviser and the fees charged by other funds in the Fund's relevant peer group, and taking into account all material factors deemed relevant by the Trustees as well as the advice of independent counsel, the Trustees concluded that the Management Contract with the Fund, including the fee payable thereunder, was fair and reasonable and that its renewal was in the best interests of the Fund and its shareowners. Accordingly, the Trustees voted to approve the continuation of the Management Contract for another year.

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Wilmer Cutler Pickering Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers
The fund's Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. The fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 86 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Interested Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund

INTERESTED TRUSTEES

                           Positions Held    Length of Service
Name and Age               With the Fund     and Term of Office
John F. Cogan, Jr. (80)*   Chairman of the   Trustee since 2003.
                           Board, Trustee    Serves until a
                           and President     successor trustee is
                                             elected or earlier
                                             retirement or removal.

* Mr. Cogan is an Interested Trustee because he is an officer or director of the fund's investment adviser and certain of its affiliates.
--------------------------------------------------------------------------------

                                                                                         Other Directorships Held
Name and Age               Principal Occupation During Past Five Years                   by this Trustee
John F. Cogan, Jr. (80)*   Deputy Chairman and a Director of Pioneer Global Asset        Director of ICI Mutual
                           Management S.p.A. ("PGAM"); Non-Executive Chairman            Insurance Company
                           and a Director of Pioneer Investment Management USA
                           Inc. ("PIM-USA"); Chairman and a Director of Pioneer;
                           Chairman and Director of Pioneer Institutional Asset
                           Management, Inc. (since 2006); Director of Pioneer
                           Alternative Investment Management Limited (Dublin);
                           President and a Director of Pioneer Alternative Investment
                           Management (Bermuda) Limited and affiliated funds;
                           Director of PIOGLOBAL Real Estate Investment Fund
                           (Russia) (until June 2006); Director of Nano-C, Inc. (since
                           2003); Director of Cole Investment Corporation (since
                           2004); Director of Fiduciary Counseling, Inc.; President and
                           Director of Pioneer Funds Distributor, Inc. ("PFD") (until
                           May 2006); President of all of the Pioneer Funds; and Of
                           Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
                           (counsel to PIM-USA and the Pioneer Funds)
--------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                               Positions Held   Length of Service
Name, Age and Address          With the Fund    and Term of Office
David R. Bock (63)             Trustee          Trustee since 2005.
=3050 K. Street NW,                             Serves until a
Washington, DC 20007                            successor trustee is
                                                elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Mary K. Bush (58)              Trustee          Trustee since 2003.
3509 Woodbine Street,                           Serves until a
Chevy Chase, MD 20815                           successor trustee
                                                is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Trustee          Trustee since 2003.
1001 Sherbrooke Street West,                    Serves until a
Montreal, Quebec, Canada                        successor trustee
H3A 1G5                                         is elected or earlier
                                                retirement or removal.
--------------------------------------------------------------------------------

                                                                                                 Other Directorships Held
Name, Age and Address          Principal Occupation During Past Five Years                       by this Trustee
David R. Bock (63)             Senior Vice President and Chief Financial Officer, I-trax, Inc.   Director of The Enterprise
3050 K. Street NW,             (publicly traded health care services company) (2001 -            Social Investment
Washington, DC 20007           present); Managing Partner, Federal City Capital Advisors         Company (privately-held
                               (boutique merchant bank) (2002 to 2004); and Executive            affordable housing
                               Vice President and Chief Financial Officer, Pedestal Inc.         finance company); and
                               (internet-based mortgage trading company) (2000 - 2002)           Director of New York
                                                                                                 Mortgage Trust (publicly
                                                                                                 traded mortgage REIT)
-----------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (58)              President, Bush International (international financial            Director of Brady
3509 Woodbine Street,          advisory firm)                                                    Corporation (industrial
Chevy Chase, MD 20815                                                                            identification and
                                                                                                 specialty coated material
                                                                                                 products manufacturer);
                                                                                                 Director of Briggs &
                                                                                                 Stratton Co. (engine
                                                                                                 manufacturer); Director
                                                                                                 of Mortgage Guaranty
                                                                                                 Insurance Corporation;
                                                                                                 and Director of UAL
                                                                                                 Corporation (airline
                                                                                                 holding company)
----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (59)      Founding Director, The Winthrop Group, Inc.                       None
1001 Sherbrooke Street West,   (consulting firm); and Desautels Faculty of
Montreal, Quebec, Canada       Management, McGill University
H3A 1G5
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

                                Positions Held   Length of Service
Name, Age and Address           With the Fund    and Term of Office
Thomas J. Perna (56)            Trustee          Trustee since 2006.
89 Robbins Avenue,                               Serves until a
Berkeley Heights, NJ 07922                       successor trustee
                                                 is elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (58)        Trustee          Trustee since 2003.
200 State Street, 12th Floor,                    Serves until a
Boston, MA 021098                                successor trustee
                                                 is elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------
John Winthrop (70)              Trustee          Trustee since 2003.
One North Adgers Wharf,                          Serves until a
Charleston, SC 29401                             successor trustee
                                                 is elected or earlier
                                                 retirement or removal.
--------------------------------------------------------------------------------


                                                                                          Other Directorships Held
Name, Age and Address           Principal Occupation During Past Five Years               by this Trustee
Thomas J. Perna (56)            Private investor (2004 - present); and Senior Executive   Director of Quadriserv
89 Robbins Avenue,              Vice President, The Bank of New York (financial and       Inc. (technology products
Berkeley Heights, NJ 07922      securities services) (1986 - 2004)                        for securities lending
                                                                                          industry)
----------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (58)        President and Chief Executive Officer, Newbury, Piret &   Director of New America
200 State Street, 12th Floor,   Company, Inc. (investment banking firm)                   High Income Fund, Inc.
Boston, MA 021098                                                                         (closed-end investment
                                                                                          company)
----------------------------------------------------------------------------------------------------------------------
John Winthrop (70)              President, John Winthrop & Co., Inc. (private             None
One North Adgers Wharf,         investment firm)
Charleston, SC 29401
----------------------------------------------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Osbert M. Hood (54)+         Executive Vice        Since 2003. Serves at
                             President             the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (42)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                    by this Officer
Osbert M. Hood (54)+         President and Chief Executive Officer, PIM-USA since May       Trustee of certain
                             2003 (Director since January 2001; Executive Vice              Pioneer Funds
                             President and Chief Operating Officer from November
                             2000 - May 2003); Director of PGAM since June 2003;
                             President and Director of Pioneer since May 2003;
                             President and Director of Pioneer Institutional Asset
                             Management, Inc. since February 2006; Chairman and
                             Director of Pioneer Investment Management Shareholder
                             Services, Inc. ("PIMSS") since May 2003; Director of PFD
                             since May 2006; Director of Oak Ridge Investments, LLC
                             (a registered investment adviser in which PIM-USA owns a
                             minority interest) since January 2005; Director of
                             Vanderbilt Capital Advisors, LLC (an institutional investment adviser wholly-owned by PIM-USA) since June 2006; and
                             Executive Vice President of all of the Pioneer Funds since
                             June 2003

+Mr. Hood resigned as EVP effective January 9, 2007.
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (58)     Secretary of PIM-USA; Senior Vice President - Legal            None
                             of Pioneer; Secretary/Clerk of most of PIM-USA's
                             subsidiaries; and Secretary of all of the Pioneer Funds
                             since September 2003 (Assistant Secretary from
                             November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (42)   Vice President and Senior Counsel of Pioneer since             None
                             July 2002; Vice President and Senior Counsel of BISYS
                             Fund Services, Inc. (April 2001 to June 2002); Senior
                             Vice President and Deputy General Counsel of Funds
                             Distributor, Inc. (July 2000 to April 2001); and Assistant
                             Secretary of all of the Pioneer Funds since September 2003
-----------------------------------------------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

                             Positions Held        Length of Service
Name and Age                 With the Fund         and Term of Office
Christopher P. Harvey (45)   Assistant Secretary   Since 2006. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Vincent Nave (61)            Treasurer             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (47)+        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (48)           Assistant Treasurer   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------

                                                                                          Other Directorships Held
Name and Age                 Principal Occupation During Past Five Years                  by this Officer
Christopher P. Harvey (45)   Partner, Wilmer Cutler Pickering Hale and Dorr LLP; and      None
                             Assistant Secretary of all of the Pioneer Funds since
                             July 2006.
-----------------------------------------------------------------------------------------------------------------------
Vincent Nave (61)            Vice President - Fund Accounting, Administration and         None
                             Controllership Services of Pioneer; and Treasurer of
                             all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (47)         Deputy Treasurer of Pioneer since 2004; Treasurer and        None
                             Senior Vice President, CDC IXIS Asset Management
                             Services from 2002 to 2003; Assistant Treasurer and
                             Vice President, MFS Investment Management from
                             1997 to 2002; and Assistant Treasurer of all of the
                             Pioneer Funds since November 2004
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (41)        Assistant Vice President - Fund Accounting, Administration   None
                             and Controllership Services of Pioneer; and Assistant
                             Treasurer of all of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (48)           Fund Accounting Manager - Fund Accounting,                   None
                             Administration and Controllership Services of Pioneer;
                             and Assistant Treasurer of all of the Pioneer Funds since
                             May 2002
-----------------------------------------------------------------------------------------------------------------------

Pioneer Tax Free Money Market Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                           Positions Held
Name and Age                                                                               With the Fund
Katherine Kim Sullivan (33)                                                                Assistant Treasurer
-----------------------------------------------------------------------------------------------------------------------

Terrence J. Cullen (45)                                                                    Chief Compliance
                                                                                           Officer
-----------------------------------------------------------------------------------------------------------------------

                                                                                           Length of Service
Name and Age                                                                               and Term of Office
Katherine Kim Sullivan (33)                                                                Since 2003. Serves at
                                                                                           the discretion of the
                                                                                           Board
-----------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)                                                                    Since 2006. Serves at
                                                                                           the discretion of the
                                                                                           Board
-----------------------------------------------------------------------------------------------------------------------

                                                                                            Other Directorships Held
Name and Age                  Principal Occupation During Past Five Years                   by this Officer
Katherine Kim Sullivan (33)   Fund Administration Manager - Fund Accounting,                None
                              Administration and Controllership Services since
                              June 2003; Assistant Vice President - Mutual Fund
                              Operations of State Street Corporation from June
                              2002 to June 2003 (formerly Deutsche Bank Asset
                              Management); Pioneer Fund Accounting, Administration
                              and Controllership Services (Fund Accounting Manager
                              from August 1999 to May 2002); and Assistant
                              Treasurer of all of the Pioneer Funds since
                              September 2003
------------------------------------------------------------------------------------------------------------------------------------
Terrence J. Cullen (45)       Chief Compliance Officer of Pioneer and all of the            None
                              Pioneer Funds since March 2006; Vice President and
                              Senior Counsel of Pioneer since September 2004; and
                              Senior Vice President and Counsel, State Street
                              Research & Management Company (February 1998 to
                              September 2004)
------------------------------------------------------------------------------------------------------------------------------------

The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredito Italiano S.p.A.
("UniCredito Italiano"), one of the largest banking groups in Italy. Pioneer, the fund's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                                 1-800-225-4240


Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site:                                   www.pioneerinvestments.com


Before investing consider the Fund's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus containing this information. Read it carefully.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust's seven series, including fees associated with the initial and routine filings of its Form N-1A, totaled approximately $204,820 in 2006 and $238,625 in 2005.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Trust during the fiscal years ended December 31, 2006 and 2005.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $52,605 in 2006 and $47,600 in 2005.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Trust during the fiscal years ended December 31, 2006 and 2005.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.

For the years ended December 31, 2006 and 2005, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $52,605 in 2006 and $47,600 in 2005.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust II


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2007


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date March 1, 2007

* Print the name and title of each signing officer under his or her signature.